As filed with the Securities and Exchange Commission on April 27, 2012

1933 Act Registration No. 333-84639

1940 Act Registration No. 811-09521

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 84	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 87	☒

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue

Norwalk, Connecticut 06854

(Address of principal executive offices)

Registrant’s telephone number, including area code: (800) 835-3879

Gregory C. Davis

Rajib Chanda

Ropes & Gray LLP

Three Embarcadero Center

San Francisco, CA 94111-4006

(Name and address of agent for service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2012 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Amendment relates solely to GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund, GW&K Municipal Bond Fund, Renaissance Large Cap Growth Fund, TimesSquare Small Cap Growth Fund, TimesSquare Mid Cap Growth Fund and Skyline Special Equities Portfolio, each a series of Managers AMG Funds (the “Trust”). The Amendment does not supersede or amend any disclosure in the Trust’s Registration Statement relating to any other series of the Trust.

Managers
INVESTMENT GROUP
Mutual Funds • Separate Accounts • Investment Solutions

MAY 1, 2012

PROSPECTUS

# Managers AMG Funds

- **Skyline Special Equities Portfolio • SKSEX**

P033-0512

managersinvest.com

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4-6	SUMMARY OF THE FUND

Skyline Special Equities Portfolio
7-10	ADDITIONAL INFORMATION ABOUT THE FUND

Summary of the Fund’s Principal Risks

Other Important Information about the Fund and its Investment Strategies and Risks

Fund Management
10-17	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Certain Federal Income Tax Information
19	FINANCIAL HIGHLIGHTS

Skyline Special Equities Portfolio
22	HOW TO CONTACT US

Managers Investment Group	2

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SUMMARY OF THE FUND

Skyline Special Equities Portfolio

INVESTMENT OBJECTIVE

The Skyline Special Equities Portfolio’s (the “Fund”) investment objective is to seek maximum capital appreciation primarily through investment in common stocks that the Fund’s Subadvisor, Skyline Asset Management, L. P. (“Skyline”), considers to be undervalued.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable, within 30 days of purchase)	2.00%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.61%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.52%
Fee Waiver and Expense Reimbursements[2]	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.33%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.32%. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$135	$462	$811	$1,796

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund invests primarily in the common and preferred stocks of small-capitalization U.S. companies. Skyline Asset Management, L.P. (“Skyline” or the “Subadvisor”), the Fund’s subadvisor, generally considers a company to be a “small-capitalization” company if its outstanding shares have an aggregate market value of less than $2.5 billion at the time of purchase. The Fund emphasizes investments in companies that have below average valuations and above average earnings growth prospects.

The Fund seeks maximum capital appreciation primarily through investing in common stocks that the Subadvisor considers to be undervalued.

The Fund invests in companies that generally fall into one of the following three categories:

•	A company whose stock is selling at a price/earnings ratio below the average for the overall stock market, and that Skyline believes will achieve above average growth in earnings.

•	A company that has experienced problems leading to a depressed stock price where Skyline believes that there is a reasonable likelihood that the company’s operations will improve.

Managers Investment Group	4

SUMMARY OF THE FUND

Skyline attempts to identify companies that it believes have been neglected by the investment community.

•	A company that does not fall into the above categories, but, because of special circumstances, appears undervalued and, consequently, offers potential for appreciation.

Skyline’s investment and research group screens stocks using:

•	Valuation measures, including price to earnings, price to book, price to cash flow, and price to sales ratios;

•	Earnings growth prospects;

•	Small-capitalization range; and

•	Bottom-up approach – one stock at a time, without market forecasts.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad-based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11

Best Quarter: 33.86% (2nd Quarter 2009)

Worst Quarter: -28.08% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/11

Skyline Special Equities Portfolio	1 Year	5 Years	10 Years
Return Before Taxes	-2.05%	0.34%	7.37%
Return After Taxes on Distributions	-2.05%	-0.34%	5.99%
Return After Taxes on Distributions and Sale of Fund Shares	-1.33%	0.08%	6.09%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)	-5.50%	-1.87%	6.40%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-4.18%	0.15%	5.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Skyline Asset Management, L.P. (“Skyline”)

Portfolio Managers

William F. Fiedler

Partner, Skyline; Portfolio Manager of the Fund since 03/01.

Michael Maloney

Partner, Skyline; Portfolio Manager of the Fund since 03/01.

Mark N. Odegard

Partner, Skyline; Portfolio Manager of the Fund since 03/01.

5	Managers Investment Group

SUMMARY OF THE FUND

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Regular Account: $2,000

Individual Retirement Account: $1,000

Additional Investment Minimum

All Accounts: $100

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	6

ADDITIONAL INFORMATION ABOUT THE FUND

PORTFOLIO MANAGERS	SKYLINE SPECIAL EQUITIES PORTFOLIO

William F. Fiedler

Partner and Portfolio Manager

Michael Maloney

Partner and Portfolio Manager

Mark N. Odegard

Partner and Portfolio Manager

See “Fund Management” on page 10 for more information on the portfolio managers.

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

Skyline, the Subadvisor to the Fund, employs an investment and research group with three portfolio managers each covering specific sectors of the small-cap universe. When looking for investment ideas, the investment and research group relies on a number of sources, both internal and external. Typical sources used to identify prospects include outside research services, computer screening, and an internally-developed watch list of stocks. The investment and research group screens stocks using:

• Valuation measures, including price to earnings, price to book, price to cash flow, and price to sales ratios;
• Earnings growth prospects;
• Small-capitalization range; and
• Bottom-up approach – one stock at a time, without market forecasts.

Potential investments that pass the initial review stage are researched in-depth by a member of the investment and research group. For most stocks that are researched, a member of the investment and research group:

• Reviews corporate documents;
• Reviews existing research reports written by third-party sources;
• Prepares a comprehensive income statement model;
• Reviews industry comparisons; and
• Meets and talks with the company’s senior management, usually the CFO and/or the CEO.

If the stock still appears to be an attractive investment after that in-depth research, it is presented to the investment and research group for discussion. After the investment and research group’s review, the particular portfolio manager covering the security (the “lead portfolio manager”) makes the final buy decision.

After an investment is made, Skyline’s investment and research group regularly monitors the security so that the investment remains within the Fund’s investment strategies. The lead portfolio manager frequently reviews each portfolio holding to determine if it would still purchase the security in current market conditions. If not, the stock will be sold and replaced with a stock that Skyline believes has more favorable prospects. In general, a stock is replaced when it reaches its sell target or when fundamental conditions change such that the original investment thesis is no longer valid.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

7	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUND

SKYLINE SPECIAL EQUITIES PORTFOLIO (CONTINUED)

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to small-cap companies.

•	Diversifying equity investments that may primarily be held in large-cap companies.

•	Seeking exposure to value-oriented investments.

•	Willing to accept short-term volatility of returns.

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because the Fund is authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year to year based on the actual amount of shareholder servicing fees incurred. Please see “Your Account” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the Fund’s summary section, the performance information shown for the periods prior to January 1, 2008 includes performance of the predecessor to the Fund, the Skyline Special Equities Portfolio, a series of Skyline Funds, which was reorganized into the Fund on December 31, 2007. The performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Indices shown in the table. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

Managers Investment Group	8

ADDITIONAL INFORMATION ABOUT THE FUND

SUMMARY OF THE FUND’S PRINCIPAL RISKS

This section presents more detailed information about the Fund’s risks as described in the Fund’s summary section of the Prospectus. The Fund could be subject to additional risks because the types of investments it makes and market conditions may change over time.

All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. In addition, the Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments.

Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

SMALL-CAPITALIZATION STOCK RISK

The stocks of small-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small–capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small–capitalization companies are out of favor.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what a Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

OTHER IMPORTANT INFORMATION ABOUT THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments and, therefore, may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated May 1, 2012 (the “SAI”).

INVESTMENT OBJECTIVE

The Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with the Fund’s investment objective and principal investment strategies. The Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

As described in the Fund’s summary section of this Prospectus, Skyline may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect the Fund’s performance by increasing transaction costs and may increase your tax liability. Because of the Fund’s flexibility of investment and emphasis on growth of capital, the Fund may have a greater portfolio turnover than mutual funds that have primary objectives of income or maintenance of a balanced investment position. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

9	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUND

FUND MANAGEMENT

The Fund is a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisor to the Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly–owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

Skyline has day-to-day responsibility for managing the Fund’s portfolio and has managed the Fund and its predecessor, the Skyline Special Equities Portfolio, a series of Skyline Funds (the “Predecessor Fund”), since 1995. Skyline, located at 120 South LaSalle Street, Suite 1320, Chicago, Illinois 60603, was formed in 1995 and is organized as a limited partnership. Skyline is owned by its senior management. As of December 31, 2011, Skyline had assets under management of approximately $228 million. Skyline’s day-to-day management of the Fund is divided among three portfolio managers, each covering specific sectors of the small-cap universe. William F. Fiedler, Michael Maloney and Mark N. Odegard are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s investments. Mr. Fiedler covers business services, consumer and health care. Mr. Maloney covers financial services, materials and processing, REITs, and utilities. He is also responsible for monitoring sector weightings and has final authority if the portfolio managers cannot arrive at a consensus regarding sector weightings. Mr. Odegard covers autos and transportation, energy, producer durables and technology stocks. William Fiedler is a partner of Skyline and served as a portfolio manager of the Predecessor Fund from March 1, 2001 to December 31, 2007. Prior to becoming a portfolio manager at Skyline, Mr. Fiedler served in the investment and research group of Skyline from 1995 to 2001. He has served as a partner of Skyline since 1999. Michael Maloney is a partner of Skyline and served as a portfolio manager of the Predecessor Fund from March 1, 2001 to December 31, 2007. Mr. Maloney worked in the investment and research group of Skyline from 1995 to 2001. He has served as a partner of Skyline since 1995. Mark N. Odegard is a partner of Skyline and served as a portfolio manager of the Predecessor Fund from March 1, 2001 to December 31, 2007. Mr. Odegard also worked in the investment and research group of Skyline from 1995 to 2001. He has served as a partner of Skyline since 1999.

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.90% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Skyline a portion of this fee for its services as Subadvisor. Under a separate Administration and Shareholder Servicing Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives compensation from the Fund for these services in the amount of 0.25% of the Fund’s average daily net assets.

Additional information regarding other accounts managed by the Portfolio Managers, and their compensation and ownership of Fund shares is available in the Fund’s SAI.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Fund between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and Skyline is available in the Fund’s Semi-Annual Report for the period ended June 30.

YOUR ACCOUNT

As an investor, you may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks and trust companies. Because of the Fund’s Expense Limitation and Recoupment Agreement, however, shareholders currently do not effectively bear the full cost of such shareholder servicing fees. See “Investing Through an Intermediary” on page 11 for more information on shareholder servicing fees paid to financial intermediaries. You pay no sales charge to invest in the Fund or to redeem out of the Fund. Your purchase or redemption of Fund shares is based on the Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value (the “NAV”) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The

Fund’s NAV per share is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Managers Investment Group	10

SHAREHOLDER GUIDE

YOUR ACCOUNT (CONTINUED)

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before the Fund calculates NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for shareholder servicing provided by these programs. The servicing fees are paid out of the assets of the Fund on an ongoing basis and will increase the cost of your investment. These payments may provide the intermediary with an incentive to favor sales of shares of a Fund over other investment options.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

11	Managers Investment Group

SHAREHOLDER GUIDE

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any day the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form (less any applicable fees). The Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

REDEMPTION AND EXCHANGE FEES

The Fund will deduct a redemption/exchange fee of 2.00% (the “Redemption/Exchange Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption/Exchange Fee, redemptions of shares of the Fund are conducted on a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption/Exchange Fee is paid to the Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption/Exchange Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case–by–case analysis), (3) of shares purchased through certain asset allocation programs, as determined by the Investment Manager, (4) of shares where the application of the Redemption/Exchange Fee would cause the Fund, or an asset allocation program of which the Fund is a part, to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder or (5) of shares of a Fund after the announcement or other initial public disclosure by such Fund of the liquidation of such Fund or of the merger or reorganization of such Fund into another Fund. Short–term trades not subject to a Redemption/Exchange Fee as a result of these exceptions may result in additional costs to the Fund that would have been otherwise recouped, in whole or in part, if a Redemption/ Exchange Fee were applied. The Redemption/ Exchange Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, or bank or trust company if the financial intermediary has indicated that it will administer the Redemption/Exchange Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption/Exchange Fee applies to you and any restrictions on your trading activity. The Fund reserves the right to modify the terms of, or terminate, the Redemption/Exchange Fee at any time upon 60 days’ advance notice to shareholders.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. A request to send a check to any other address or a third-party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

Managers Investment Group	12

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares*...

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a
check payable to Managers to:

Managers

c/o BNY Mellon Investment
Servicing (US) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number
and fund name on your check)

Write a letter of instruction
containing:

• Name of the Fund

• Dollar amount or number of

  shares you wish to sell

• Your name

• Your account number

• Signatures of all account owners

Mail your letter to:

Managers

c/o BNY Mellon Investment

Servicing (US) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Website at www.managersinvest.com. Internet redemptions are available only for redemptions of less than $50,000.

By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account

*

Redemptions of $50,000 and over require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone and Internet redemptions are available only for redemptions that are below $50,000.

13	Managers Investment Group

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Skyline Special Equities Portfolio

	Initial Investment	Additional Investments
• Regular Accounts	$2,000	$100

• Individual Retirement Accounts	$1,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION

Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in a Fund as an investment. Assets purchased by the Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if its value falls below $500 due to redemptions but not until after the Fund gives you 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on page 15) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

Managers Investment Group	14

SHAREHOLDER GUIDE

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of a Fund’s portfolio, increase a Fund’s expenses, and have a negative impact on a Fund’s performance. There may be additional risks due to frequent trading activities. The Redemption/Exchange Fee described on page 12 is intended, in part, to discourage short-term and frequent trading of the Fund’s shares.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers funds described above, you also may exchange your shares of the Fund through Managers for shares in the Agency Share Class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).

In addition, the following restrictions apply:

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange through the Managers’ Funds.

•

The Fund charges a 2.00% Redemption/Exchange Fee, described on page 12, on any exchange of Fund shares occurring within 30 days of the purchase of these shares. Other than this Redemption/Exchange Fee, there is no other fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 17.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

15	Managers Investment Group

SHAREHOLDER GUIDE

INVESTOR SERVICES (CONTINUED)

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

COST BASIS REPORTING

Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see http://investor.managersinvest.com/home.html or contact the Fund at 800.548.4539, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares and pays any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Fund will mail correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

The Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2012. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•	Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains for taxable years beginning on or before December 31, 2012, provided that both you and the Fund meet certain holding period and other requirements. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of

Managers Investment Group	16

SHAREHOLDER GUIDE

CERTAIN FEDERAL INCOME TAX INFORMATION (CONTINUED)

the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange (including an exchange of a Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the IRS notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

17	Managers Investment Group

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FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s recent past financial performance and, for periods before January 1, 2008 includes financial information of its Predecessor Fund (the Skyline Special Equities Portfolio, a former series of Skyline Funds). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented has been audited and reported on by PricewaterhouseCoopers LLP, the Fund’s independent registered public accountant. The auditor’s report, the Fund’s financial statements, and further information about the Predecessor Fund’s performance is contained in the Fund’s Annual Report, which is available upon request.

	For the year ended December 31,
Skyline Special Equities Portfolio	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$22.45	$17.80	$11.65	$19.54	$25.99

Income from Investment Operations:
Net investment loss	(0.08)[4]	(0.09)[4]	(0.06)[4]	(0.03)[4]	(0.00)[2]
Net realized and unrealized gain (loss) on investments	(0.39)[4]	4.74 [4]	6.21 [4]	(7.82)[4]	(2.57)
Total from investment operations	(0.47)	4.65	6.15	(7.85)	(2.57)

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	(0.04)	(3.88)

Net Asset Value, End of Year	$21.98	$22.45	$17.80	$11.65	$19.54

Total Return[1]	(2.09)%[5]	26.12%[5]	52.79%	(40.15)%	(9.91)%
Ratio of net expenses to average net assets	1.32%	1.32%	1.32%	1.32%	1.37%
Ratio of net investment loss to average net assets[1]	(0.35)%	(0.50)%	(0.47)%	(0.16)%	(0.02)%
Portfolio turnover	45%	48%	61%	47%	52%
Net assets at end of year (000’s omitted)	$188,117	$224,903	$252,807	$186,189	$428,691

Ratios absent expense offsets:[3]
Ratio of total expenses to average net assets	1.51%	1.52%	1.53%	1.54%	1.47%
Ratio of net investment loss to average net assets	(0.54)%	(0.70)%	(0.68)%	(0.38)%	(0.12)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Rounds to less than $0.01 per share.
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

[4]	Per share numbers have been calculated using average shares.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

19	Managers Investment Group

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HOW TO CONTACT US

HOW TO CONTACT US

SKYLINE SPECIAL EQUITIES PORTFOLIO

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

203.299.3500 or 800.835.3879

SUBADVISOR

Skyline Asset Management, L.P.

120 South LaSalle Street

Suite 1320

Chicago, Illinois 60603

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

Christine C. Carsman

William E. Chapman, II

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

Managers Investment Group	22

PROSPECTUS Managers AMG Funds

WHERE TO FIND ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information (the “SAI”) contains additional information about the Fund and its investments. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Fund:

•	By telephone:

800.835.3879

•	By mail:

Managers AMG Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at

www.managersinvest.com

Information about the Fund, including the Fund’s current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Fund are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

©2012 Managers Investment Group LLC

Investment Company Act Registration Number 811-09521

managersinvest.com	As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Managers
INVESTMENT GROUP
Mutual Funds • Separate Accounts • Investment Solutions

MAY 1, 2012

PROSPECTUS

# Managers AMG Funds

- **GW&K Municipal Bond Fund**

  Investor Class: **GWMTX** Service Class: **GWMSX** Institutional Class: **GWMIX**

- **GW&K Small Cap Equity Fund**

  Investor Class: **GWETX** Service Class: **GWESX** Institutional Class: **GWEIX**

- **GW&K Municipal Enhanced Yield Fund**

  Investor Class: **GWMNX** Service Class: **GWMRX** Institutional Class: **GWMEX**

P037-0512

managersinvest.com

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3-11	SUMMARY OF THE FUNDS

GW&K Municipal Bond Fund

GW&K Small Cap Equity Fund

GW&K Municipal Enhanced Yield Fund
12-22	ADDITIONAL INFORMATION ABOUT THE FUNDS

GW&K Municipal Bond Fund

GW&K Small Cap Equity Fund

GW&K Municipal Enhanced Yield Fund

Summary of the Funds’ Principal Risks

Other Important Information about the Funds and their Investment Strategies and Risks

Fund Management
23-30	SHAREHOLDER GUIDE

Your Account

Choosing a Share Class

Investing Through an Intermediary

Distribution and Service (12b-1) Fees

Transaction Policies

How to Buy or Sell Shares

Investor Services

Certain Federal Income Tax Information
32-40	FINANCIAL HIGHLIGHTS

GW&K Municipal Bond Fund

GW&K Small Cap Equity Fund

GW&K Municipal Enhanced Yield Fund
41	HOW TO CONTACT US

Managers Investment Group	1

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SUMMARY OF THE FUNDS

GW&K Municipal Bond Fund

INVESTMENT OBJECTIVE

The GW&K Municipal Bond Fund’s (the “Fund”) investment objective is to seek current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Service Class	Institutional Class
Management Fee	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.70%	0.68%	0.48%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.31%	1.04%	0.84%
Fee Waiver and Expense Reimbursements[2]	(0.49)%	(0.49)%	(0.49)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	0.82%	0.55%	0.35%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[2]

Managers Investment Group LLC (the “ Investment Manager”) has contractually agreed, through at least May 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.34% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 0.84%, 0.59% and 0.34%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years		10 Years
Investor Class	$84	$367	$ $ $	671 526 418	$1,536
Service Class	$56	$282			$1,227
Institutional Class	$36	$219			$992

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that are exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval. In addition, up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax.

Gannett Welsh & Kotler, LLC, the subadvisor to the Fund (“GW&K” or the “Subadvisor”), normally invests in municipal bonds that are rated “investment grade” by a nationally recognized statistical rating organization, such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”). Investment grade securities are rated at least in the BBB/Baa major ratings categories by S&P or Moody’s, respectively. From time to time, the Fund may invest in unrated municipal bonds, which are considered by the Subadvisor to be of comparable quality and creditworthiness as rated securities. The Fund expects that the average credit rating of the Fund’s portfolio will be AA under the S&P ratings categories. The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average maturity of 6 to 12

Managers Investment Group	3

SUMMARY OF THE FUNDS

years. The Fund expects to maintain a duration of +/- 25% of the duration of the Fund’s benchmark (the Barclays 10-Year Municipal Bond Index), which was 6.17 years as of December 31, 2011. The Fund’s average weighted portfolio maturity and duration may vary from time to time depending on the Subadvisor’s views on the direction of interest rates.

In selecting municipal bonds, the Subadvisor uses a bottom-up, research-driven process based on knowledge of creditworthiness and geographic diversification of issuers and market availability of municipal bonds. The Subadvisor typically invests for the long-term and seeks opportunities across the yield curve while retaining flexibility to react to interest rate shifts. Although the Fund invests nationally and seeks to be diversified by geography and sector, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Credit Risk—the issuer of bonds or other debt securities may not be able to meet interest or principal payments when the bonds come due.

Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.

Interest Rate Risk—fixed-coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.

Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11 (Service Class)

Best Quarter: 6.66% (3rd Quarter 2009)

Worst Quarter: -3.69% (4th Quarter 2010)

Average Annual Total Returns as of 12/31/11

GW&K Municipal Bond Fund	1 Year	Since Inception
Investor Class Return Before Taxes	12.16%	6/30/09 8.30%
Service Class Return Before Taxes	12.52%	6/30/09 8.55%
Service Class Return After Taxes on Distributions	12.39%	6/30/09 8.36%
Service Class Return After Taxes on Distributions and Sale of Fund Shares	9.18%	6/30/09 7.66%
Institutional Class Return Before Taxes	12.81%	6/30/09 8.92%
Barclays 10-Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	12.32%	6/30/09 8.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class shares only, and after-tax returns for Investor Class and Institutional Class shares will vary.

4	Managers Investment Group

SUMMARY OF THE FUNDS

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Gannett Welsh & Kotler, LLC (“GW&K”)

Portfolio Managers

Nancy G. Angell, CFA

Senior Vice President and Co-Head of Fixed Income of GW&K; Portfolio

Manager of the Fund since 06/09.

John B. Fox, CFA

Senior Vice President and Co-Head of Fixed Income of GW&K; Portfolio

Manager of the Fund since 06/09.

Martin R. Tourigny, CFA

Senior Vice President of GW&K; Portfolio Manager of the Fund since 06/09.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Investor Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $25,000

Individual Retirement Account: $10,000

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Investor Class and Service Class (all accounts): $100

Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes but may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	5

SUMMARY OF THE FUNDS

GW&K Small Cap Equity Fund

INVESTMENT OBJECTIVE

The investment objective of the GW&K Small Cap Equity Fund (the “Fund”) is to provide investors with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Service Class	Institutional Class
Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.71%	0.77%	0.52%
Acquired Fund Fees and Expenses	0.07%	0.07%	0.07%
Total Annual Fund Operating Expenses[1]	1.78%	1.59%	1.34%
Fee Waiver and Expense Reimbursements[2]	(0.32)%	(0.32)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.46%	1.27%	1.02%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[2]

Managers Investment Group LLC (the “Investment Manager”) and Gannett Welsh & Kotler, LLC (“GW&K”) have contractually agreed, through at least May 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.95% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager and GW&K may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.45%, 1.20% and 0.95%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$149	$529	$935	$2,068
Service Class	$129	$471	$835	$1,862
Institutional Class	$104	$393	$703	$1,585

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will ordinarily invest in approximately 55-90 stocks. The Fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization of less than $3.5 billion at the time of purchase.

The Fund invests in an unrestricted opportunity set, pursuing quality companies with either growth or value oriented characteristics. The Subadvisor intends to assemble a portfolio of securities diversified as to companies and industries. The Subadvisor generally expects that each economic sector within the Russell 2000® Index will be represented in the Fund’s portfolio. The Subadvisor may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.

6	Managers Investment Group

SUMMARY OF THE FUNDS

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

The performance information shown in the bar chart is that of the Fund’s Investor Class shares (formerly Class A shares of the GW&K Multi-Cap Equity Fund, which were reclassified and redesignated as of July 27, 2009) and includes historical performance of the Fund for periods prior to July 27, 2009. As of July 27, 2009, the Fund changed its name from “GW&K Multi-Cap Equity Fund” to “GW&K Small Cap Equity Fund,” adopted the Fund’s current investment strategies, and began comparing its performance to the Russell 2000® Index. Prior to July 27, 2009, (and for the periods shown below other than periods beginning after July 27, 2009), the Fund focused on a multi-cap equity strategy.

Calendar Year Total Returns as of 12/31/11 (Investor Class)

Best Quarter: 18.47% (2nd Quarter 2003)

Worst Quarter: -21.54% (3rd Quarter 2002)

Average Annual Total Returns as of 12/31/11

GW&K Small Cap Equity Fund	1 Year	5 Years	10 Years	Since Inception
Investor Class Return Before Taxes	1.47%	2.11%	3.58%	—
Investor Class Return After Taxes on Distributions	1.47%	1.61%	3.28%	—
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	0.96%	1.75%	3.07%	—
Service Class Return Before Taxes	1.60%	—	—	7/27/09 18.15%
Institutional Class Return Before Taxes	1.90%	—	—	7/27/09 18.40%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	-4.18%	0.15%	5.62%	7/27/09 14.49%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Service Class and Institutional Class shares will vary.

Managers Investment Group	7

SUMMARY OF THE FUNDS

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Gannett Welsh & Kotler, LLC (“GW&K”)

Portfolio Managers

Daniel L. Miller, CFA

Senior Vice President and Director of Equities of GW&K;

Portfolio Manager of the Fund since 07/09.

Jeffrey W. Thibault, CFA

Senior Vice President of GW&K;

Portfolio Manager of the Fund since 07/09.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Investor Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $25,000

Individual Retirement Account: $10,000

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Investor Class and Service Class (all accounts): $100 Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

8	Managers Investment Group

SUMMARY OF THE FUNDS

GW&K Municipal Enhanced Yield Fund

INVESTMENT OBJECTIVE

The investment objective of the GW&K Municipal Enhanced Yield Fund (the “Fund”) is to provide investors with a high level of current income that is exempt from federal income tax. Capital appreciation is also an objective, but is secondary to income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Service Class	Institutional Class
Management Fee	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.66%	0.66%	0.41%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.42%	1.17%	0.92%
Fee Waiver and Expense Reimbursements[2]	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.15%	0.90%	0.65%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[2]

Managers Investment Group LLC (the “Investment Manager”) and Gannett Welsh & Kotler, LLC (“GW&K”) have contractually agreed, through at least May 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.64% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.14%, 0.89% and 0.64%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$117	$423	$751	$1,679
Service Class	$92	$345	$618	$1,396
Institutional Class	$66	$266	$483	$1,107

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its investment objective, which is a fundamental policy that may not be changed without shareholder approval, the Fund, under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal income tax. This policy is also fundamental and may not be changed without shareholder approval. In addition, up to 50% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, may be invested in securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 35% of its total assets in unrated securities, and may invest up to 50% of its total assets in unrated securities and high yield securities. High yield securities (commonly known as “junk bonds”) are those securities that are rated below investment grade (i.e., rated below Baa/BBB by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), respectively, or another nationally recognized statistical rating organization, or unrated but determined by GW&K, the Fund’s Subadvisor, to be of comparable credit quality). The Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The Fund’s average

Managers Investment Group	9

SUMMARY OF THE FUNDS

weighted portfolio maturity and duration will vary from time to time depending on the Subadvisor’s views on the direction of interest rates.

Although the Fund seeks to be diversified by geography and sector, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions. GW&K may also allocate a significant portion of the Fund to a specific segment of the municipal bond yield. In particular, the Fund often favors bonds with more than 10 years to maturity that offer higher yields. Presently, a significant portion of the Baa/BBB municipal security universe is composed of hospital bonds. Accordingly, hospital bonds currently, and may in the future, comprise a significant portion of the Fund’s portfolio.

Within limits, the Fund also may use certain derivatives (e.g., futures, options), which are investments whose value is determined by underlying securities, indices or reference rates.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may not be able to meet interest, principal or settlement payments or otherwise honor its obligations.

High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.

Interest Rate Risk—fixed-coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.

Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

Sector Risk—companies or issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Hospital bonds currently, and may in the future, comprise a significant portion of the Fund’s portfolio. Unique risks of the hospital sector, including, but not limited to, rising costs, increase in the number of uninsured patients, and government intervention in the health care sector, may hinder issuers’ ability to service hospital bonds.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

The performance information shown in the bar chart is that of the Fund’s Institutional Class shares and includes historical performance of the Fund for periods prior to November 10, 2008, which was the date the Fund was reorganized from BNY Hamilton to Managers.

Calendar Year Total Returns as of 12/31/11 (Institutional Class)

Best Quarter: 13.28% (1st Quarter 2009)

Worst Quarter: -17.67% (4th Quarter 2008)

10	Managers Investment Group

SUMMARY OF THE FUNDS

Average Annual Total Returns as of 12/31/11

GW&K Municipal Enhanced Yield Fund	1 Year	5 Years	Since Inception
Investor Class Return Before Taxes	13.48%	—	7/27/09 11.05%
Barclays U.S. Municipal Bond BAA Index (reflects no deduction for fees, expenses, or taxes)	—	—	7/27/09 9.80%
Service Class Return Before Taxes	13.65%	—	7/27/09 11.29%
Barclays U.S. Municipal Bond BAA Index (reflects no deduction for fees, expenses, or taxes)	—	—	7/27/09 9.80%
Institutional Class Return Before Taxes	13.94%	3.17%	12/30/05 3.86%
Institutional Class Return After Taxes on Distributions	13.86%	3.11%	12/30/05 3.81%
Institutional Class
Return After Taxes on Distributions and Sale of Fund Shares	10.76%	3.28%	12/30/05 3.88%
Barclays U.S. Municipal Bond BAA Index (reflects no deduction for fees, expenses, or taxes)	11.84%	2.29%	12/30/05 3.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Investor Class and Service Class shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Gannett Welsh & Kotler, LLC (“GW&K”)

Portfolio Managers

Nancy G. Angell, CFA

Senior Vice President and Co-Head of Fixed Income of GW&K; Portfolio

Manager of the Fund since 12/05.

John B. Fox, CFA

Senior Vice President and Co-Head of Fixed Income of GW&K; Portfolio

Manager of the Fund since 12/05.

Martin R. Tourigny, CFA

Senior Vice President of GW&K; Portfolio Manager of the Fund since 12/05.

Brian T. Moreland, CFA

Vice President of GW&K; Portfolio Manager of the Fund since 10/06.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Investor Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $25,000

Individual Retirement Account: $10,000

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Investor Class and Service Class (all accounts): $100

Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes but may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	11

ADDITIONAL INFORMATION ABOUT THE FUNDS

PORTFOLIO MANAGERS

Nancy G. Angell, CFA

Senior Vice President,

Co-Head of Fixed Income

John B. Fox, CFA

Senior Vice President,
Co-Head of Fixed Income

Martin R. Tourigny, CFA
Senior Vice President

See “Fund Management” on
page 21 for more information
on the portfolio managers.

GW&K MUNICIPAL BOND FUND

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund typically invests in a diversified portfolio of municipal bonds. Municipal bonds are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district or authority). Municipal bonds in which the Fund may invest include: general obligation notes and bonds; revenue bonds; housing bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial development bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax, subject to the investment limits described above.

In selecting municipal bonds, the Subadvisor uses a bottom-up, research-driven process based on knowledge of creditworthiness and geographic diversification of issuers and market availability of municipal bonds. The Subadvisor typically invests for the long-term and seeks opportunities across the yield curve while retaining flexibility to react to interest rate shifts. Although the Fund invests nationally and seeks to be diversified by geography and sector, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

As a temporary defensive measure, the Fund may invest more than 20% of its net assets, plus the amount of borrowings for investment purposes, in taxable securities, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, and cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
• Interested in the income potential of municipal bonds. • Seeking monthly income exempt from federal income tax. • Willing to accept short-term volatility of returns.

12	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

GW&K MUNICIPAL BOND FUND (CONTINUED)

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Investor Class and Service Class shares are authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year to year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the Fund’s summary section, the performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Barclays 10-Year Municipal Bond Index. The information in the bar chart is for Service Class shares of the Fund. Investor Class and Institutional Class shares would have similar annual returns as Service Class shares because all of the classes are invested in the same portfolio of securities. However, because Investor Class and Institutional Class shares are subject to different expenses than Service Class shares, Investor Class and Institutional Class share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

Managers Investment Group	13

ADDITIONAL INFORMATION ABOUT THE FUNDS

PORTFOLIO MANAGERS

Daniel L. Miller, CFA

Senior Vice President,

Director of Equities

Jeffrey W. Thibault, CFA

Senior Vice President

See “Fund Management” on
page 21 for more information
on the portfolio managers.

GW&K SMALL CAP EQUITY FUND

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Subadvisor utilizes fundamental research and bottom-up stock selection to identify small-cap companies with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. The Fund seeks to hold securities for the long term. The Fund aims to participate in rising markets and defend in down markets.

The Subadvisor focuses on quality small-cap companies with sound management and long-term sustainable growth regardless of style. In selecting companies for the Fund, the Subadvisor looks for firms with the following key attributes:

•      Experienced, tenured, high-quality management;

•      Business models that deliver consistent long-term growth;

•      Leading companies in attractive and defensible niche markets;

•      Strong financial characteristics; and

•      Appropriate valuation.

Various factors may lead the Subadvisor to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the Subadvisor believes the security has become overvalued.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•      Looking to gain exposure to small-cap equities in your portfolio.

•      Seeking exposure to both growth and value oriented investments.

•      Seeking long-term capital appreciation.

•      Willing to accept short-term volatility of returns.

14	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

GW&K SMALL CAP EQUITY FUND (CONTINUED)

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s because Investor Class and Service Class shares are authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year to year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the Fund’s summary section, the performance information shown, as represented by the performance of the Fund’s Investor Class shares (formerly Class A shares), includes that of (i) the predecessor to the Fund, the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. (the “Multi-Cap Predecessor Fund”), which was reorganized into the Fund on November 10, 2008, and was managed by GW&K with the same investment objective and substantially similar investment policies as those of the Fund, when it was managed as a multi-cap fund, and (ii) GW&K Equity Fund, a series of the Gannett Welsh & Kotler Funds, which was managed by GW&K and reorganized into the Multi-Cap Predecessor Fund on October 7, 2002. The Fund’s past performance would have been different if the Fund were managed using the current investment strategies.

The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Investor Class shares of the Fund and does not reflect the impact of any previously imposed sales charges (loads). If it did, performance would have been less than that shown. Service Class and Institutional Class shares would have similar annual returns as Investor Class shares because all of the classes are invested in the same portfolio of securities. However, because Service Class and Institutional Class shares are subject to different expenses than Investor Class shares, Service Class and Institutional Class share performance varies. The information in the table includes the effects of any previously imposed maximum sales loads (where applicable) on Fund performance. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

Managers Investment Group	15

ADDITIONAL INFORMATION ABOUT THE FUNDS

PORTFOLIO MANAGERS

Nancy G. Angell, CFA
Senior Vice President,
Co-Head of Fixed Income

John B. Fox, CFA

Senior Vice President,
Co-Head of Fixed Income

Martin R. Tourigny, CFA
Senior Vice President

Brian T. Moreland, CFA

Vice President

See “Fund Management” on
page 21 for more information
on the portfolio managers.

GW&K MUNICIPAL ENHANCED YIELD FUND

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

The Fund typically invests in a diversified portfolio of municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district or authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial development bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax, subject to the investment limits described above.

The Subadvisor uses a research-driven process based on knowledge of creditworthiness and market availability in selecting bonds.

As a temporary defensive measure, the Fund may invest more than 20% of its net assets, plus the amount of any borrowings for investment purposes, in taxable securities, such as money market instruments and debt securities issued or guaranteed by the U.S. government or its agencies, and cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
• Interested in the income potential of municipal bonds. • Seeking monthly income exempt from federal income tax. • Willing to accept short-term volatility of returns.

16	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

GW&K MUNICIPAL ENHANCED YIELD FUND (CONTINUED)

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s because Investor Class and Service Class shares are authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year to year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the Fund’s summary section, performance information shown, as represented by the performance of the Fund’s Institutional Class shares, includes, for periods prior to November 10, 2008, performance of the predecessor to the Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc. (the “Municipal Enhanced Yield Predecessor Fund”), which was reorganized into the Fund on November 10, 2008, and was managed by GW&K with the same investment objective and substantially similar investment policies as those of the Fund.

The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Institutional Class shares of the Fund. Investor Class and Service Class shares would have similar annual returns as Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, because Investor Class and Service Class shares are subject to different expenses than Institutional Class shares, Investor Class and Service Class share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

Managers Investment Group	17

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS

This section presents more detailed information about each Fund’s risks as described in the summary section of the Fund’s Prospectus. The Funds may not be subject to all of the risks below, and not all Funds invest in the types of instruments mentioned. Please see the summary section of each Fund’s Prospectus for a description of the Fund’s risks and the types of instruments in which the Fund invests. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.

All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds. In addition, the Funds are subject to management risk because they are actively managed investment portfolios. The Funds’ Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

CREDIT AND COUNTERPARTY RISK

(GW&K Municipal Bond Fund, GW&K Municipal

Enhanced Yield Fund)

An issuer of bonds or other debt securities or a counterparty to a derivatives contract may not be able to meet interest, principal or settlement payments or otherwise honor its obligations. To the extent a Fund has significant exposure to a counterparty under a derivative contract, this risk may be particularly pronounced for the Fund. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”). Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

DERIVATIVES RISK

(GW&K Municipal Enhanced Yield Fund)

Derivatives, including options, futures and forwards, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. As a general matter, when a Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets, rates or indices underlying them. Some derivatives are also subject to credit and counterparty risk in that a counterparty may fail to honor its contract terms, causing a loss for the Fund.

GROWTH STOCK RISK

(GW&K Small Cap Equity Fund)

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

HIGH YIELD RISK

(GW&K Municipal Enhanced Yield Fund)

Funds that invest in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers. If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Below-investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

INFLATION RISK

(GW&K Municipal Bond Fund, GW&K Municipal

Enhanced Yield Fund)

Inflation risk is the risk that the price of an asset, or income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

INTEREST RATE RISK

(GW&K Municipal Bond Fund, GW&K Municipal

Enhanced Yield Fund)

Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond, debt security or portfolio. It is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

18	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

LIQUIDITY RISK (All Funds)

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in non-U.S. securities, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk.

MARKET RISK (All Funds)

Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. Derivatives involve the risk that changes in their value may not correlate perfectly with their underlying assets, rates, or indices.

MUNICIPAL MARKET RISK

(GW&K Municipal Bond Fund, GW&K Municipal

Enhanced Yield Fund)

Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience increased volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Such defaults may occur, for example, when municipalities that have issued bonds are not able to meet interest or principal payments when such payments come due. Even if the likelihood of default by particular municipalities is low, changes in the perception of the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.

Some municipal obligations carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market.

PREPAYMENT RISK

(GW&K Municipal Bond Fund, GW&K Municipal

Enhanced Yield Fund)

Many bonds and other fixed income securities have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage-backed and asset-backed securities, which can be paid back at any time. Typically, debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of security holders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REINVESTMENT RISK

(GW&K Municipal Bond Fund, GW&K Municipal

Enhanced Yield Fund)

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. For example, purchasers of a 30-year, 5% coupon bond can anticipate that they will receive a 5% return on their original capital, but unless they can reinvest all of the interest receipts at or above 5%, the total return over 30 years will be below 5%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SECTOR RISK

(GW&K Municipal Enhanced Yield Fund)

Companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, the Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. Because hospital bonds currently, and may in the future, comprise a significant portion of the Fund’s investments, the Fund is subject to certain unique risks of the hospital sector. Rising costs of medical equipment and services, government intervention and efforts to reform the healthcare system and cuts in reimbursement programs such as Medicaid, and an increase in uninsured patients during economic downturns who are unable to pay for care, among other things, could decrease revenue and hinder an issuer’s ability to service principal and interest obligations under its hospital bonds.

Managers Investment Group	19

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS (CONTINUED)

SMALL-CAPITALIZATION STOCK RISK (GW&K Small Cap Equity Fund)

The stocks of small-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small–capitalization companies may underperforms other stock funds (such as medium- and large-company stock funds) when stocks of small–capitalization companies are out of favor.

VALUE STOCK RISK

(GW&K Small Cap Equity Fund)

Value stocks present the risk that a stock may decline or never reach what a Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments and, therefore, may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information dated May 1, 2012 (the “SAI”).

INVESTMENT OBJECTIVES

The GW&K Municipal Bond Fund’s and the GW&K Small Cap Equity Fund’s investment objectives may be changed without shareholder approval. The GW&K Municipal Enhanced Yield Fund’s investment objective is a fundamental policy and may not be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

Each Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When the Subadvisor believes a temporary defensive position is necessary, the GW&K Small Cap Equity Fund may invest any amount of its net assets in money market securities, cash or cash equivalents, and the GW&K Municipal Bond Fund and the GW&K Municipal Enhanced Yield Fund may invest any amount of its net assets in taxable securities, such as money market securities and debt securities issued or guaranteed by the U.S. government or its agencies, and cash or cash equivalents. Taking a defensive position might prevent each Fund from achieving its investment objective.

PORTFOLIO TURNOVER

As described in each Fund’s summary section of this Prospectus, each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

20	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

FUND MANAGEMENT

Each Fund is a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut 06854, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisor to the Funds. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor. Except for distribution and service (12b-1) fees paid by the Funds, the Distributor receives no other compensation from the Funds for its services as distributor.

GW&K, the Subadvisor to the Funds, has day-to-day responsibility for managing the Funds’ portfolios and has managed the GW&K Small Cap Equity Fund and the Multi-Cap Predecessor Fund (and its predecessor fund) since inception in 1996 and the GW&K Municipal Enhanced Yield Fund and the Municipal Enhanced Yield Fund Predecessor Fund since inception in 2005. GW&K, located at 222 Berkeley Street, Boston, MA 02116, has advised individual and institutional clients since 1974 and, as of December 31, 2011, had assets under management of approximately $12.9 billion. AMG indirectly owns a majority interest in GW&K.

GW&K MUNICIPAL BOND FUND

Nancy Angell, CFA, John Fox, CFA, and Martin Tourigny, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund since its inception in 2009. Ms. Angell joined GW&K in 1984, and she has been a Senior Vice President since 1991. Mr. Fox joined GW&K in 1990, and he has been a Senior Vice President since 2002. Ms. Angell and Mr. Fox serve as Co-Heads of the firm’s Fixed Income department, each having served in that role since 2002. Mr. Tourigny joined GW&K in 1994, and has been a Senior Vice President since January 2011 and was previously a Vice President since 1998.

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.35% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K a portion of this fee for its services as Subadvisor. Under a separate Administration and Shareholder Servicing Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives compensation from the Fund for these services in an amount up to 0.25% of each class’s average daily net assets.

GW&K SMALL CAP EQUITY FUND

Daniel L. Miller, CFA and Jeffrey W. Thibault, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Small Cap Equity Fund’s portfolio, and have managed the Fund since July 27, 2009. Mr. Miller joined GW&K in December 2008 as Senior Vice President and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Thibault has been a Senior Vice President since September 2011 and was previously a Vice President since November 2004. He has been a portfolio manager for GW&K’s Small Cap Equity and Small/Mid Cap Equity Strategies since November 2004.

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.75% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K all of this fee for its services as Subadvisor. Under a separate Administration and Shareholder Servicing Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds and receives compensation from the Funds for these services in an amount up to 0.25% of each class’s average daily net assets.

GW&K MUNICIPAL ENHANCED YIELD FUND

Nancy G. Angell, CFA, John B. Fox, CFA, Martin R. Tourigny, CFA, and Brian T. Moreland, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund and the Municipal Enhanced Yield Predecessor Fund since its inception in 2005 (October 2006 in the case of Mr. Moreland). Ms. Angell joined GW&K in 1984, and she has been a Senior Vice President since 1991. Mr. Fox joined GW&K in 1990, and he has been a Senior Vice President since 2002. Ms. Angell and Mr. Fox serve as Co-Head of the firm’s Fixed Income department, each having served in that role since 2002. Mr. Tourigny joined GW&K in 1994, and has been a Senior Vice President since January 2011 and was previously a Vice President since 1998. Mr. Moreland joined GW&K as an Operations Specialist in 1998, and joined the Municipal Bond investment team in 1999. He has been a Vice President since 2006 and served as Assistant Vice President of GW&K from 2002 to 2006.

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.50% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K all of this fee for its services as Subadvisor. Under separate Administration and Shareholder Servicing Agreement with the Fund the Investment Manager provides a variety of administrative services to the Fund and receives compensation from the Funds for these services.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

FUND MANAGEMENT (CONTINUED)

ADDITIONAL INFORMATION

Additional information regarding other accounts managed by the Funds’ portfolio managers, and their compensation and ownership of Fund shares, is available in the Funds’ SAI.

A discussion regarding the basis for the Trust’s Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreements between the Investment Manager and the Funds’ Subadvisor is available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30.

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YOUR ACCOUNT

You may invest in a Fund by purchasing Investor Class, Service Class, or Institutional Class shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.

The Investor Class shares of each Fund are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and each class of shares also bears shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the net asset value (the “NAV”) per share of the three classes may differ. Investor Class shares are expected to have lower total returns than Service Class shares and Institutional Class shares, and Service Class shares are expected to have lower total returns than Institutional Class shares. In all other material respects, the Investor Class shares, Service Class shares, and Institutional Class shares are the same, each share representing a proportionate interest in a Fund. Each Fund and each class of shares is subject to a minimum initial investment amount, as described on page 27.

Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of a Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of a Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before the Fund calculates NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments.

Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

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SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS

Investors can choose between three share classes when investing in the Funds:

•	Investor Class

•	Service Class

•	Institutional Class

The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses and charges for the class.

We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.

INVESTOR CLASS SHARES

The GW&K Small Cap Equity Fund’s Class A shares were redesignated as Investor Class shares as of July 27, 2009. Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases each Fund’s shares at the Investor Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on this page for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Investor Class shares also pay annual distribution and shareholder service (12b-1) fees of 0.25%. See page 25 for more information on 12b-1 fees.

SERVICE CLASS SHARES

Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Service Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on this page for more information on shareholder servicing fees paid to financial intermediaries. The Service Class shares do not pay annual distribution and shareholder service (12b-1) fees.

INSTITUTIONAL CLASS SHARES

Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on this page for more information on shareholder servicing fees paid to financial intermediaries. The Institutional Class shares do not pay annual distribution and shareholder service (12b-1) fees.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and the Investor Class and Service Class may pay fees to these firms in return for shareholder servicing provided by these programs to shareholders. The shareholder servicing fees are paid out of the assets of each of the Investor Class and Service Class on an ongoing basis and will increase the cost to shareholders who invest in Investor Class and Service Class shares. These payments may provide the intermediary with an incentive to favor sales of shares of a Fund over other investment options.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

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SHAREHOLDER GUIDE

DISTRIBUTIONS AND SERVICE (12B-1) FEES

The Funds have adopted a Distribution and Service Plan (12b-1 Plan) for the Investor Class that allows the Funds to pay fees for selling and distributing Investor Class shares and for providing service to shareholders in the Investor Class. The 12b-1 fees are paid to the Distributor to cover the Funds’ sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the net assets of the Investor Class on an ongoing basis, they increase the cost of your investment the longer you hold it, and will result in lower total returns and may end up costing you more than other types of sales charges.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. A request to send a check to any other address or a third-party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

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SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*,†...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o BNY Mellon Investment

Servicing (US) Inc.

PO Box 9769

Providence,

RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•   Name of the Fund

•   Dollar amount or number of shares you wish to sell

•   Your name

•   Your account number

•   Signatures of all account owners

Mail your letter to:

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

PO Box 9769

Providence,

RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000 for Investor Class shares and Service Class shares and $250,000 for Institutional Class shares.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com. Internet redemptions are available only for redemptions of less than $50,000 for Investor Class shares and Service Class shares and $250,000 for Institutional Class shares.

By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account

*	Please indicate which class of shares you are buying or selling when you place your order.
†

Redemptions of $50,000 and over for Investor Class and Service Class shares and $250,000 and over for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone and Internet redemptions are available only for redemptions that are below $50,000 for Investor Class and Service Class shares and below $250,000 for Institutional Class shares.

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SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Share Class	Initial Investment	Additional Investments
Investor Class:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Service Class:
• Regular Accounts	$25,000	$100
• Individual Retirement Accounts	$10,000	$100

Institutional Class:
• Regular Accounts	$100,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION

Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in a Fund as an investment. Assets purchased by a Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of Investor Class or Service Class shares or $250,000 or more worth of Institutional Class shares, you will need to provide a Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUNDS

The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if its value falls below $500 for Investor Class or Service Class shares or $25,000 for Institutional Class shares due to redemptions but not until after the Funds give you 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•	Refuse an exchange request for any person or group if a Fund

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SHAREHOLDER GUIDE

determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on this page.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolios, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. There may be additional risks due to frequent trading activities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notices the Funds’ transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/ or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). In addition, former Class A shareholders of the Multi-Cap Predecessor Fund to the GW&K Small Cap Equity Fund (formerly GW&K Multi-Cap Equity Fund) may exchange their shares for Class A shares of other funds managed by the Investment Manager, subject to the restrictions below. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers funds described above, you also may exchange your shares of the Funds through Managers for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”). In addition, the following restrictions apply:

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.

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INVESTOR SERVICES (CONTINUED)

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 30.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

COST BASIS REPORTING

Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally will be required to provide you and the IRS with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see http://investor.managersinvest.com/home.html or contact the Funds at 800.548.4539, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

The GW&K Small Cap Equity Fund normally declares and pays any income dividends and net capital gain distributions, if any, annually in December. The GW&K Municipal Bond Fund and the GW&K Municipal Enhanced Yield Fund normally declare and pay any income dividends monthly and declare and pay net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election at any time by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

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SHAREHOLDER GUIDE

CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Funds under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income (other than exempt-interest dividends, described below), whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain distributions are taxable to you as long-term capital gains.

•

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning on or before December 31, 2012. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•	Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains for taxable years beginning on or before December 31, 2012, provided that both you and the Fund meet certain holding period and other requirements. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. The GW&K Municipal Bond Fund and GW&K Municipal Enhanced Yield Fund do not expect a significant portion of distributions to be derived from qualified dividend income.

•	Distributions that are properly reported as exempt-interest dividends are exempt from U.S. federal income tax, but may be subject to federal alternative minimum tax.
•

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange (including an exchange of a Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

OTHER TAX MATTERS

Certain of a Fund’s investments, including certain debt instruments and derivatives, could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions). Please see the SAI for more detailed tax information.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

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FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund’s financial performance for the past five years. The GW&K Small Cap Equity Fund’s Investor Class shares’ (formerly Class A shares of the GW&K Multi-Cap Equity Fund) and the GW&K Municipal Enhanced Yield Fund’s Institutional Class shares’ recent past financial performance and is based on the financial information of the BNY Hamilton Multi-Cap Equity Fund and BNY Hamilton Municipal Enhanced Yield Fund, each a former series of BNY Hamilton Funds, Inc. (collectively the “Predecessor Funds”). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information presented prior to 2008 has been audited and reported on by the Predecessor Funds’ independent registered public accountants. The information subsequent to 2008 has been audited and reported on by PricewaterhouseCoopers LLP, the Funds’ auditor whose report is included in the Funds’ Annual Report, which is available upon request.

	For the year ended December 31,		For the period ended December 31, 2009**
GW&K Municipal Bond Fund — Investor Class Shares	2011	2010
Net Asset Value, Beginning of Period	$10.29	$10.27	$10.00
Income from Investment Operations:
Net investment income[3]	0.27	0.31	0.15
Net realized and unrealized gain on investments[3]	0.97	0.09	0.33
Total from investment operations	1.24	0.40	0.48
Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.31)	(0.15)
Net realized gain on investments	(0.05)	(0.07)	(0.06)
Total distributions to shareholders	(0.32)	(0.38)	(0.21)
Net Asset Value, End of Period	$11.21	$10.29	$10.27
Total Return[1]	12.16%	3.89%	4.79%[4]
Ratio of net expenses to average net assets	0.81%	0.75%	0.59%[5]
Ratio of net investment income to average net assets[1]	2.46%	2.91%	2.93%[5]
Portfolio turnover	26%	22%	13%[4]
Net assets at end of period (000’s omitted)	$8,777	$2,856	$850

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.34%	1.45%	2.31%[5]
Ratio of net investment income to average net assets	1.93%	2.21%	1.21%[5]

**	Commenced operations on June 30, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes nonreimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	Not annualized.
[5]	Annualized.

32	Managers Investment Group

FINANCIAL HIGHLIGHTS

	For the year ended December 31,		For the period ended December 31, 2009**
GW&K Municipal Bond Fund — Service Class Shares	2011	2010
Net Asset Value, Beginning of Period	$10.30	$10.28	$10.00
Income from Investment Operations:
Net investment income[3]	0.30	0.33	0.16
Net realized and unrealized gain on investments[3]	0.97	0.09	0.33
Total from investment operations	1.27	0.42	0.49
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.33)	(0.15)
Net realized gain on investments	(0.05)	(0.07)	(0.06)
Total distributions to shareholders	(0.34)	(0.40)	(0.21)
Net Asset Value, End of Period	$11.23	$10.30	$10.28
Total Return[1]	12.52%	4.05%	4.89%[4]
Ratio of net expenses to average net assets	0.54%	0.55%	0.54%[5]
Ratio of net investment income to average net assets[1]	2.80%	3.13%	2.98%[5]
Portfolio turnover	26%	22%	13%[4]
Net assets at end of period (000’s omitted)	$22,705	$15,032	$12,752

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.09%	1.25%	2.26%[5]
Ratio of net investment income to average net assets	2.25%	2.43%	1.26%[5]

**	Commenced operations on June 30, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes nonreimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	Not annualized.
[5]	Annualized.

Managers Investment Group	33

FINANCIAL HIGHLIGHTS

	For the year ended December 31,		For the period ended December 31, 2009**
GW&K Municipal Bond Fund — Institutional Class Shares	2011	2010
Net Asset Value, Beginning of Period	$10.33	$10.31	$10.00
Income from Investment Operations:
Net investment income[3]	0.30	0.35	0.17
Net realized and unrealized gain on investments[3]	0.99	0.09	0.36
Total from investment operations	1.29	0.44	0.53
Less Distributions to Shareholders from:
Net investment income	(0.31)	(0.35)	(0.16)
Net realized gain on investments	(0.05)	(0.07)	(0.06)
Total distributions to shareholders	(0.36)	(0.42)	(0.22)
Net Asset Value, End of Period	$11.26	$10.33	$10.31
Total Return[1]	12.71%[4]	4.27%[4]	5.31%[4,5]
Ratio of net expenses to average net assets	0.34%	0.34%	0.34%[6]
Ratio of net investment income to average net assets[1]	2.79%	3.31%	3.18%[6]
Portfolio turnover	26%	22%	13%[5]
Net assets at end of period (000’s omitted)	$32,019	$1,180	$231

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.83%	1.04%	2.06%[6]
Ratio of net investment income to average net assets	2.30%	2.61%	1.46%[6]

**	Commenced operations on June 30, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes nonreimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Not annualized.
[6]	Annualized.

34	Managers Investment Group

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
GW&K Small Cap Equity Fund — Investor Class Shares	2011	2010	2009	2008#	2007
Net Asset Value, Beginning of Year	$15.64	$12.05	$9.10	$15.01	$16.90
Income from Investment Operations:
Net investment income (loss)	(0.02)[3]	0.01 [3]	0.09 [3]	0.12	0.14
Net realized and unrealized gain (loss) on investments	0.25 [3]	3.58 [3]	2.86 [3]	(5.66)	0.19
Total from investment operations	0.23	3.59	2.95	(5.54)	0.33
Less Distributions to Shareholders from:
Net investment income	—	(0.00)[5]	—	(0.12)	(0.14)
Net realized gain on investments	—	—	—	(0.25)	(2.08)
Total distributions to shareholders	—	(0.00)[5]	—	(0.37)	(2.22)
Net Asset Value, End of Year	$15.87	$15.64	$12.05	$9.10	$15.01
Total Return[1]	1.47%	29.81%	32.42%[4]	(37.34)%[4]	1.59%
Ratio of net expenses to average net assets	1.39%	1.42%	1.22%	1.20%	1.25%
Ratio of net investment income (loss) to average net assets[1]	(0.14)%	0.07%	1.02%	0.97%	0.80%
Portfolio turnover	25%	19%	109%	33%	25%
Net assets at end of year (000’s omitted)	$3,349	$1,914	$1,260	$32,052	$58,835

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.71%	1.84%	1.70%	1.36%	1.27%
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.35)%	0.55%	0.81%	0.78%

#	At the close of business on November 7, 2008, the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. was re-organized into a series of the Managers AMG Funds.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes nonreimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Rounds to less than $0.01.

Managers Investment Group	35

FINANCIAL HIGHLIGHTS

	For the year ended December 31,		For the period ended December 31, 2009*

GW&K Small Cap Equity Fund — Service Class Shares	2011	2010
Net Asset Value, Beginning of Period	$15.59	$12.01	$10.65
Income from Investment Operations:
Net investment income[3]	0.01	0.04	0.02
Net realized and unrealized gain on investments[3]	0.25	3.56	1.42
Total from investment operations	0.26	3.60	1.44
Less Distributions to Shareholders from:
Net investment income	—	(0.02)	(0.08)
Net Asset Value, End of Period	$15.85	$15.59	$12.01
Total Return[1]	1.67%[4]	30.01%[4]	13.46%[5]
Ratio of net expenses to average net assets	1.20%	1.20%	1.17%[6]
Ratio of net investment income to average net assets[1]	0.04%	0.30%	0.43%[6]
Portfolio turnover	25%	19%	109%[5]
Net assets at end of period (000’s omitted)	$19,007	$18,788	$15,382

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.52%	1.62%	1.53%[6]
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.12)%	0.06%[6]

*	Commenced operations on July 27, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes nonreimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Not annualized.
[6]	Annualized.

36	Managers Investment Group

FINANCIAL HIGHLIGHTS

			For the period ended December 31, 2009*
	For the year ended December 31,
GW&K Small Cap Equity Fund — Institutional Class Shares	2011	2010
Net Asset Value, Beginning of Period	$15.59	$12.01	$10.65
Income from Investment Operations:
Net investment income[3]	0.05	0.07	0.03
Net realized and unrealized gain on investments[3]	0.25	3.57	1.41
Total from investment operations	0.30	3.64	1.44
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.06)	(0.08)
Net Asset Value, End of Period	$15.87	$15.59	$12.01
Total Return[1]	1.90%	30.28%	13.56%[4]
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%[5]
Ratio of net investment income to average net assets[1]	0.30%	0.55%	0.62%[5]
Portfolio turnover	25%	19%	109%[4]
Net assets at end of period (000’s omitted)	$40,425	$17,941	$9,995

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.27%	1.37%	1.32%[5]
Ratio of net investment income (loss) to average net assets	(0.02)%	0.13%	0.25%[5]

*	Commenced operations on July 27, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes nonreimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	Not annualized.
[5]	Annualized.

Managers Investment Group	37

FINANCIAL HIGHLIGHTS

			For the period ended December 31, 2009*
	For the year ended December 31,
GW&K Municipal Enhanced Yield Fund — Investor Class Shares	2011	2010
Net Asset Value, Beginning of Period	$8.79	$8.81	$8.23
Income from Investment Operations:
Net investment income	0.37 [3]	0.37	0.18
Net realized and unrealized gain (loss) on investments	0.78 [3]	(0.03)	0.60
Total from investment operations	1.15	0.34	0.78
Less Distributions to Shareholders from:
Net investment income	(0.37)	(0.36)	(0.20)
Net realized gain on investments	(0.02)	—	—
Total distributions to shareholders	(0.39)	(0.36)	(0.20)
Net Asset Value, End of Period	$9.55	$8.79	$8.81
Total Return[1]	13.48%	3.81%	9.51%[4]
Ratio of net expenses to average net assets	1.17%[6]	1.27%	1.04%[5]
Ratio of net investment income to average net assets[1]	4.02%	4.10%	4.52%[5]
Portfolio turnover	31%	50%	82%[4]
Net assets at end of period (000’s omitted)	$5,689	$557	$125

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.40%	1.57%	1.56%[5]
Ratio of net investment income to average net assets	3.79%	3.80%	4.00%[5]

*	Commenced operations on July 27, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes nonreimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	Not annualized.
[5]	Annualized.
[6]

Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 0.64% from 0.79%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.

38	Managers Investment Group

FINANCIAL HIGHLIGHTS

	For the year ended December 31,		For the period ended December 31, 2009*
GW&K Municipal Enhanced Yield Fund — Service Class Shares	2011	2010
Net Asset Value, Beginning of Period	$8.79	$8.81	$8.23
Income from Investment Operations:
Net investment income	0.40 [3]	0.39	0.21
Net realized and unrealized gain (loss) on investments	0.77 [3]	(0.02)	0.58
Total from investment operations	1.17	0.37	0.79
Less Distributions to Shareholders from:
Net investment income	(0.40)	(0.39)	(0.21)
Net realized gain on investments	(0.02)	—	—
Total distributions to shareholders	(0.42)	(0.39)	(0.21)
Net Asset Value, End of Period	$9.54	$8.79	$8.81
Total Return[1]	13.65%	4.09%	9.62%[4]
Ratio of net expenses to average net assets	0.94%[6]	1.01%	0.79%[5]
Ratio of net investment income to average net assets[1]	4.48%	4.36%	4.77%[5]
Portfolio turnover	31%	50%	82%[4]
Net assets at end of period (000’s omitted)	$2,145	$1,181	$11

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.16%	1.31%	1.31%[5]
Ratio of net investment income to average net assets	4.26%	4.06%	4.25%[5]

*	Commenced operations on July 27, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes nonreimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	Not annualized.
[5]	Annualized.
[6]

Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 0.64% from 0.79%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.

Managers Investment Group	39

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
GW&K Municipal Enhanced Yield Fund — Institutional Class Shares	2011	2010	2009	2008†	2007
Net Asset Value, Beginning of Year	$8.78	$8.81	$6.70	$9.37	$10.33
Income from Investment Operations:
Net investment income	0.41 [3]	0.40	0.37	0.44	0.42
Net realized and unrealized gain (loss) on investments	0.78 [3]	(0.03)	2.11	(2.67)	(0.91)
Total from investment operations	1.19	0.37	2.48	(2.23)	(0.49)
Less Distributions to Shareholders from:
Net investment income	(0.42)	(0.40)	(0.37)	(0.44)	(0.42)
Net realized gain on investments	(0.02)	—	—	—	(0.05)
Total distributions to shareholders	(0.44)	(0.40)	(0.37)	(0.44)	(0.47)
Net Asset Value, End of Year	$9.53	$8.78	$8.81	$6.70	$9.37
Total Return[1]	13.94%	4.15%	37.62%	(24.72)%	(4.92)%
Ratio of net expenses to average net assets	0.69%[4]	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[1]	4.69%	4.58%	4.77%	4.82%	4.18%
Portfolio turnover	31%	50%	82%	13%	61%
Net assets at end of year (000’s omitted)	$138,250	$48,079	$17,544	$3,541	$7,959

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	0.91%	1.09%	1.31%	1.67%	1.76%
Ratio of net investment income to average net assets	4.47%	4.28%	4.25%	3.94%	3.21%

†	At the close of business on November 7, 2008, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc. was re- organized into a series of the Managers AMG Funds.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes nonreimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]

Effective July 1, 2011, as described in the current prospectus, the Fund’s expense cap was reduced to 0.64% from 0.79%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.

40	Managers Investment Group

HOW TO CONTACT US

GW&K MUNICIPAL BOND FUND

GW&K SMALL CAP EQUITY FUND

GW&K MUNICIPAL ENHANCED YIELD FUND

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

203.299.3500 or 800.835.3879

SUBADVISOR

Gannett Welsh & Kotler, LLC

222 Berkeley Street

Boston, Massachusetts 02116

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

Christine C. Carsman

William E. Chapman, II

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

Managers Investment Group	41

PROSPECTUS Managers AMG Funds

The Funds’ Statement of Additional Information (the “SAI”) contains additional information about the Funds and their investments. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•	By telephone:

800.835.3879

•	By mail:

Managers AMG Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at

www.managersinvest.com

Information about the Funds, including the Funds’ current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2012 Managers Investment Group LLC

managersinvest.com	As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Managers
INVESTMENT GROUP
Mutual Funds ■ Separate Accounts ■ Investment Solutions

MAY 1, 2012

PROSPECTUS

# Managers AMG Funds

- **Renaissance Large Cap Growth Fund**

  Investor Class: **MRLTX** Service Class: **MRLSX** Institutional Class: **MRLIX**

P040-0512

managersinvest.com

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5-7	SUMMARY OF THE FUND

Renaissance Large Cap Growth Fund
8-11	ADDITIONAL INFORMATION ABOUT THE FUND

Renaissance Large Cap Growth Fund

Summary of the Fund’s Principal Risks

Other Important Information about the Fund and its Investment Strategies and Risks

Fund Management

Past Performance of Other Renaissance Accounts
11-18	SHAREHOLDER GUIDE

Your Account

Choosing a Share Class

Distribution and Servicing (12b-1) Fees

Transaction Policies

How to Buy or Sell Shares

Investor Services

Certain Federal Income Tax Information
20-22	FINANCIAL HIGHLIGHTS
23	HOW TO CONTACT US

3

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SUMMARY OF THE FUND

Renaissance Large Cap Growth Fund

INVESTMENT OBJECTIVE

The Renaissance Large Cap Growth Fund’s (the “Fund”) investment objective is to provide investors with long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Service Class	Institutional Class
Management Fee	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.86%	0.82%	0.68%
Total Annual Fund Operating Expenses[1]	1.66%	1.37%	1.23%
Fee Waiver and Expense Reimbursements[2]	(0.57)%	(0.57)%	(0.57)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.09%	0.80%	0.66%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, shareholder servicing fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses) to 0.66% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.16%, 0.91% and 0.66%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$111	$468	$849	$1,918
Service Class	$82	$378	$695	$1,597
Institutional Class	$67	$334	$621	$1,438

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Renaissance Group LLC (“Renaissance” or the “Subadvisor”) the subadvisor to the Fund, considers the term “large-capitalization” companies to generally refer to companies that, at the time of purchase, have a minimum market capitalization of approximately $3 billion.

The Fund invests primarily in common stocks of U.S. large-capitalization companies, but may also invest in preferred stocks. The Fund normally holds 50-60 common stocks, but this number may fluctuate depending on market conditions. Renaissance uses a quantitative and qualitative investment process to create and manage a diversified growth-oriented equity portfolio. Typically, Renaissance seeks to invest in solid, high-quality growth companies that are experiencing positive changes in earnings expectations and whose securities appear to trade at reasonable valuations.

Managers Investment Group	5

SUMMARY OF THE FUND

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Preferred Stock Risk—preferred stock is subject to the risks of equity securities generally, and its value may rise and fall rapidly and unpredictably due to a variety of factors, including changing economic, political or market conditions.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11 (Service Class)

Best Quarter: 13.21% (4th Quarter 2010)
Worst Quarter: -19.47% (3rd Quarter 2011)

Average Annual Total Returns as of 12/31/11

Renaissance Large Cap Growth Fund	1 Year	Since Inception
Investor Class		6/3/09
Return Before Taxes	-4.42%	10.25%
Russell 1000® Growth Index
(reflects no deduction for fees,		6/3/09
expenses, or taxes)	—	15.82%
Service Class		6/3/09
Return Before Taxes	-4.14%	10.52%
Service Class		6/3/09
Return After Taxes on Distributions	-6.41%	8.93%
Service Class
Return After Taxes on Distributions		6/3/09
and Sale of Fund Shares	-0.66%	8.54%
Russell 1000® Growth Index
(reflects no deduction for fees,		6/3/09
expenses, or taxes)	—	15.81%
Institutional Class		6/3/09
Return Before Taxes	-3.90%	10.75%
Russell 1000® Growth Index
(reflects no deduction for fees,		6/3/09
expenses, or taxes)	2.64%	15.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class shares only, and after-tax returns for Investor Class and Institutional Class shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

The Renaissance Group LLC (“Renaissance”)

Portfolio Managers

Michael E. Schroer, CFA

Managing Partner and Chief Investment Officer of Renaissance; Portfolio Manager of the Fund since 06/09.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Investor Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $25,000

Individual Retirement Account: $10,000

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SUMMARY OF THE FUND

Institutional Class

Regular Account: $100,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Investor Class and Service Class (all accounts): $100

Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

PORTFOLIO MANAGER

Michael E. Schroer, CFA Managing Partner and Chief Investment Officer

See “Fund Management” on page 11 for more information on the portfolio manager.

RENAISSANCE LARGE CAP GROWTH FUND

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

Renaissance attempts to construct a portfolio of attractively priced companies with demonstrated records of above-average profitability and accelerating earnings trends. Renaissance employs a disciplined decision-making process to create and manage a diversified growth-oriented equity portfolio. Renaissance’s investment process combines both quantitative and qualitative analysis to create a portfolio of “best ideas.” This proprietary process is designed to identify large market capitalization companies with above-average historical rates of profitability and strong financial characteristics.

Typically, Renaissance:

•	Seeks to invest in solid, high-quality growth companies that are experiencing positive changes in earnings expectations and whose securities are trading at reasonable valuations;

•	Utilizes a multi-dimensional scoring system to identify stocks that exhibit a specific set of characteristics, combined with a focused fundamental overlay to identify the best candidates;

•	Employs a quantitative screening process that efficiently focuses research efforts to buy/sell securities that meet growth, earnings, and valuation expectations;

•	Employs traditional qualitative analysis to ensure companies actually exhibit the desired attributes with minimal risk exposure;

•	Utilizes a dynamic approach to continually refine the factors screened to reflect new and long-term changes in market conditions; and

•	Sells a security if the security no longer meets Renaissance’s quantitative or qualitative criteria for high quality growth potential.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. The Fund will provide its shareholders with at least 60 days’ prior written notice of any change in this policy.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to high-quality U.S. large-capitalization companies.

•	Seeking exposure to growth oriented investments.

•	Seeking long-term capital appreciation.

•	Willing to accept short-term volatility of returns.

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ADDITIONAL INFORMATION ABOUT THE FUND

RENAISSANCE LARGE CAP GROWTH FUND (CONTINUED)

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Investor Class and Service Class shares are authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year to year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the Fund’s summary section, the performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Service Class shares of the Fund. Investor Class and Institutional Class shares would have similar annual returns as Service Class shares because all of the classes are invested in the same portfolio of securities. However, because Investor Class and Institutional Class shares are subject to different expenses than Service Class shares, Investor Class and Institutional Class share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

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ADDITIONAL INFORMATION ABOUT THE FUND

SUMMARY OF THE FUND’S PRINCIPAL RISKS

This section presents more detailed information about the Fund’s risks as described in the Fund’s summary section of the Prospectus. The Fund could be subject to additional risks because the types of investments it makes and market conditions may change over time.

All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. In addition, the Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

LARGE-CAPITALIZATION STOCK RISK

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a Fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

MARKET RISK

Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments.

PREFERRED STOCK RISK

A Fund may invest in preferred stock, which are equity securities that pay dividends at a specified rate and generally have preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but are junior to the debt securities of the issuer in those same respects. Preferred stock is subject to the risks of equity securities generally, such as market risk, and as such, the value of preferred stock may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions and events that affect particular industries or companies.

OTHER IMPORTANT INFORMATION ABOUT THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments and, therefore, may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated May 1, 2012 (the “SAI”).

INVESTMENT OBJECTIVE

The Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with the Fund’s investment objective and principal investment strategies. The Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

As described in the summary section of the Prospectus, the Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities, which can increase the portfolio turnover. The Fund’s investment strategies are likely to result in a portfolio turnover rate greater than 100%, which would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect the Fund’s performance by increasing transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

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ADDITIONAL INFORMATION ABOUT THE FUND

FUND MANAGEMENT

The Fund is a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk Connecticut, 06854, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager and administrator to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisor to the Fund. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly–owned subsidiary of the Investment Manager, serves as the Fund’s distributor.

Renaissance, the Fund’s Subadvisor, has day-to-day responsibility for managing the Fund’s portfolio and has managed the Fund since its inception in 2009. Renaissance, located at 50 East RiverCenter Blvd, Suite 1200, Covington, Kentucky 41011, is an investment advisor that has specialized in growth equity management since 1978. As of December 31, 2011, Renaissance had assets under management of approximately $3.7 billion. Renaissance operates under the name of Renaissance Investment Management and AMG indirectly owns a majority interest in Renaissance.

Michael E. Schroer is the portfolio manager primarily responsible for day-to-day management of the Fund’s portfolio. Mr. Schroer is a Managing Partner and Chief Investment Officer of Renaissance, positions he has held since 1995 and 1990, respectively, has been employed by Renaissance since 1984, and has more than 30 years of investment management experience. Mr. Schroer supervises the management and direction of Renaissance’s investment research efforts as well as determining overall portfolio strategy.

Additional information regarding other accounts managed by the Fund’s portfolio manager, and his compensation and ownership of Fund shares, is available in the Fund’s SAI.

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.55% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Renaissance a portion of this fee for its services as Subadvisor. Under a separate Administration and Shareholder Servicing Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives compensation from the Fund for these services in an amount up to 0.25% of the Fund’s average daily net assets.

A discussion regarding the basis for the Trust’s Board of Trustees approving the Investment Management Agreement with respect to the Fund between the Trust and the Investment Manager and the Subadvisory Agreement for the Fund between the Investment Manager and the Subadvisor is available in the shareholder report for the period ended June 30.

YOUR ACCOUNT

You may invest in the Fund by purchasing Investor Class, Service Class, or Institutional Class shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described on page 15.

The Investor Class shares of the Fund are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and each class of shares also bears shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the net asset value (the “NAV”) per share of the three classes may differ. Investor Class shares are expected to have lower total returns than Service Class shares and Institutional Class shares, and Service Class shares are expected to have lower total returns than Institutional Class shares. In all other material respects, the Investor Class shares, Service Class shares, and Institutional Class shares are the same, each share representing a proportionate interest in the Fund. The Fund and each class of shares is subject to a minimum initial investment amount, as described on page 15.

Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of a Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

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SHAREHOLDER GUIDE

YOUR ACCOUNT (CONTINUED)

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before the Fund calculates NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

CHOOSING A SHARE CLASS

Investors can choose between three share classes when investing in the Fund:

•	Investor Class

•	Service Class

•	Institutional Class

The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses and charges for the class.

We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.

INVESTOR CLASS SHARES

Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Investor Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 13 for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Investor Class shares also pay annual distribution and shareholder service (12b-1) fees of 0.25%. See page 13 for more information on 12b-1 fees.

SERVICE CLASS SHARES

Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Service Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 13 for more information on shareholder servicing fees paid to financial intermediaries. The Service Class shares do not pay annual distribution and shareholder service (12b-1) fees.

INSTITUTIONAL CLASS SHARES

Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 13 for more information on shareholder servicing fees paid to financial intermediaries. The Institutional Class shares do not pay annual distribution and shareholder service (12b-1) fees.

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SHAREHOLDER GUIDE

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and the Investor Class and Service Class may pay fees to these firms in return for shareholder servicing provided by these programs to shareholders. The shareholder servicing fees are paid out of the assets of each of the Investor Class and Service Class on an ongoing basis and will increase the cost to shareholders who invest in Investor Class and Service Class shares. These payments may provide the intermediary with an incentive to favor sales of shares of a Fund over other investment options.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

DISTRIBUTIONS AND SERVICE (12B-1) FEES

The Fund has adopted a Distribution and Service Plan (12b-1 Plan) for the Investor Class that allows the Fund to pay fees for selling and distributing Investor Class shares and for providing service to shareholders in the Investor Class. The 12b-1 fees are paid to the Distributor to cover the Fund’s sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the net assets of the Investor Class on an ongoing basis, they increase the cost of your investment the longer you hold it, and will result in lower total returns and may end up costing you more than other types of sales charges.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. A request to send a check to any other address or a third-party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

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SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*	If you wish to add shares to your account*	If you wish to sell shares*,†
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o BNY Mellon Investment

Servicing (US) Inc.

PO Box 9769

Providence,

RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•    Name of the Fund

•    Dollar amount or number of shares you wish to sell

•    Your name

•    Your account number

•    Signatures of all account owners Mail your letter to:

Managers

c/o BNY Mellon Investment

Servicing (US) Inc.

PO Box 9769

Providence,

RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000 for Investor Class shares and Service Class shares and $250,000 for Institutional Class shares.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com. Internet redemptions are available only for redemptions of less than $50,000 for Investor Class shares and Service Class shares and $250,000 for Institutional Class shares.

By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account

*	Please indicate which class of shares you are buying or selling when you place your order.
†

Redemptions of $50,000 and over for Investor Class and Service Class shares and $250,000 and over for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone and Internet redemptions are available only for redemptions that are below $50,000 for Investor Class and Service Class shares and below $250,000 for Institutional Class shares.

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SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Renaissance Large Cap Growth Fund	Initial Investment	Additional Investments
Investor Class:

• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Service Class:

• Regular Accounts	$25,000	$100
• Individual Retirement Accounts	$10,000	$100

Institutional Class:

• Regular Accounts	$100,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION

Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in a Fund as an investment. Assets purchased by the Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of Investor Class or Service Class shares or $250,000 or more worth of Institutional Class shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if its value falls below $500 for Investor Class or Service Class shares or $25,000 for Institutional Class shares due to redemptions but not until after the Fund gives you 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

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SHAREHOLDER GUIDE

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on this page.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolios, increase the Fund’s expenses, and have a negative impact on the Fund’s performance. There may be additional risks due to frequent trading activities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/ or restrict the account. The Investment Manager also notifies the

Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/ or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Fund for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers funds described above, you also may exchange your shares of the Funds through Managers for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”). In addition, the following restrictions apply:

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 18.

16	Managers Investment Group

SHAREHOLDER GUIDE

INVESTOR SERVICES CONTINUED)

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

COST BASIS REPORTING

Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally will be required to provide you and the IRS with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see http://investor.managersinvest.com/home.html or contact the Fund at 800.548.4539, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares and pays any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Fund will mail correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

The Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2012. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. The Funds do not expect a significant portion of distributions to be derived from qualified dividend income.

Managers Investment Group	17

SHAREHOLDER GUIDE

CERTAIN FEDERAL INCOME TAX INFORMATION (CONTINUED)

•	Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains for taxable years beginning on or before December 31, 2012, provided that both you and the Fund meet certain holding period and other requirements. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange (including an exchange of a Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the IRS notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

18	Managers Investment Group

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FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years (or since inception). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

Investor Class	For the year ended December 31, 2011		For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$12.90		$11.47	$10.00
Income from Investment Operations:
Net investment income	0.00	#,5	0.03 [5]	0.01
Net realized and unrealized gain on investments	(0.55)[5]		1.75 [5]	1.64
Total from investment operations	(0.55)		1.78	1.65
Less Distributions to Shareholders from:
Net investment income	—		(0.04)	(0.03)
Net realized gain on investments	(1.58)		(0.31)	(0.15)
Total distributions to shareholders	(1.58)		(0.35)	(0.18)
Net Asset Value, End of Period	$10.77		$12.90	$11.47
Total Return[1]	(4.42)%		15.53%	16.46%[3]
Ratio of net expenses to average net assets	1.12%		1.01%	0.91%[4]
Ratio of net investment income to average net assets[1]	0.03%		0.24%	0.43%[4]
Portfolio turnover	107%		72%	6%[3]
Net assets at end of period (000’s omitted)	$769		$1,269	$290

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.68%		1.57%	2.06%[4]
Ratio of net investment loss to average net assets	(0.53)%		(0.32)%	(0.72)%[4]

*	Commencement of operations was June 3, 2009.
#	Rounds to less than $0.01.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Not annualized.
[4]	Annualized.
[5]	Per share numbers have been calculated using average shares.

20	Managers Investment Group

FINANCIAL HIGHLIGHTS

	For the year ended December 31, 2011	For the year ended December 31, 2010	For the period ended December 31, 2009*
Service Class
Net Asset Value, Beginning of Period	$12.94	$11.49	$10.00
Income from Investment Operations:
Net investment income	0.04 [5]	0.05 [5]	0.03
Net realized and unrealized gain on investments	(0.56)[5]	1.76 [5]	1.63
Total from investment operations	(0.52)	1.81	1.66
Less Distributions to Shareholders from:
Net investment income	(0.01)	(0.05)	(0.02)
Net realized gain on investments	(1.58)	(0.31)	(0.15)
Total distributions to shareholders	(1.59)	(0.36)	(0.17)
Net Asset Value, End of Period	$10.83	$12.94	$11.49
Total Return[1]	(4.14)%	15.77%	16.60%[3]
Ratio of net expenses to average net assets	0.81%	0.81%	0.86%[4]
Ratio of net investment income to average net assets[1]	0.34%	0.44%	0.48%[4]
Portfolio turnover	107%	72%	6%[3]
Net assets at end of period (000’s omitted)	$14,772	$23,309	$20,692

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.37%	1.37%	2.01%[4]
Ratio of net investment loss to average net assets	(0.22)%	(0.12)%	(0.67)%[4]

*	Commencement of operations was June 3, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Not annualized.
[4]	Annualized.
[5]	Per share numbers have been calculated using average shares.

Managers Investment Group	21

FINANCIAL HIGHLIGHTS

Institutional Class	For the year ended December 31, 2011	For the year ended December 31, 2010	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$12.94	$11.49	$10.00
Income from Investment Operations:
Net investment income	0.06 [5]	0.08 [5]	0.04
Net realized and unrealized gain on investments	(0.55)[5]	1.76 [5]	1.63
Total from investment operations	(0.49)	1.84	1.67
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.07)	(0.03)
Net realized gain on investments	(1.59)	(0.32)	(0.15)
Total distributions to shareholders	(1.71)	(0.39)	(0.18)
Net Asset Value, End of Period	$10.74	$12.94	$11.49
Total Return[1]	(3.90)%	15.99%	16.72%[3]
Ratio of net expenses to average net assets	0.63%	0.60%	0.66%[4]
Ratio of net investment income to average net assets[1]	0.46%	0.65%	0.68%[4]
Portfolio turnover	107%	72%	6%[3]
Net assets at end of period (000’s omitted)	$9,226	$4,254	$246

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.23%	1.08%	1.81%[4]
Ratio of net investment income (loss) to average net assets	(0.14)%	0.17%	(0.47)%[4]

*	Commencement of operations was June 3, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Not annualized.
[4]	Annualized.
[5]	Per share numbers have been calculated using average shares.

22	Managers Investment Group

HOW TO CONTACT US

RENAISSANCE LARGE CAP GROWTH FUND

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

203.299.3500 or 800.835.3879

SUBADVISOR

The Renaissance Group LLC

50 East RiverCenter Blvd

Suite 1200

Covington, Kentucky 41011

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

Christine C. Carsman

William E. Chapman, II

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

Managers Investment Group	23

PROSPECTUS Managers AMG Funds

The Fund’s Statement of Additional Information (the “SAI”) contains additional information about the Fund and its investments. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Fund:

•	By telephone:

800.835.3879

•	By mail:

Managers AMG Funds 800 Connecticut Avenue Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at www.managersinvest.com

Information about the Fund, including the Fund’s current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Fund are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2012 Managers Investment Group LLC

Investment Company Act Registration Number 811-09521

managersinvest.com	As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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3-8	SUMMARY OF THE FUNDS

TimesSquare Small Cap Growth Fund

TimesSquare Mid Cap Growth Fund
10-16	ADDITIONAL INFORMATION ABOUT THE FUNDS

TimesSquare Small Cap Growth Fund

TimesSquare Mid Cap Growth Fund

Summary of the Funds’ Principal Risks

Other Important Information about the Funds and their Investment Strategies and Risks

Fund Management
17-23	SHAREHOLDER GUIDE

Your Account

Choosing a Share Class

Investing Through an Intermediary

Transaction Policies

How to Buy or Sell Shares

Investor Services

Certain Federal Income Tax Information

24-27	FINANCIAL HIGHLIGHTS

TimesSquare Small Cap Growth Fund

TimesSquare Mid Cap Growth Fund
29	HOW TO CONTACT US

Managers Investment Group	1

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SUMMARY OF THE FUNDS

TimesSquare Small Cap Growth Fund

INVESTMENT OBJECTIVE

The investment objective of the TimesSquare Small Cap Growth Fund (the “Fund”) is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Premier Class
Management Fee	1.00%	1.00%
Distribution and Service (12b-1 Fees	None	None
Other Expenses	0.06%	0.18%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.07%	1.19%
Fee Waiver and Expense Reimbursements[2]	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.06%	1.18%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through May 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.05% and 1.25% of the average daily net assets of the Fund attributable to the Institutional Class shares and Premier Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Managers or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$108	$339	$589	$1,305
Premier Class	$120	$377	$653	$1,442

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies.

Consistent with its focus, the Fund typically invests in common and preferred stocks of U.S. small-capitalization companies. TimesSquare Capital Management, LLC (“TimesSquare”) generally considers a company to be a “small-capitalization” company if, at the time of purchase, the market capitalization is below $3 billion. In addition, the Fund focuses on growing companies involved in new product development and technological breakthroughs. TimesSquare looks across all sectors of the stock market to find companies that meet the Fund’s investment criteria – including the potential for strong, sustainable growth, consistent earnings, proprietary products and services and minimal institutional ownership. Typically, TimesSquare seeks out stocks that have the potential for significant price appreciation over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

Managers Investment Group	3

SUMMARY OF THE FUNDS

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11 (Institutional Class)

Best Quarter: 20.51% (2nd Quarter 2003)

Worst Quarter: -21.72% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/11

TimesSquare Small Cap Growth Fund	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	2.56%	5.71%	8.07%
Institutional Class Return After Taxes on Distributions	1.88%	4.79%	7.01%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	2.60%	4.65%	6.73%
Premier Class
Return Before Taxes	2.46%	5.61%	7.96%
Russell 2000® Growth Index
(reflects no deduction for fees, expenses, or taxes)	-2.91%	2.09%	4.48%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Class shares of the Fund. After-tax returns for Premier Class shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

TimesSquare Capital Management, LLC (“TimesSquare”)

Portfolio Manager

Grant R. Babyak

Chief Executive Officer, Managing Director, and Senior Portfolio Manager of TimesSquare; Portfolio Manager of the Fund since 2000.

Kenneth C. Duca, CFA

Director and Portfolio Manager of TimesSquare; Portfolio Manager of the Fund since 05/06.

BUYING AND SELLING FUND SHARES

Subject to the investment minimums described below, purchases of Fund shares are limited to shareholders who owned shares of the Fund on June 12, 2006 and certain financial advisors, institutions and intermediaries that have existing client assets or accounts in the Fund or with the subadvisor.

Initial Investment Minimum

Institutional Class

Regular Account: $5,000,000

Individual Retirement Account: $5,000,000

Premier Class

Regular Account: $1,000,000

Individual Retirement Account: $1,000,000

Additional Investment Minimum

Institutional Class (all accounts): $100,000

Premier Class (all accounts): $10,000

4	Managers Investment Group

SUMMARY OF THE FUNDS

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	5

SUMMARY OF THE FUNDS

TimesSquare Mid Cap Growth Fund

INVESTMENT OBJECTIVE

The investment objective of the TimesSquare Mid Cap Growth Fund (the “Fund” ) is to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Premier Class
Management Fee	1.00%	1.00%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.07%	0.27%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.08%	1.28%
Fee Waiver and Expense Reimbursements[2]	None	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.08%	1.28%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through May 1, 2013, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.19% and 1.39% of the average daily net assets of the Fund attributable to the Institutional Class shares and Premier Class shares, respectively, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Acquired Fund Fees and Expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation. The contractual expense limitation may only be terminated upon termination of the Fund’ investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2013. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$110	$343	$595	$1,317
Premier Class	$130	$406	$702	$1,545

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of U.S. mid-capitalization companies. TimesSquare Capital Management, LLC (“TimesSquare” or the “Subadvisor”), the subadvisor to the Fund, considers the term “mid-capitalization companies” to refer to companies that, at the time of purchase, are within the range of capitalizations of companies in the Russell Midcap® Growth Index. As of June 27, 2011, the range of market capitalizations for the Russell Midcap® Growth Index was $599 million to $17.3 billion. TimesSquare seeks to outperform the Russell Midcap® Growth Index in a risk-controlled manner. TimesSquare uses a bottom-up, research-intensive approach to identify mid-capitalization growth companies that it believes have the greatest potential to achieve significant price appreciation over a 12- to 18-month horizon.

6	Managers Investment Group

SUMMARY OF THE FUNDS

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11 (Institutional Class)

Best Quarter: 16.39% (3rd Quarter 2009)

Worst Quarter: -20.98% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/11

TimesSquare Mid Cap Growth Fund	1 Year	5 Years	Since Inception
Institutional Class			3/4/05
Return Before Taxes	-1.89%	2.94%	6.21%
Institutional Class			3/4/05
Return After Taxes on Distributions	-2.36%	2.49%	5.77%
Institutional Class
Return After Taxes on Distributions			3/4/05
and Sale of Fund Shares	-0.60%	2.36%	5.23%
Premier Class			3/4/05
Return Before Taxes	-2.01%	2.76%	6.03%
Russell Midcap® Growth Index
(reflects no deduction for fees, expenses, or taxes)			3/4/05
	-1.65%	2.44%	4.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Institutional Class shares of the Fund. After-tax returns for Premier Class shares will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

TimesSquare Capital Management, LLC (“TimesSquare”)

Portfolio Manager

Ian Anthony Rosenthal, CFA

Managing Director and Senior Portfolio Manager of TimesSquare; Portfolio Manager of the Fund since 03/05.

Grant R. Babyak

Chief Executive Officer, Managing Director, and Senior Portfolio Manager of TimesSquare; Portfolio Manager of the Fund since 03/05.

BUYING AND SELLING FUND SHARES

Subject to the investment minimums described below, purchases of Fund shares are limited to shareholders who directly owned shares of the Fund on December 31, 2010 and certain financial advisors, asset allocation programs, institutions and intermediaries that had accounts or client assets in the Fund on or before March 31, 2011.

Initial Investment Minimum

Institutional Class

Regular Account: $3,000,000

Individual Retirement Account: $3,000,000

Premier Class

Regular Account: $1,000,000

Individual Retirement Account: $1,000,000

Additional Investment Minimum

Institutional Class (all accounts): $100,000

Premier Class (all accounts): $10,000

Managers Investment Group	7

SUMMARY OF THE FUNDS

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

8	Managers Investment Group

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ADDITIONAL INFORMATION ABOUT THE FUNDS

PORTFOLIO MANAGERS

Grant R. Babyak

Chief Executive Officer,

Managing Director, and

Senior Portfolio Manager

Kenneth C. Duca, CFA

Director and

Portfolio Manager

See “Fund Management” on page 16 for more information on the portfolio managers.

TIMESSQUARE SMALL CAP GROWTH FUND

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

TimesSquare is the Fund’s Subadvisor. TimesSquare applies fundamental investment research techniques when deciding which stocks to buy or sell. Typically, TimesSquare:

•	Seeks out stocks that have the potential for significant price appreciation over the following 18 months and price/earnings ratios at a discount relative to their earnings growth rates.

•	Sells all or part of the Fund’s holdings in a particular stock if:

•	The stock no longer meets the Fund’s investment criteria;

•	TimesSquare believes the company issuing the security is unable to sustain a competitive advantage;

•	Valuation is no longer attractive compared with TimesSquare’s expectations of long-term growth; or

•	Appreciation causes the stock’s value to exceed 5% of the Fund’s assets.

For purposes of the Fund’s investment strategy, “U.S. companies” includes those issuers that are either incorporated in the U.S., headquartered in the U.S., generate a majority of their revenues in the U.S. or locate a majority of their assets in the U.S. In all cases the securities of these “U.S. companies” must trade on a U.S. exchange or U.S.-based over-the-counter (“OTC”) market.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

Although the investment strategies of TimesSquare do not ordinarily involve trading securities for short-term profits, TimesSquare may sell any security when it believes such sale is in the best interests of the Fund, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to small-cap companies.

•	Diversifying equity investments that may primarily be held in larger-cap companies.

•	Seeking exposure to growth-oriented investments.

•	Willing to accept short-term volatility of returns.

10	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

TIMESSQUARE SMALL CAP GROWTH FUND (CONTINUED)

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses for the Fund’s summary section, “Other Expenses” for Premier Class shares in the “Annual Fund Operating Expenses” table include payments the Premier Class pays to third-party financial intermediaries who maintain omnibus accounts with the Fund. These payments, representing payments for shareholder recordkeeping services, may not exceed 0.20% of the average daily net assets attributable to Premier Class shares. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year to year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the summary section of the Fund’s prospectus, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for the Institutional Class shares of the Fund. Premier Class Shares would have similar returns as Institutional Class shares because each Class is invested in the same portfolio of securities. However, because the Premier Class shares are subject to different expenses than Institutional Class shares, Premier Class share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to contractually limit expenses, returns would have been lower.

Managers Investment Group	11

ADDITIONAL INFORMATION ABOUT THE FUNDS

PORTFOLIO MANAGERS

Ian Anthony Rosenthal, CFA

Managing Director, and

Senior Portfolio Manager

Grant R. Babyak

Chief Executive Officer,

Managing Director, and

Senior Portfolio Manager

See “Fund Management” on page 16 for more information on the portfolio managers.

TIMESSQUARE MID CAP GROWTH FUND

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

TimesSquare applies fundamental investment research techniques when deciding which stocks to buy or sell. Typically, TimesSquare:

•	Sells all or part of the Fund’s holdings in a particular stock if:

•	The company’s operating objectives are not met; or

•	Valuation is no longer attractive compared with TimesSquare’s expectations of long-term growth.

For purposes of this investment strategy, “U.S. companies” includes those issuers that are either incorporated in the U.S., headquartered in the U.S., generate a majority of their revenues in the U.S. or locate a majority of their assets in the U.S. In all cases the securities of these “U.S. companies” must trade on a U.S. exchange or U.S.-based over-the-counter (“OTC”) market.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of U.S. mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

Although the investment strategies of TimesSquare do not ordinarily involve trading securities for short-term profits, TimesSquare may sell any security when it believes such sale is in the best interests of the Fund, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs, which may have an adverse effect on the Fund’s performance, and may increase your tax liability.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to mid-cap companies.

•	Diversifying equity investments that may primarily be held in larger-cap companies.

•	Seeking exposure to growth-oriented investments.

•	Willing to accept short-term volatility of returns.

12	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

TIMESSQUARE MID CAP GROWTH FUND (CONTINUED)

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses for the Fund’s summary section, “Other Expenses” for Premier Class shares in the “Annual Fund Operating Expenses” table include payments the Premier Class pays to third-party financial intermediaries who maintain omnibus accounts with the Fund. These payments, representing payments for shareholder recordkeeping services, may not exceed 0.20% of the average daily net assets attributable to Premier Class shares. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year to year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the summary section of the Fund’s prospectus, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for the Institutional Class shares of the Fund. Premier Class Shares would have similar returns as Institutional Class shares because each Class is invested in the same portfolio of securities. However, because the Premier Class shares are subject to different expenses than Institutional Class shares, Premier Class share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to contractually limit expenses, returns would have been lower.

Managers Investment Group	13

ADDITIONAL INFORMATION ABOUT THE FUNDS

SUMMARY OF THE FUNDS’ PRINCIPAL RISKS

This section presents more detailed information about each Fund’s risks as described in the summary section of the Fund’s Prospectus. The Funds may not be subject to all of the risks below, and not all Funds invest in the types of instruments mentioned. Please see the summary section of each Fund’s Prospectus for a description of the Fund’s risks and the types of instruments in which the Fund invests. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.

All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds. In addition, the Funds are subject to management risk because they are actively managed investment portfolios. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

GROWTH STOCK RISK

(All Funds)

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

LIQUIDITY RISK

(TimesSquare Small Cap Growth Fund)

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk.

MARKET RISK

(All Funds)

Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

MID-CAPITALIZATION STOCK RISK

(TimesSquare Mid Cap Growth Fund)

The stocks of mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. The Fund, which invests in mid-capitalization companies, may underperform other stock funds (such as large-company stock funds) when stocks of mid-capitalization companies are out of favor.

SMALL-CAPITALIZATION STOCK RISK

(TimesSquare Small Cap Growth Fund)

The stocks of small-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small–capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small–capitalization companies are out of favor.

14	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUNDS

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments and, therefore, may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information dated May 1, 2012 (the “SAI”).

INVESTMENT OBJECTIVES

Each Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, each Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with a Fund’s investment objective and principal investment strategies. A Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

As described in each Fund’s summary section of this Prospectus, each Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

FUND CLOSURE

The TimesSquare Small Cap Growth Fund and the TimesSquare Mid Cap Growth Fund are currently closed to new investors, except as noted below.

TimesSquare Small Cap Growth Fund

Shareholders who owned shares of the TimesSquare Small Cap Growth Fund when it was closed on June 12, 2006 may continue to purchase additional shares in their existing accounts. Financial advisors, institutions, intermediaries, and other platforms that have existing client assets or accounts in the Fund may add to existing client accounts and may open new accounts for existing or new clients. Exchanges into the Fund are not permitted, unless the exchange is being made into an existing shareholder or intermediary account, as described above. Fund management may reopen the Fund to certain investors in the future.

TimesSquare Mid Cap Growth Fund

Shareholders who owned shares of the TimesSquare Fund when it was closed on December 31, 2010, including shareholders who held an account directly with the Fund and those shareholders who invested in the Fund through a financial intermediary account, the ManagersChoice® program, a financial platform, defined contribution, defined benefit or asset allocation program (collectively, “financial intermediaries”), may continue to purchase shares of the Fund.

In addition, certain financial intermediaries that, at Fund management’s discretion, had accounts or client assets in the Fund on or before March 31, 2011, regardless of whether such financial intermediary was acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients.

Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as described above. Fund management may, in its discretion, reopen the Fund to certain investors in the future. The Fund reserves the right to modify this policy at any time.

Managers Investment Group	15

ADDITIONAL INFORMATION ABOUT THE FUNDS

FUND MANAGEMENT

Each Fund is a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 800 Connecticut Ave. Norwalk, Connecticut, 06854, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisor to the Funds. Managers Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor.

TimesSquare Capital Management, LLC (“TimesSquare”) has day-to-day responsibility for managing each Fund’s portfolio and has managed each Fund since its inception. TimesSquare, located at 1177 Avenue of the Americas, 39th Floor, New York, New York 10036, is a multi-asset class investment manager providing services to public and corporate funds, endowments and foundations, retirement plans, and other institutional accounts. As of December 31, 2011, TimesSquare managed approximately $13.3 billion in assets. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in TimesSquare.

TIMESSQUARE SMALL CAP GROWTH FUND

The Fund is managed by a team of portfolio managers, analysts, and other investment professionals at TimesSquare. Grant R. Babyak and Kenneth C. Duca serve as the portfolio managers jointly and primarily responsible for day-to-day management and strategic oversight of the Fund’s investments. The portfolio managers make investment decisions for the Fund’s portfolio using a consensus approach. Mr. Babyak has served as co-manager of the Fund since its inception. Mr. Babyak is Chief Executive Officer, Managing Director, and Senior Portfolio Manager of TimesSquare with over 20 years of investment experience. Mr. Duca is a Director and Portfolio Manager of TimesSquare with over 20 years of experience. Mr. Duca has served as co-manager of the Fund since 2006. Both Mr. Babyak and Mr. Duca have been members of the TimesSquare team since 2000.

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays TimesSquare all or a portion of this fee for its services as Subadvisor. Under its Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives compensation from the Subadvisor for its administrative services to the Fund pursuant to an administration agreement between the Investment Manager and the Subadvisor.

TIMESSQUARE MID CAP GROWTH FUND

The Fund is managed by a team of portfolio managers, analysts, and other investment professionals at TimesSquare. Ian Anthony Rosenthal and Grant R. Babyak serve as the portfolio managers jointly and primarily responsible for the day-to-day management and strategic oversight of the Fund’s investments. The portfolio managers make investment decisions for the Fund’s portfolio using a consensus approach.

Mr. Rosenthal has served as a co-manager of the Fund since its inception. He is a Managing Director and Senior Portfolio Manager of TimesSquare. Mr. Babyak has served as co-manager of the Fund since its inception. Mr. Babyak is Chief Executive Officer, Managing Director, and Senior Portfolio Manager of TimesSquare with over 20 years of investment experience. Both Mr. Rosenthal and Mr. Babyak have been members of the TimesSquare team since 2000.

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays TimesSquare all or a portion of this fee for its services as Subadvisor. Under its Investment Management Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund. The Investment Manager receives compensation from the Subadvisor for its administrative services to the Fund pursuant to an administration agreement between the Investment Manager and the Subadvisor.

ADDITIONAL INFORMATION

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Fund’s SAI.

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and the Subadvisor is available in the Funds’ Semi-Annual Report for the period ended June 30.

16	Managers Investment Group

SHAREHOLDER GUIDE

YOUR ACCOUNT

As an investor, you pay no sales charge to invest in the Funds or to redeem out of the Funds. Your purchase or redemption of Fund shares is based on the share price of the Institutional Class and Premier Class. The price at which you purchase and redeem your shares is based on the net asset value (the “NAV”) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of the Funds is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of a Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before the Fund calculates NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

Managers Investment Group	17

SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS

Subject to the restrictions described on page 15 under “Fund Closure,” investors may choose between two share classes when investing in the Funds:

•	Institutional Class

•	Premier Class

The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses and charges for the class.

We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.

INSTITUTIONAL CLASS SHARES

•	Have neither an up-front sales charge, nor a surrender charge (referred to as a contingent-deferred sales charge (“CDSC”)).

•

Have lower operating expenses than Premier Class shares. This means that an investment in Institutional Class shares will generally have higher annual returns than a comparable investment in Premier Class shares.

PREMIER CLASS SHARES

•	Have neither an up-front sales charge, nor a surrender charge (CDSC).

•	Have higher operating expenses than Institutional Class shares.

•	Have shareholder servicing fees deducted from the class’s assets of up to 0.20% of the class’s average daily net assets.

See “Investing Through an Intermediary” on this page for more information on shareholder servicing fees paid to financial intermediaries.

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for shareholder servicing provided by these programs. The servicing fees are paid out of the assets of the Premier Class shares of the Funds on an ongoing basis and will increase the cost of your investment in such share class. These payments may provide the intermediary with an incentive to favor sales of shares the Fund over other investment options.

The Investment Manager, the Subadvisor, and/or the Distributor may pay compensation (directly and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

Subject to the restrictions described on page 15 under “Fund Closure,” you may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in the Funds, the Funds will send your check to the address we have on file for your account. A request to send a check to any other address or a third-party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

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SHARE HOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*,†...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction

containing:

•   Name of the Fund

•   Dollar amount or number of shares you wish to sell

•   Your name

•   Your account number

•   Signatures of all account owners

Mail your letter to:

Managers

c/o BNY Mellon Investment

Servicing (US) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $5,000,000 for Institutional Class or $1,000,000 for Premier Class shares of the TimesSquare Small Cap Growth Fund, or $3,000,000 for Institutional Class or $1,000,000 for Premier Class shares of the TimesSquare Mid Cap Growth Fund.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www. managerinvest.com. Internet redemptions are available only for redemptions of less than $5,000,000 for Institutional Class or $1,000,000 for Premier Class shares of the TimesSquare Small Cap Growth Fund, or $3,000,000 for Institutional Class or $1,000,000 for Premier Class shares of the TimesSquare Mid Cap Growth Fund.

By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account

*	Please indicate which class of shares you are buying or selling when you place your order.
†	Redemptions of $5,000,000 or more for Institutional Class or $1,000,000 or more for Premier Class shares of the TimesSquare Small Cap Growth Fund or $3,000,000 or more for Institutional Class shares or $1,000,000 or more for Premier Class shares of the TimesSquare Mid Cap Growth Fund require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone and Internet redemptions are available only for redemptions that are below $5,000,000 or more for Institutional Class or Premier Class shares of the TimesSquare Small Cap Growth Fund or below $3,000,000 for Institutional Class shares or $1,000,000 for Premier Class shares of the TimesSquare Mid Cap Growth Fund.

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SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks. Please see “Fund Closure” on page 15 regarding restrictions on purchasing Fund shares.

Institutional Class: (TimesSquare Mid Cap Growth Fund)	Initial Investment	Additional Investments
• Regular Accounts	$3,000,000	$100,000
• Individual Retirement Accounts	$3,000,000	$100,000

Institutional Class: (TimesSquare Small Cap Growth Fund)	Initial Investment	Additional Investments
• Regular Accounts	$5,000,000	$100,000
• Individual Retirement Accounts	$5,000,000	$100,000

Premier Class: (All Funds)	Initial Investment	Additional Investments
• Regular Accounts	$1,000,000	$10,000
• Individual Retirement Accounts	$1,000,000	$10,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION

Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in a Fund as an investment. Assets purchased by a Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SIGNATURE GUARANTEE

If you are selling $5,000,000 or more worth of Institutional or Premier Class shares of the TimesSquare Small Cap Growth Fund, or if you are selling $3,000,000 or more worth of Institutional Class shares or $1,000,000 or more worth of Premier Class shares of the TimesSquare Mid Cap Growth Fund, you will need to provide the Funds with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUNDS

The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if its value falls below $5,000,000 for Institutional Class shares or $1,000,000 for Premier Class shares of the TimesSquare Small Cap Growth Fund or $3,000,000 for Institutional Class shares or $1,000,000 for Premier Class shares of the TimesSquare Mid Cap Growth Fund due to redemptions but not until after the Fund gives you 60 days’ notice and the opportunity to increase your account balance to the minimum account balance minimum;

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SHAREHOLDER GUIDE

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on this page.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of the Funds’ portfolio, increase the Funds’ expenses, and have a negative impact on the Funds’ performance. Each Fund may be subject to additional risks of frequent trading activities because the securities in which the Fund invests tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, each Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/ or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PL AN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment fiexibility, we allow you to exchange your shares of the Funds for other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers funds described above, you also may exchange your shares of the Funds through Managers for shares in the Agency Share Class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).

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SHAREHOLDER GUIDE

INVESTOR SERVICES (CONTINUED)

In addition, the following restrictions apply:

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 23.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

COST BASIS REPORTING

Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary, generally will be required to provide you and the IRS with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see http://investor.managersinvest.com/home.html or contact the Funds at 800.548.4539, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally declare and pay any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

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SHAREHOLDER GUIDE

CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Funds under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

Each Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2012. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. The Funds do not expect a significant portion of distributions to be derived from qualified dividend income.

•	Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains for taxable years beginning on or before December 31, 2012, provided that both you and the Fund meet certain holding period and other requirements. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange (including an exchange of a Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

Managers Investment Group	23

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

	For the year ended December 31,
TimesSquare Small Cap Growth Fund — Institutional Class	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$13.01	$10.22	$7.53	$11.64	$12.42
Income from Investment Operations:
Net investment loss	(0.06)[3]	(0.05)[3]	(0.02)[3]	(0.04)[3]	(0.03)[3]
Net realized and unrealized gain (loss) on investments	0.41 [3]	2.84 [3]	2.71 [3]	(3.73)[3]	1.32 [3]
Total from investment operations	0.35	2.79	2.69	(3.77)	1.29
Less Distributions to Shareholders from:
Net realized gain on investments	(0.60)	—	—	(0.34)	(2.07)
Net Asset Value End of Year	$12.76	$13.01	$10.22	$7.53	$11.64
Total Return[1]	2.64%[4]	27.30%	35.72%	(32.28)%	10.00%
Ratio of net expenses to average net assets	1.03%	1.03%	1.03%	1.04%	1.04%
Ratio of net investment loss to average net assets[1]	(0.48)%	(0.51)%	(0.20)%	(0.36)%	(0.22)%
Portfolio turnover	44%	56%	65%	62%	82%
Net assets at end of year (000’s omitted)	$520,075	$438,500	$412,270	$339,078	$500,809

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.06%	1.07%	1.09%	1.08%	1.07%
Ratio of net investment loss to average net assets	(0.51)%	(0.55)%	(0.26)%	(0.41)%	(0.25)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown.

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FINANCIAL HIGHLIGHTS

	For the year ended December 31,
TimesSquare Small Cap Growth Fund — Premier Class	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$12.86	$10.11	$7.46	$11.53	$12.32
Income from Investment Operations:
Net investment loss	(0.08)[3]	(0.06)[3]	(0.03)[3]	(0.04)[3]	(0.04)[3]
Net realized and unrealized gain (loss) on investments	0.40 [3]	2.81 [3]	2.68 [3]	(3.70)[3]	1.30 [3]
Total from investment operations	0.32	2.75	2.65	(3.74)	1.26
Less Distributions to Shareholders from:
Net realized gain on investments	(0.59)	—	—	(0.33)	(2.05)
Net Asset Value End of Year	$12.59	$12.86	$10.11	$7.46	$11.53
Total Return[1]	2.46%	27.20%	35.52%	(32.27)%	9.84%
Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.11%	1.14%
Ratio of net investment loss to average net assets[1]	(0.59)%	(0.62)%	(0.31)%	(0.44)%	(0.33)%
Portfolio turnover	44%	56%	65%	62%	82%
Net assets at end of year (000’s omitted)	$184,685	$180,199	$139,337	$106,556	$162,479

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.18%	1.18%	1.20%	1.16%	1.17%
Ratio of net investment loss to average net assets	(0.63)%	(0.66)%	(0.37)%	(0.48)%	(0.36)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.

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FINANCIAL HIGHLIGHTS

	For the year ended December 31,
TimesSquare Mid Cap Growth Fund — Institutional Class	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$14.04	$11.88	$8.67	$13.26	$12.79
Income from Investment Operations:
Net investment income (loss)	(0.04)[3]	(0.04)[3]	(0.02)[3]	0.00 [3,4]	0.05
Net realized and unrealized gain (loss) on investments	(0.22)[3]	2.20 [3]	3.23 [3]	(4.50)[3]	1.25
Total from investment operations	(0.26)	2.16	3.21	(4.50)	1.30
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.00)[4]	(0.04)
Net realized gain on investments	(0.44)	—	—	(0.09)	(0.79)
Total distribution to shareholders	(0.44)	—	—	(0.09)	(0.83)
Net Asset Value End of Year	$13.34	$14.04	$11.88	$8.67	$13.26
Total Return[1]	(1.89)%	18.18%	37.02%	(33.91)%	10.11%
Ratio of net expenses to average net assets	1.06%	1.06%	1.10%	1.08%	1.03%
Ratio of net investment income (loss) to average net assets[1]	(0.29)%	(0.30)%	(0.25)%	(0.04)%	0.35%
Portfolio turnover	60%	57%	55%	62%	67%
Net assets at end of year (000’s omitted)	$854,828	$923,687	$678,956	$344,189	$389,075

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.07%	1.08%	1.11%	1.09%	1.08%
Ratio of net investment income (loss) to average net assests	(0.30)%	(0.32)%	(0.26)%	(0.06)%	0.30%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	Rounds to less than $0.01 per share or 0.01%.

26	Managers Investment Group

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
TimesSquare Mid Cap Growth Fund — Premier Class	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$13.92	$11.81	$8.64	$13.23	$12.76
Income from Investment Operations:
Net investment income (loss)	(0.07)[3]	(0.06)[3]	(0.04)[3]	(0.03)[3]	0.02
Net realized and unrealized gain (loss) on investments	(0.21)[3]	2.17 [3]	3.21 [3]	(4.47)[3]	1.26
Total from investment operations	(0.28)	2.11	3.17	(4.50)	1.28
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	(0.02)
Net realized gain on investments	(0.43)	—	—	(0.09)	(0.79)
Total distribution to shareholders	(0.43)	—	—	(0.09)	(0.81)
Net Asset Value End of Year	$13.21	$13.92	$11.81	$8.64	$13.23
Total Return[1]	(2.01)%	17.87%[4]	36.69%[4]	(33.96)%	9.95%[4]
Ratio of net expenses to average net assets	1.26%	1.26%	1.30%	1.29%	1.19%
Ratio of net investment income (loss) to average net assets[1]	(0.49)%	(0.50)%	(0.45)%	(0.26)%	0.17%
Portfolio turnover	60%	57%	55%	62%	67%
Net assets at end of year (000’s omitted)	$648,295	$599,994	$570,544	$281,199	$212,778

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.27%	1.28%	1.31%	1.30%	1.24%
Ratio of net investment income (loss) to average net assests	(0.50)%	(0.52)%	(0.46)%	(0.27)%	0.12%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.
[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.
[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown.

Managers Investment Group	27

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HOW TO CONTACT US

TIMESSQUARE SMALL CAP GROWTH FUND

TIMESSQUARE MID CAP GROWTH FUND

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

203.299.3500 or 800.835.3879

SUBADVISOR

TimesSquare Capital Management, LLC

1177 Avenue of the Americas

39th Floor

New York, New York 10036

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

Christine C. Carsman

William E. Chapman, II

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

Managers Investment Group	29

PROSPECTUS Managers AMG Funds

WHERE TO FIND ADDITIONAL INFORMATION

The Funds’ Statement of Additional Information (the “SAI”) contains additional information about the Funds and their investments. Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

•	By telephone:

800.835.3879

•	By mail:

Managers AMG Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•	On the Internet:

Electronic copies are available on our Web site at

www.managersinvest.com

Information about the Funds, including the Funds’ current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds’ SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2012 Managers Investment Group LLC

Investment Company Act Registration Number 811-09521

managersinvest.com	As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

MANAGERS AMG FUNDS

GW&K SMALL CAP EQUITY FUND

INSTITUTIONAL CLASS: GWEIX

SERVICE CLASS: GWESX

INVESTOR CLASS: GWETX

GW&K MUNICIPAL ENHANCED YIELD FUND

INSTITUTIONAL CLASS: GWMEX

SERVICE CLASS: GWMRX

INVESTOR CLASS: GWMNX

GW&K MUNICIPAL BOND FUND

INSTITUTIONAL CLASS: GWMIX

SERVICE CLASS: GWMSX

INVESTOR CLASS: GWMTX

RENAISSANCE LARGE CAP GROWTH FUND

INSTITUTIONAL CLASS: MRLIX

SERVICE CLASS: MRLSX

INVESTOR CLASS: MRLTX

TIMESSQUARE SMALL CAP GROWTH FUND

INSTITUTIONAL CLASS: TSCIX

PREMIER CLASS: TSCPX

TIMESSQUARE MID CAP GROWTH FUND

INSTITUTIONAL CLASS: TMDIX

PREMIER CLASS: TMDPX

SKYLINE SPECIAL EQUITIES PORTFOLIO: SKSEX

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2012

You can obtain a free copy of the prospectus for each of the GW&K Small Cap Equity Fund, the GW&K Municipal Enhanced Yield Fund, the GW&K Municipal Bond Fund, the Renaissance Large Cap Growth Fund, the TimesSquare Small Cap Growth Fund, the TimesSquare Mid Cap Growth Fund and the Skyline Special Equities Portfolio (each a “Fund,” and collectively the “Funds”), each dated May 1, 2012, as supplemented from time to time (each a “Prospectus” and collectively, the “Prospectuses”), by calling Managers Investment Group LLC (the “Investment Manager”) at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com. The Funds’ Prospectuses provide basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with each Fund’s Prospectus.

As of July 27, 2009, pursuant to a change in investment objective and strategy from multi-cap investments to small-cap investments, the GW&K Multi-Cap Equity Fund (the “Multi-Cap Equity Fund”) changed its name to the GW&K Small Cap Equity Fund (the “Small Cap Equity Fund”). In addition, existing Class A shares of the Multi-Cap Equity Fund were redesignated as Investor Class shares of the Small Cap Equity Fund.

On November 10, 2008, the Small Cap Equity Fund acquired the assets of the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. (“BNY Hamilton Funds”), and the GW&K Municipal Enhanced Yield Fund acquired the assets of the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds (the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund each referred to as a “GW&K Predecessor Fund,” and collectively as the “GW&K Predecessor Funds”). Pursuant to these acquisitions, the GW&K Predecessor Funds were reorganized into the corresponding Funds (the “Reorganizations”). Pursuant to the Reorganizations, each Fund became the successor fund to the corresponding GW&K Predecessor Fund, each of which was the accounting and performance survivor.

On December 31, 2007, the Skyline Special Equities Portfolio (the “Special Equities Portfolio”) acquired the assets of the predecessor to the Special Equities Portfolio, a series of Skyline Funds (the “Skyline Predecessor Fund”). Pursuant to this acquisition, the Skyline Predecessor Fund was reorganized into the Special Equities Portfolio and the Special Equities Portfolio became the successor fund to the Skyline Predecessor Fund, which was the accounting and performance survivor.

The Funds’ audited financial statements for the fiscal year ended December 31, 2011 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm from each Fund’s Annual Report for the fiscal year ended December 31, 2011 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Funds’ Annual Reports are available without charge by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com or on the Securities and Exchange Commission’s Website at www.sec.gov.

GENERAL INFORMATION

This Statement of Additional Information (“SAI”) relates to GW&K Small Cap Equity Fund (the “Small Cap Equity Fund”), GW&K Municipal Enhanced Yield Fund (the “Municipal Enhanced Yield Fund”), GW&K Municipal Bond Fund (the “Municipal Bond Fund”), Renaissance Large Cap Growth Fund (the “Large Cap Growth Fund”), TimesSquare Small Cap Growth Fund (the “Small Cap Growth Fund”), TimesSquare Mid Cap Growth Fund (the “Mid Cap Growth Fund”) and Skyline Special Equities Portfolio (the “Special Equities Portfolio”) (each a “Fund,” and collectively the “Funds”). Each Fund is a series of shares of beneficial interest of Managers AMG Funds, a Massachusetts business trust (the “Trust”) and part of the Managers Family of Funds, which consists of 36 open-end mutual funds in the Trust, The Managers Funds, Managers Trust I and Managers Trust II (the “Managers Fund Complex”). The Trust was organized on June 18, 1999.

The Small Cap Equity Fund, the Municipal Enhanced Yield Fund, the Municipal Bond Fund and the Large Cap Growth Fund have each established three classes of shares: Institutional Class, Service Class and Investor Class. The Small Cap Growth Fund and the Mid Cap Growth Fund have each established two classes of shares: Institutional Class and Premier Class. The Special Equities Portfolio currently does not offer multiple share classes.

This SAI describes the financial history, management and operation of the Funds, as well as each Fund’s investment objective and policies. It should be read in conjunction with each Fund’s current prospectus dated May 1, 2012, as supplemented from time to time (each a “Prospectus” and collectively, the “Prospectuses”). The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager” or “Managers”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for each Fund’s overall administration. It selects and recommends, subject to the approval of the Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers (the “Subadvisor” or “Subadvisors”) to manage each Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these Subadvisors and researches any potential new Subadvisors for the Funds. See “Management of the Funds” for more information.

Investments in the Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. The Trust is an open-end management investment company, and each Fund is diversified series of the Trust.

The table below shows the types of securities and instruments that may be purchased by the Funds to the extent such investments are permitted by applicable law. For a more complete description of the types of securities and techniques that may be utilized by the Funds, see “Investment Techniques and Associated Risks” below. The information below does not describe every type of investment, technique or risk to which each Fund may be exposed. Each Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.”

Investment Practices	GW&K Small Cap Equity Fund	GW&K Municipal Enhanced Yield Fund	GW&K Municipal Bond Fund	Renaissance Large Cap Growth Fund	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund	Skyline Special Equities Portfolio
Asset-Backed Securities		X	X
Below Investment Grade Securities	X	X	X
Borrowing	X	X	X	X	X	X	X
Cash Equivalents	X	X	X	X	X	X	X
Bank Obligations	X	X	X
Bankers Acceptances					X	X	X
Certificates of Deposit				X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X
Short-Term Corporate Debt Securities		X	X	X	X	X	X
Time Deposits					X	X	X
Commercial Paper	X	X	X		X	X	X
Corporate and Other Debt Securities		X	X
Derivative Instruments	X	X	X
Equity Investments	X		X	X	X	X	X
Common Stock	X			X	X	X	X
Convertible Securities	X		X
Depositary Receipts	X				X	X	X
Preferred Stock	X			X
Initial Public Offerings	X		X	X	X	X	X
Floating Rate and Variable Rate Demand Notes		X	X
Foreign Securities	X			X			X
Forward Commitments	X	X	X
Illiquid Investments; Privately Placed and Certain Unregistered Securities	X	X			X
Interfund Lending	X	X	X	X	X	X	X
Investment Company Securities	X	X	X	X	X	X	X
Mortgage Related Securities		X	X
Municipal Obligations		X	X
Participations		X	X
Real Estate Investment Trusts	X						X
Reverse Repurchase Agreements	X	X			X	X
Securities Lending	X	X	X	X	X	X	X
Structured Notes and Other Hybrid Instruments		X	X
United States Government Obligations	X	X	X
Warrants and Rights	X				X
When-Issued Securities	X	X	X
Zero Coupon Securities	X	X	X

Investment Techniques and Associated Risks

(1) Asset-Backed Securities

These securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. Asset-backed securities provide periodic payments that generally consist of both principal and interest payments that must be guaranteed by a letter of credit from an unaffiliated bank for a specified amount and time.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due. In general, these types of loans have a shorter life than mortgage loans and are less likely to have substantial prepayments.

The Funds also invest in mortgage-backed securities, which are asset-backed securities associated with mortgage loans. Mortgage-backed securities and the risks associated with them are discussed under “Mortgage Related Securities” below.

(2) Below Investment Grade Securities

In General. Certain Funds may invest in below investment grade securities, subject to any limitations set forth in the Fund’s Prospectus and this SAI. Below investment grade securities (also referred to as “high yield securities” or “junk bonds”) are securities rated BB+ or lower by Standard & Poor’s (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), securities comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”), or unrated securities of equivalent quality. See Appendix A for further discussion regarding securities ratings. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. The special risk considerations in connection with investments in these securities are discussed below.

Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

Payment Expectations. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return.

Credit Ratings. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Fund’s investment objective may be more dependent on the subadvisor’s own credit analysis than is the case for higher rated securities. Although the subadvisor considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the subadvisor performs research and independently assesses the value of particular securities relative to the market. The subadvisor’s analysis may include consideration of the issuer’s experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer’s responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

A Fund’s subadvisor buys and sells debt securities principally in response to its evaluation of an issuer’s continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

Liquidity and Valuation. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Fund’s ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund’s portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the subadvisor. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

(3) Borrowing

Each Fund may borrow from banks and enter into reverse repurchase agreements or certain roll transactions (identified under a Fund’s Fundamental Investment Restrictions) up to 33 1/3% of the value of the Fund’s total assets taken at market value (computed at the time the loan is made), including the amount borrowed, in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. In addition, each of the Small Cap Equity Fund, Municipal Enhanced Yield Fund, Municipal Bond Fund and Large Cap Growth Fund may borrow up to 33 1/3% of its total assets through an interfund lending program with other series of trusts managed by the Investment Manager, and each Fund discussed in this SAI may borrow up to an additional 5% of its total assets for temporary purposes. Typically, a Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. In addition, the Trust, on behalf of each Fund, has entered into a master interfund lending agreement that would allow each Fund to borrow, for temporary purposes only, from other funds in the Managers Fund Complex managed by the Investment Manager, subject to each Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”). Please see “Interfund Lending” below for more information. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

(4) Cash Equivalents

The Funds may invest in cash equivalents to the extent that such investments are consistent with the Funds’ investment objectives, policies and restrictions, and as discussed in each Fund’s Prospectus. A description of the various types of cash equivalents that may be purchased by certain Funds appears below.

Bank Obligations. Certain Funds may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements are subject to certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited. Generally, the period of these repurchase agreements will be short, and at no time will the Small Cap Equity Fund, the Municipal Enhanced Yield Fund, the Municipal Bond Fund or the Large Cap Growth Fund enter into a repurchase agreement for a period of more than seven (7) days.

The Special Equities Portfolio may invest up to 5% of its net assets in repurchase agreements.

Short-Term Corporate Debt Securities. Short-term corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

(5) Commercial Paper

Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

(6) Corporate and Other Debt Securities

Certain Funds, subject to their applicable investment policies, may invest in corporate debt securities issued by U.S. and foreign companies, banks and other corporate entities.

Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

(7) Derivative Instruments

The following describes certain derivative instruments and products in which certain Funds may invest and risks associated therewith.

A Fund might not employ any of the strategies described below or be permitted by applicable law to do so, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Futures Contracts and Options on Futures Contracts. A Fund may use futures contracts, including futures contracts on global equity and fixed income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices), for any purpose. A Fund may invest in foreign exchange futures contracts and options thereon (“options on futures”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. A Fund may purchase and sell futures contracts on various securities indices (“Index Futures”), including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities, and related options. Through the use of Index Futures and related options, a Fund may create economic exposure in its portfolio to long and short positions in the global (U.S. and non-U.S.) equity, bond and currency markets without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may enter into futures contracts for the purchase or sale of fixed income securities, equity securities or foreign currencies, and may also use options on securities or currency futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and a Fund would be required to make a variation margin payment to the broker.

A Fund will ordinarily be able to close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant Index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (“NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If a Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indices as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE Composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which a Fund may invest will be developed and traded in the future.

A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indices (discussed below). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to post margin (“initial margin”) with the futures commission merchant executing the transaction. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin does not represent a borrowing or loan by a Fund, but rather is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. In computing daily net asset value, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. Any transaction costs must also be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Limitations on Use of Futures and Options on Futures. A Fund may only enter into futures contracts or options on futures which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or in the case of options on futures, for which an established over-the-counter (“OTC”) market exists. A Fund may utilize futures contracts and related options for any purpose, including for investment purposes and for “bona fide hedging” purposes (as such term is defined in applicable regulations of the Commodity Futures Trading Commission (the “CFTC”)), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. For instance, a Fund may invest to a significant degree in Index Futures on stock indices and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market.

When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by a Fund’s subadvisor, in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract on the Fund’s records. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s subadvisor in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which

|the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s subadvisor in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Fund’s subadvisor in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

Due to an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), the Funds are excluded from registration or regulation as commodity pool operators under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of a Fund to continue to claim this exclusion. A Fund that seeks to claim the exclusion after the effectiveness of the amended rules would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. If a Fund were no longer able to claim the exclusion, the Investment Manager would be required to register as a “commodity pool operator,” and the Fund and the Investment Manager would be subject to regulation under the CEA.

Risks Associated with Futures and Options on Futures. There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and options on futures on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position. If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. Also, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain a position being hedged by the future or option or to maintain cash or securities in a segregated account. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Forward Currency Contracts. A Fund may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian securities considered to be liquid by the subadvisor in accordance with procedures established by the Board of Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. A Fund may purchase and sell both put options and call options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies.

A Fund may purchase call options for any purpose. For example, a call option may be purchased by a Fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security or instrument on a more limited risk basis than would be possible if the security or instrument itself were purchased. In the event of a decline in the price of the underlying security or instrument, use of this strategy would serve to limit a Fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security or instrument increases above the exercise price and the Fund either sells or exercises the option, any profit realized would be reduced by the premium.

A Fund may purchase put options for any purpose. For example, a put option may be purchased by the Fund as a short hedge. The put option enables a Fund to sell the underlying security or instrument at the predetermined exercise price; thus the potential for loss to a Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security or instrument is lower than the exercise price of the put option, any profit a Fund realizes on the sale of the security or instrument would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

A Fund may write call or put options for any purpose. For example, writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a Fund may also suffer a loss as a result of writing options. For example, if the market price of the security or instrument underlying a put option declines to less than the exercise price of the option, minus the premium received, a Fund would suffer a loss. A Fund will segregate assets or otherwise “cover” written call or put options in accordance with applicable Securities and Exchange Commission (“SEC”) guidelines.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged security or instrument would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the underlying security or instrument at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the underlying security or instrument depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the underlying security or instrument at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying security or instrument, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying security or instrument, the historical price volatility of the underlying security or instrument and general market conditions.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options. Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange traded and OTC options. Exchange traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities, futures contracts or other investments. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investments in options on indices may be greater than options on securities, futures contracts or other investments. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks Related to OTC Options. Unlike exchange traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Funds great flexibility to tailor the option to their needs, OTC options generally involve greater risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options are generally considered illiquid by the SEC.

A Fund can use both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Foreign Currency Options. A Fund may use currency options to cross-hedge or to increase total return when the subadvisor anticipates that the currency will appreciate or depreciate in value. A Fund may additionally buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency’s value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Listed options are third party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two party contracts with negotiated strike prices and expiration dates.

Additional Risks of Futures Contracts, Options on Futures Contracts, Options on Securities and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the subadvisor to forecast interest rates and other economic factors correctly. If the subadvisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. A Fund may engage in swap transactions, including, but not limited to swap agreements on interest rates, security indices, specific securities and currency exchange rates.

A Fund may enter into index swap agreements for purposes of attempting to gain exposure to the securities making up an index in a market without actually purchasing those securities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund from the counterparty) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid by the Subadvisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party that is engaged in a securities related business if the net amount owed or to be received under existing contracts with that party, along with investments in other securities issued by such counterparty, would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and a Fund’s obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of a Fund’s net assets. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

A Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. A Fund will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If a Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Funds will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one NRSRO at the time of entering into such transaction.

Segregated Accounts or Cover. A Fund will comply with SEC guidelines regarding covering certain financial transactions, including options, futures contracts, options on futures, forward contracts, swaps and other derivative transactions, and will, if the guidelines require, segregate on its books cash or other liquid assets in the prescribed amount as determined daily. In addition to the methods of segregating assets or otherwise “covering” such transactions described in this SAI, a Fund may cover the transactions using other methods currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a Fund.

Assets used as cover cannot be sold while the position in the corresponding instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Note about Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also increase the cost of derivative transactions generally or prevent the Funds from using certain instruments.

(8) Equity Investments

Certain Funds may invest in equity securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which certain Funds may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

The Large Cap Growth Fund may invest to a significant extent in large-capitalization companies, as described in the Fund’s Prospectus, and may also invest in mid-capitalization companies. The Small Cap Equity Fund and the Small Cap Growth Fund may invest to a significant extent in small-capitalization companies.

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions.

The stocks of small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

Depositary Receipts. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted.

Investing in GDRs, ADRs and EDRs presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on GDRs, ADRs and EDRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its GDRs, ADRs or EDRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored GDRs, ADRs and EDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs, ADRs and EDRs may be less liquid than sponsored GDRs, ADRs and EDRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs, ADRs and EDRs.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Initial Public Offerings (“IPOs”). Certain Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

(9) Floating Rate and Variable Rate Demand Notes

Certain Funds may purchase taxable or tax-exempt floating rate and variable rate demand notes and bonds in implementing their investment programs. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit the holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest on a variable rate demand note is reset at specified intervals at a market rate.

(10) Foreign Securities

The Small Cap Equity Fund, the Special Equities Portfolio and the Large Cap Growth Fund may invest in foreign securities, subject to the limitations described below. The Small Cap Equity Fund may invest in foreign issuers or in securities principally traded outside the United States, including emerging markets securities. The Small Cap Equity Fund and the Special Equities Portfolio may invest in securities of non-U.S. issuers directly or in the form of ADRs, EDRs, GDRs, or other securities representing underlying shares of foreign issuers, described under “Depositary Receipts” above. The Special Equities Portfolio does not expect to invest more than 20% of its net assets in foreign securities, including securities like ADRs, EDRs and GDRs, which represent underlying shares of foreign issuers. The Large Cap Growth Fund may invest in foreign securities listed on U.S. exchanges, subject to any restrictions set out in the Fund’s Prospectus and this SAI.

Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

A Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

The Small Cap Equity Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Fund’s Subadvisor to be fully exchangeable into U.S. dollars without legal restriction.

Several of the countries in which a Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, a Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding and other foreign taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. For United States federal income tax purposes, it is not expected that United States shareholders will be entitled to a credit or deduction to the extent of any foreign income taxes paid by such Fund.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets. Any investments in securities in or otherwise exposed to emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. Such investments may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

(11) Forward Commitments

Certain Funds may make contracts to purchase securities on a forward commitment basis for a fixed price at a future date beyond the customary settlement period for such securities (“forward commitments”) if the Fund segregates liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to the amount of the Fund’s commitments. Forward commitments involve a risk of loss if the value of the securities to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term capital gains or losses upon such disposition. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

(12) Illiquid Investments; Privately Placed and Certain Unregistered Securities

Certain Funds may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis. Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(13) Interfund Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the Funds have entered into a master interfund lending agreement (“Interfund Lending

Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Managers Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Managers Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

No Fund may lend to another fund in the Managers Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

(14) Investment Company Securities.

The Funds may invest some portion of their assets in shares of other investment companies, including exchange-traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and Subadvisor to a Fund will consider such fees in determining whether to invest in other mutual funds. A Fund will invest only in investment companies, or classes thereof, that do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investments in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, each Fund’s investments in investment companies are limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). Each Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, each Fund may invest (1) in shares issued by money market funds, including certain unregistered money market funds, and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. Each Fund will notify its shareholders prior to initiating such an arrangement.

(15) Mortgage Related Securities

Mortgage-related securities include collateralized mortgage obligations (“CMOs”), mortgage-backed bonds and “pass-throughs.” Pass-throughs, which are certificates that are issued by governmental, government-related or private organizations, are backed by pools of mortgage loans and provide investors with monthly payments. Pools that are created by non-government issuers generally have a higher rate of interest than pools of government and government related issuers. This is because there is no express or implied government backing associated with non-government issuers.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”)). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

Collateralized Mortgage Obligations. CMOs are obligations that are fully collateralized by a portfolio of mortgages or mortgage-related securities. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment on the mortgages. Therefore, the Municipal Enhanced Yield Fund may be subject to greater or lesser prepayment risk depending on the type of CMOs in which the Fund invests. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Fund could sustain a loss.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Municipal Enhanced Yield Fund may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as “IOs”) or only the principal portion of the underlying mortgage pools (commonly referred to as “POs”). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund will fail to recoup fully its initial investment in these securities, even if they are rated high quality.

Real Estate Mortgage Investment Conduits. Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

GNMA Mortgage Pass-Through Certificates. GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) are undivided interests in a pool of mortgages insured by the Federal Housing Administration, the Farmers Home Administration or the Veterans Administration. They entitle the holder to receive all payments of principal and interest, net of fees due to GNMA and the issuer. Payments are made to holders of Ginnie Maes whether payments are actually received on the underlying mortgages. This is because Ginnie Maes are guaranteed by the full faith and credit of the United States. GNMA has the unlimited authority to borrow funds from the U.S. Treasury to make payments to these holders.

FNMA Guaranteed Mortgage Pass-Through Certificates. FNMA Mortgage Pass-Through Certificates are undivided interests in a pool of conventional mortgages. They are secured by the first mortgages or deeds of trust on residential properties. There is no obligation to distribute monthly payments of principal and interest on the mortgages in the pool. They are guaranteed only by FNMA and are not backed the full faith and credit of the United States.

FHLMC Guaranteed Mortgage Pass-Through Certificates. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent interests in pools of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Bonds. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, the Municipal Enhanced Yield Fund could sustain a loss.

Recent Events Regarding FNMA and FHLMC Securities. The value of FNMA and FHLMC’s securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility available to FNMA and FHLMC, which expired in March 2010 with respect to newly issued asset-backed securities and existing commercial mortgage-backed securities, and in June 2010 with respect to newly issued commercial mortgage-backed securities. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which expired in October 2010. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC have been or will be successful, or, with respect to initiatives that have expired, that the U.S. Treasury would undertake similar initiatives in the future.

Risks Associated with Mortgage-Related and other Asset-Backed Securities. There are certain risks associated with mortgage-related securities, such as prepayment risk and default risk. Although there is generally a liquid market for these investments, those certificates issued by private organizations may not be readily marketable. The value of mortgage-related securities depends primarily on the level of interest rates, the coupon rates of the certificates and the payment history of the underlying mortgages. The risk of defaults associated with mortgage-related securities is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to their underlying assets. Unlike traditional debt securities, which must pay a fixed rate of interest until maturity when the entire principal amount becomes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. This partial payment of principal may comprise a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of mortgage-backed securities can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds at the lower interest rates then available.

Prepayments of mortgages that underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment feature. In order to hedge against possible prepayment, the Municipal Enhanced Yield Fund may purchase certain options and options on futures contracts as described more fully above under “Derivative Instruments.”

(16) Municipal Obligations

Certain Funds may invest in many types of municipal bonds, including, but not limited to: general obligation bonds, revenue bonds, private activity and industrial development bonds, short-term municipal notes (including tax and revenue authorization notes), housing bonds and tax-exempt commercial paper. General obligation bonds are bonds issued by states, counties, cities towns and regional districts. The proceeds from these bonds are used to fund municipal projects. Revenue bonds are bonds that receive net revenues from a particular facility or other specific source. Private activity and industrial development bonds are considered to be municipal bonds if the interest paid on these bonds is exempt from federal income tax. They are issued by public authorities and are used to raise money to finance public and privately owned facilities for business, manufacturing and housing. Short-term municipal notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues, and include tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Housing bonds are short- or long-term bonds issued by a local housing authority to finance short-term construction of typically low- or middle-income housing or long-term commitments for housing, plants, pollution control facilities, or similar projects. Tax-exempt (municipal) commercial paper typically consists of very short-term, unsecured, negotiable promissory notes that are sold to meet the seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Investments in municipal bonds may result in liability for federal alternative minimum tax, for both individual and corporate shareholders. Up to 50% of the net assets of the Municipal Enhanced Yield Fund may be invested in municipal bonds that may result in liability for federal alternative minimum tax. Up to 100% of the assets of the Municipal Bond Fund may be invested in such bonds.

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Each Fund that invests in municipal securities will limit its investment in municipal leases to no more than 5% of its total assets.

(17) Participations

Certain Funds may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be “issuers” of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Fund will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a Fund when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Fund purchases a loan through an assignment, there is a possibility that the Fund will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to a Fund as a property owner.

In purchasing a loan participation, a Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Fund may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of a Fund may be subject to claims of the lead bank’s creditors. A Fund’s ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Fund will be illiquid and therefore subject to the Fund’s limit on illiquid investments.

(18) Real Estate Investment Trusts (“REITs”)

Certain Funds may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as a Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

The Special Equities Portfolio tries to avoid investing in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) that qualify as “taxable mortgage pools,” or that otherwise expect to generate excess inclusion income, but the Special Equities Portfolio may not always be successful in doing so.

(19) Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by a Fund and, therefore, a form of leverage which may magnify any gains or losses for the Fund.

A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. A Fund will establish and maintain a segregated account with the custodian consisting of liquid assets in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

(20) Securities Lending

Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to the Fund’s investment policies and restrictions. The Fund may lend its investment securities so long as (i) the loan is secured by collateral having a market value at all times not less than 102% (105% in the case of certain foreign securities) of the value of the securities loaned, (ii) such collateral is marked to market on a daily basis, (iii) the loan is subject to termination by the Fund at any time, and (iv) the Fund receives reasonable interest on the loan. When cash is received as collateral, the Fund will invest the cash received in short-term instruments to earn additional income. The Fund will bear the risk of any loss on any such investment. The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of portfolio securities. In addition, voting rights may pass with the loaned portfolio securities, but if a material event occurs affecting an investment on loan, the loan will be recalled and the securities voted by the Fund.

(21) Structured Notes and Other Hybrid Instruments

Certain Funds may invest in structured notes as part of their overall investment strategy. Structured notes are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Depending on the terms of the note, a Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. Like other sophisticated strategies, a Fund’s use of structured notes may not work as intended; for example, by reducing the duration of the Fund’s portfolio, structured notes may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline). Structured instruments may be considered illiquid.

Certain Funds may invest, as part of their overall investment strategy, in other types of “hybrid” instruments that combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

(22) United States Government Obligations

Certain Funds may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

Certain Funds may invest in obligations issued by the agencies or instrumentalities of the United States Government. These obligations may or may not be backed by the “full faith and credit” of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the GNMA (described under “Mortgage Related Securities”), the Farmers Home Administration and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, a Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which a Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (b) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and (c) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

(23) Warrants and Rights

Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

(24) When-Issued Securities

Certain Funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

In connection with these transactions, a Fund will maintain a segregated account with the custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

(25) Zero Coupon Securities

Certain Funds may invest in zero coupon securities. “Zero coupon” securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero coupon securities tend to be more volatile than other securities with similar stated maturities, but which make regular payments of either principal or interest.

A Fund is required to accrue and distribute imputed income from zero coupon securities on a current basis, even though it does not receive the income currently. A Fund may have to sell other investments to obtain cash needed to make income distributions, which may reduce a Fund’s assets, increase its expense ratio and decrease its rate of return.

Diversification Requirements for the Funds

The Funds intend to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Quality Requirements for the Small Cap Equity Fund, Municipal Enhanced Yield Fund and Municipal Bond Fund

With respect to the Small Cap Equity Fund, Municipal Enhanced Yield Fund and Municipal Bond Fund, determinations of comparable quality for unrated securities are made by the Subadvisor based on its own credit research. Any credit quality restrictions or standards for a Fund with respect to a particular security in which the Fund may invest must be satisfied at the time the investment is made. If the Subadvisor determines that the quality of a rated or unrated investment has declined since investment by a Fund or in the event of certain ratings downgrades by NRSROs of a Fund’s rated securities, a Fund may continue to hold the applicable investment.

In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A (or its equivalent) or higher by an NRSRO; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-2 (or its equivalent) or better by an NRSRO; or if no such ratings are available, the investment must be of comparable quality in the Subadvisor’s opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A-1/Prime-1 (or its equivalent) or higher by an NRSRO, or if unrated, the investment must be of comparable quality in the Subadvisor’s opinion. See Appendix A for more detailed information on the various ratings categories.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth in this SAI or each Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to the investment restrictions below related to borrowings by the Funds.

Each of the Small Cap Equity Fund, the Municipal Enhanced Yield Fund, the Municipal Bond Fund, the Large Cap Growth Fund, the Small Cap Growth Fund, the Mid Cap Growth Fund and the Special Equities Portfolio may not:

(1) Issue senior securities.

(2) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter under the 1933 Act.

(3) Purchase or sell real estate, except that each Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(4) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(5) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with each Fund’s investment policies and applicable law.

Unless otherwise provided, for purposes of investment restriction (5) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

For purposes of investment restriction (5) above, with respect to the Municipal Bond Fund only, securities of issuers conducting their principal business activities in the same industry does not include tax-exempt obligations issued by the U.S. or a state or local government, or any political subdivision of any of the foregoing.

The SEC staff has taken the position that the statement of policy required by Section 8(b)(1) of the 1940 Act relating to industry concentration does not apply to investments in tax-exempt securities issued by governments or political subdivisions governments. Each of the Municipal Enhanced Yield Fund and the Municipal Bond Fund does not intend to concentrate its investments in a particular industry or group of industries.

In addition, each of the Small Cap Equity Fund, the Municipal Enhanced Yield Fund, the Municipal Bond Fund, and the Large Cap Growth Fund may not:

(1) Purchase or sell commodities or commodity contracts, except each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.

(2) Make loans, except that each Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by the Investment Manager provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

For purposes of investment restriction (1) above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

In addition, each of the Small Cap Equity Fund and the Municipal Enhanced Yield Fund may not:

(1) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of a Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward roll transactions or through an interfund lending program with other series of trusts managed by the Investment Manager, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.

For purposes of investment restriction (1) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with each Fund’s investment policies.

In addition to the restrictions listed above, as a fundamental policy, the Municipal Enhanced Yield Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal income tax. The investment objective of the Municipal Enhanced Yield Fund, to provide investors with a high level of current income that is exempt from federal income tax (with capital appreciation as a secondary objective), is also a fundamental policy.

In addition, each of the Municipal Bond Fund and the Large Cap Growth Fund may not:

(1) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of a Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward or dollar roll transactions or through an interfund lending program with other series of trusts managed by the Investment Manager, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.

For purposes of investment restriction (1) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with each Fund’s investment policies.

In addition to the restrictions listed above, as a fundamental policy, the Municipal Bond Fund invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that are exempt from federal income tax.

In addition, each of the Small Cap Growth Fund, the Mid Cap Growth Fund, and the Special Equities Portfolio may not:

(1) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of a Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law.

(2) Purchase or sell commodities or commodity contracts, except each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(3) Make loans, except that each Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

For purposes of investment restriction (1) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with each Fund’s investment policies.

For purposes of investment restriction (2) above, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subject such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity contracts for purposes of this restriction.

For purposes of fundamental investment restriction (3) above, each Fund will lend portfolio securities to other series of trusts managed by the Investment Manager pursuant to an interfund lending program provided that the Fund complies with the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending.

Portfolio Turnover

Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, each Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to a Fund and may increase shareholders’ tax liability.

Because of the Special Equity Portfolio’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of a mutual fund that has a primary objective of income or maintenance of a balanced investment position. The turnover rate may vary greatly from year to year. A higher degree of portfolio activity may increase brokerage costs to the Fund.

The portfolio turnover rates for each Fund for the fiscal years ended December 31, 2010 and December 31, 2011 were as follows:

Small Cap Equity Fund
Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2010	19%
December 31, 2011	25%

Municipal Enhanced Yield Fund
Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2010	50%
December 31, 2011	31%

Municipal Bond Fund
Period/Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2010	22%
December 31, 2011	26%

Large Cap Growth Fund
Period/Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2010	72%
December 31, 2011	107%

Small Cap Growth Fund
Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2010	56%
December 31, 2011	44%

Mid Cap Growth Fund
Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2010	57%
December 31, 2011	60%

Special Equities Portfolio
Fiscal Year Ending	Portfolio Turnover Rate
December 31, 2010	48%
December 31, 2011	45%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of a Fund’s shareholders. Each Fund, with the exception of the Large Cap Growth Fund, will disclose its portfolio holdings on a monthly basis on or about the 10th business day of the following month, and the Large Cap Growth Fund will disclose its portfolio holdings on a monthly basis on or about the 30th day of the following month, by posting this information on its Website. The Chief Compliance Officer of a Fund may designate an earlier or later date for public disclosure of the Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of a Fund that the disclosures are in the best interests of the Fund’s shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of a Fund will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of a Fund’s shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about a Fund’s portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the Funds: the Subadvisor (defined below); the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon); financial printers (R.R. Donnelley, Merrill Corp.); counsel to the Funds (Ropes & Gray LLP) or counsel to the independent trustees of the Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor and the Custodian. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Morningstar, Interactive Data, FactSet, Netik, Wilshire Associates and Institutional Shareholder Services Inc. The Funds may disclose non-public current portfolio holdings information to Interactive Data on a daily basis for valuation purposes, to FactSet and Netik on a daily basis for portfolio holdings analysis, to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis, and to Institutional Shareholder Services Inc. on a monthly basis for proxy voting purposes. The Funds also provide current portfolio holdings information to Lipper, Morningstar and various institutional investment consultants and other related firms, but only after such information has already been disclosed to the general public.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the Funds’ portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”). William E. Chapman serves as the Independent Chairman of the Board of Trustees.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	36	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; currently professor of finance; audit committee financial expert.
William E. Chapman, II DOB: 9/23/41	Trustee since 1999; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee of Bowdoin College (2002-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-Nov. 2009)	36	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board of Trustees.
Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner,	36	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee	Significant board experience; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
		Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)		of Aston Funds (26 portfolios)
Steven J. Paggioli DOB: 4/3/50	Trustee since 2004	Independent Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	36	Trustee, Professionally Managed Portfolios (43 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of Aston Funds (26 portfolios)	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator; audit committee financial expert.
Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	36	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (26 portfolios)	Significant board experience; former practicing attorney; currently professor of law.
Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2004	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, TRS Associates (1982-Present); President, Alternative	36	Trustee of Aston Funds (26 portfolios)	Significant board experience; currently professor of finance; significant executive experience with several investment partnerships.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, S Capital Management, LLC (2007-Present); Partner, White Bear Partners, LLC (2007-2010); Partner, Northhampton Capital Management, LLC (2004-2010)

*	The Fund Complex consists of the funds of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

Interested Trustee

Ms. Carsman is an “interested person” of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG and her former position as Chief Legal Officer of the Trust.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER DURING PAST 5 YEARS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christine C. Carsman DOB: 4/2/52	Trustee since 2011	Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present);	36	None	Significant business, legal and risk management experience with several financial services firms; former practicing attorney at private law firm; significant experience as an officer of the Trust, including as Chief Legal Officer.

Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

*	The Fund Complex consists of the funds of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with Managers, and also may benefit from information provided by the Trust’s and Managers’ legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its Committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Keitha L. Kinne DOB: 5/16/58	President and Principal Executive Officer since 2012; Chief Operating Officer since 2007	President and Principal Executive Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2012-Present); President, Managers Distributors, Inc. (2012- Present); Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)
Lewis Collins DOB: 2/22/66	Secretary since 2011; Chief Legal Officer since 2011	Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I, and Managers Trust II (2011-Present); Senior Counsel, Affiliated Managers Group, Inc. (2002-Present); Senior Vice President, Affiliated Managers Group, Inc. (2010-Present); Vice President, Affiliated Managers Group, Inc. (2006-2010); Director, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002)
Donald S. Rumery DOB: 5/29/58	Principal Financial Officer since 2008; Chief Financial Officer since 2007; Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Principal Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2008-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds

(1995-Present); Treasurer, Managers AMG Funds (1999-Present)
John J. Ferencz DOB: 3/09/62	Chief Compliance Officer since 2010	Chief Compliance Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2010-Present); Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).
Michael Ponder DOB: 9/12/73	Assistant Secretary since 2011	Assistant Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2011-Present); Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2011	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies* Beneficially Owned as of December 31, 2011
Independent Trustees:

Jack W. Aber	$10,001-$50,000	Over $100,000
William E. Chapman, II	$0-$10,000	Over $100,000
Edward J. Kaier	None	Over $100,000
Steven J. Paggioli	None	Over $100,000
Eric Rakowski	$10,001-$50,000	$50,001-$100,000
Thomas R. Schneeweis	$50,001-$100,000	$50,001-$100,000
Interested Trustee:

Christine C. Carsman	None	Over $100,000

*	The Family of Investment Companies consists of the funds of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of Managers AMG Funds (the “Board”) and the Board’s oversight of the Funds’ risk management process. The Board consists of seven Trustees, six of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board of Trustees. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below) comprised exclusively of Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In executive session, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their separate, independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

Managers AMG Funds has retained Managers as the Funds’ investment adviser and administrator. Managers provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds, and management of the risks that arise from the Funds’ investments and operations. Employees of Managers serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by Managers and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review and assessment that is provided to the Board for review and discussion. The risk assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In addition, each Committee of the Board provides oversight of Managers’ risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant Committees meet periodically with the Funds’ Chief Legal Officer to receive reports on Managers’ risk management activities. The Board also meets periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds’ subadvisers and Managers’ investment research team to receive reports regarding the management of the Funds, including their investment risks. The Board also meets periodically with the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of Managers to hear generally about Managers’ business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm, (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the Funds, and pre-approve the audit services provided by the independent registered public accounting firm, (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Pricing Committee from time to time. The Audit Committee met two times during the most recent fiscal year.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. William E. Chapman serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the Funds) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met five times during the most recent fiscal year.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Fund Complex for the fiscal year ended December 31, 2011, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$32,485	$105,000
William E. Chapman II (c)	$38,673	$125,000
Edward J. Kaier (d)	$34,960	$113,000
Steven J. Paggioli	$32,485	$105,000
Eric Rakowski	$32,485	$105,000
Thomas R. Schneeweis	$32,485	$105,000

Interested Trustee:
Christine C. Carsman	None	None

(a)	Compensation is calculated for the fiscal year ended December 31, 2011. The Trust does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-month period ended December 31, 2011 for services as a Trustee of the Managers Fund Complex, which, as of December 31, 2011, consisted of 38 funds in the Trust, The Managers Funds, Managers Trust I and Managers Trust II.

(c)	Mr. Chapman received an additional $20,000 annually for serving as the Independent Chairman, which is reflected in the chart above.

(d)	Mr. Kaier received an additional $8,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of April 9, 2012, the Trust did not know of any entity or person who “controlled” (within the meaning of the 1940 Act) any of the Funds. A person or entity that “controls” the Funds could have effective voting control over the Funds. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders

As of April 9, 2012, the following persons and/or entities owned beneficially or of record 5% or more of the outstanding shares of each class of each Fund:

Small Cap Equity Fund

Institutional Class

Name and Address	Percentage Ownership
The Fulton Company	43.66%
C/O Fulton Financial Advisors
P.O. Box 3215
Lancaster, Pennsylvania 17604

Charles Schwab & Co. Inc.	11.75%
Special Custody A/C FBO Customers
Attn: Transfer of Accounts
1958 Summit Park Place
Suite 400
Orlando, Florida 32810-5935

National Financial Services Corp.	7.33%
Exclusive Benefit of our Customers
Attn: Mutual Funds Department 5th Floor
200 Liberty Street
P.O. Box 3751 Church Street Station
New York, New York 10008-3751

University of Ozarks	5.80%
Linercourse & Co. as Custodian
Att: STS Mutual Fund
1200 Crown Colony Drive
Quincy, Massachusetts 02169-0938

Service Class

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	68.40%
Special Custody A/C FBO Customers
Attn: Transfer of Accounts
1958 Summit Park Place
Suite 400
Orlando, Florida 32810-5935

Saxon & Co.	14.04%
FBO Customer
P.O. Box 7780
Philadelphia, Pennsylvania 19182

Investor Class

Name and Address	Percentage Ownership
TD Ameritrade Inc.	41.11%
For the Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, Nebraska 68103-2226

Merrill Lynch Pierce Fenner & Smith Inc.	10.27%
FBO Sole Benefit of Its Customers
ATT Service Team
4800 Deer Lake Drive E., 3rd Floor
Jacksonville, Florida 32246-6484

NFS LLC FEBO	7.04%
Associated Trust Company NA
P.O. Box 12800
Green Bay, Wisconsin 54307

NFSC FEBO	6.75%
Customer
46 Beaufort Avenue
Needham, Massachusetts 02492-3802

Municipal Enhanced Yield Fund

Institutional Class

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	50.66%
Special Custody A/C FBO Customers
Attn: Transfer of Accounts
1958 Summit Park Place
Suite 400
Orlando, Florida 32810-5935

Merrill Lynch Pierce Fenner & Smith Inc.	34.08%
For the Sole Benefit of Its Customers
4800 Deer Lake Drive E.
Jacksonville, Florida 32246-6484

Goulstorrs & Co., Inc.	5.36%
400 Atlantic Avenue
Boston, Massachusetts 02110

Service Class

Name and Address	Percentage Ownership
LPL Financial	63.54%
Customer
9785 Towne Centre Drive
San Diego, California 92121-1968

BNY Mellon as Agent for	34.77%
BNY Mellon I S Trust Co. Cust.
FBO Managers Funds Wrap Program
760 Moore Road
King of Prussia, Pennsylvania 19406-1212

Investor Class

Name and Address	Percentage Ownership

TD Ameritrade Inc.	36.94%
For the Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, Nebraska 68103-2226

Mitra & Co. FBO NG	32.92%
C/O M&I Trust Co. NA, Attn: MF
11270 West Park Place, Suite 400
Milwaukee, Wisconsin 53224-3638

UBS WM USA	20.35%
FBO Omni Account M/F
Attn Department Manager
499 Washington Boulevard 9th Floor
Jersey City, New Jersey 07310-2055

National Financial Services Corp.	7.95%
Exclusive Benefit of our Customers
Attn: Mutual Funds Department 5th Floor
200 Liberty Street
P.O. Box 3751 Church Street Station
New York, New York 10008-3751

Municipal Bond Fund

Institutional Class

Name and Address	Percentage Ownership
Charles Schwab & Co. Inc.	58.69%
Special Custody A/C FBO Customers
Attn: Transfer of Accounts
1958 Summit Park Place
Suite 400
Orlando, Florida 32810-5935

National Financial Services Corp.	30.00%
Exclusive Benefit of our Customers
Attn Mutual Funds Department 5th Floor
200 Liberty Street
P.O. Box 3751 Church Street Station
New York, New York 10008-3751

Service Class

Name and Address	Percentage Ownership
BNY Mellon as Agent for	52.22%
BNY Mellon I S Trust Co. Cust.
FBO Managers Funds Wrap Program
760 Moore Road
King of Prussia, Pennsylvania 19406-1212

MLPF & S	38.81%

Attn: Fund Administration 97T40
4800 Deer Lake Drive East, Floor 2
Jacksonville, Florida 32246-6484

TD Ameritrade Inc.	6.35%
For the Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, Nebraska 68103-2226

Investor Class

Name and Address	Percentage Ownership
UBS WM USA	36.40%
FBO Omni Account M/F
Attn Department Manager
499 Washington Boulevard 9th Floor
Jersey City, New Jersey 07310-2055

Charles Schwab & Co. Inc.	28.63%
Special Custody A/C FBO Customers
Attn: Transfer of Accounts
1958 Summit Park Place
Suite 400
Orlando, Florida 32810-5935

LPL Financial	12.84%
Customer
9785 Towne Centre Drive
San Diego, California 92121-1968

TD Ameritrade Inc.	11.23%
For the Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, Nebraska 68103-2226

National Financial Services Corp.	7.92%
Exclusive Benefit of our Customers
Attn Mutual Funds Department 5th Floor
200 Liberty Street
P.O. Box 3751 Church Street Station
New York, New York 10008-3751

Large Cap Growth Fund

Institutional Class

Name and Address	Percentage Ownership
The Fulton Company	82.01%
C/O Fulton Financial Advisors
P.O. Box 3215
Lancaster, Pennsylvania 17604

Charles Schwab & Co. Inc.	7.49%
Special Custody A/C FBO Customers
Attn: Transfer of Accounts
1958 Summit Park Place
Suite 400
Orlando, Florida 32810-5935

Service Class

Name and Address	Percentage Ownership
BNY Mellon as Agent for	93.63%
BNY Mellon I S Trust Co. Cust.
FBO Managers Funds Wrap Program
760 Moore Road
King of Prussia, Pennsylvania 19406-1212

Investor Class

Name and Address	Percentage Ownership
National Financial Services Corp.	33.06%
Exclusive Benefit of our Customers
Attn Mutual Funds Department 5th Floor
200 Liberty Street
P.O. Box 3751 Church Street Station
New York, New York 10008-3751

Morgan Stanley & Co.	15.50%
Harborside Financial Center
Plaza II 3rd Floor
Jersey City, New Jersey 07311

BNYM I S Trust Co. Cust. Rollover IRA	15.22%
Customer
5083 Saint Patricia Court
Concord, California 94521-3651

Charles Schwab & Co. Inc.	11.33%
Special Custody A/C FBO Customers
Attn: Transfer of Accounts
1958 Summit Park Place
Suite 400
Orlando, Florida 32810-5935

TD Ameritrade Inc.	8.81%
For the Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, Nebraska 68103-2226

Small Cap Growth Fund

Institutional Class

Name and Address	Percentage Ownership

Vanguard Fiduciary Trust Co.	14.74%
P.O. Box 2600, VM 613
Attn Outside Funds
Valley Forge, Pennsylvania 19482-2600

JP Morgan Chase Bank TTEE	6.43%
United Benefits Group
Co-Op Retirement Trust
522 Fifth Avenue
New York, New York 10036

JP Morgan Chase as Trustee	6.20%
FBO The Pearson Retirement Plan 401(k)
11500 Outlook Street
Overland Park, Kansas 66211

National Financial Services LLC	6.15%
For the Exclusive Benefit of our Customers
200 Liberty Street
One World Financial Center
New York, New York 10281
Premier Class

Name and Address	Percentage Ownership
National Financial Services LLC	44.65%
For the Exclusive Benefit of our Customers
200 Liberty Street
One World Financial Center
New York, New York 10281

Wells Fargo Bank FBO	30.54%
Various Retirement Plans
1525 West WT Harris Boulevard
Charlotte, North Carolina 28288-1076

Wells Fargo Bank NA (FBO)	5.76%
ACSC Plan B
P.O. Box 1533
Minneapolis, Minnesota 55480
Mid Cap Growth Fund
Institutional Class

Name and Address	Percentage Ownership
National Financial Services Corp.	24.28%
Exclusive Benefit of our Customers
Attn Mutual Funds Department 5th Floor
200 Liberty Street
P.O. Box 3751 Church Street Station

New York, New York 10008-3751

Charles Schwab & Co. Inc.	9.47%
Special Custody A/C FBO Customers
Attn: Transfer of Accounts
1958 Summit Park Place
Suite 400
Orlando, Florida 32810-5935

T Rowe Price Retirement Plan Services Inc.	6.22%
FBO Retirement Plan Clients
4515 Painters Mill Road
Owings Mills, Maryland 21117-4903

Mitra & Co. FBO VA	5.23%
C/O M&I Trust Co. NA, Attn: MF
11270 West Park Place, Suite 400
Milwaukee, Wisconsin 53224

Premier Class

Name and Address	Percentage Ownership
First Clearing, LLC	27.28%
Special Custody Account for the
Exclusive Benefit of Customer
2801 Market Street
St. Louis, Missouri 63103

National Financial Services Corp.	16.43%
Exclusive Benefit of our Customers
Attn Mutual Funds Department 5th Floor
200 Liberty Street
P.O. Box 3751 Church Street Station
New York, New York 10008-3751

New York Life Trust Company	5.33%
169 Lackawanna Avenue
Parsippany, New Jersey 07054-1007

Special Equities Portfolio

Name and Address	Percentage Ownership
Hartford Life Insurance Co.	24.79%
Separate Account
1 Griffin Road North
Windsor, Connecticut 06095-1512

Charles Schwab & Co. Inc.	18.80%
Special Custody Account for
Exclusive Benefit of Customers
Attn Mutual Funds

101 Montgomery Street
San Francisco, California 94104-4151

National Financial Services LLC	8.99%
Attn Mutual Funds Department 5th Floor
200 Liberty Street
New York, New York 10281-1003

The Trust did not know of any person who, as of April 9, 2012, beneficially owned 5% or more of the outstanding (i) shares of the Special Equities Portfolio, (ii) shares of any class of the Municipal Bond Fund, the Large Cap Growth Fund, the Small Cap Growth Fund or the Mid Cap Growth Fund, or (iii) Service or Investor Class shares of the Small Cap Equity Fund or the Municipal Enhanced Yield Fund. The Trust did not know of any person in addition to University of Ozarks who, as of April 9, 2012, beneficially owned 5% or more of the outstanding Institutional Class shares of the Small Cap Equity Fund. The Trust did not know of any person in addition to Goulstorrs & Co., Inc. who, as of April 9, 2012, beneficially owned 5% or more of the outstanding Institutional Class shares of the Municipal Enhanced Yield Fund.

Management Ownership

As of April 10, 2012, all management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of each Fund.

MANAGEMENT OF THE FUNDS

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. The Investment Manager serves as investment manager to each Fund. The Investment Manager also serves as administrator of the Funds and carries out the daily administration of the Trust and the Funds. The Investment Manager’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Investment Manager is a subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager, serves as distributor of the Funds. MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The assets of each Fund are managed by a Subadvisor selected by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager recommends Subadvisors for the Funds to the Trustees based upon continuing quantitative and qualitative evaluation of each Subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the Funds benefits from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a Subadvisor, and the Investment Manager does not expect to make frequent changes of Subadvisors. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating Subadvisors for individuals and institutional investors.

For its investment management services, the Investment Manager receives an investment management fee from each Fund. All or a portion of the investment management fee paid by each Fund to the Investment Manager is used to pay the subadvisory fees the Subadvisor that manages the assets of the Fund.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund’s investment objectives, policies and restrictions. Generally, the services that the Subadvisor provides to the Funds are limited to asset management and related recordkeeping services.

The Subadvisor or an affiliated broker-dealer may execute portfolio transactions for the Funds and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Funds may purchase securities that are offered in underwritings in which an affiliate of the Funds’ Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.

The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory or other accounts which are unrelated in any manner to the Funds or the Investment Manager and its affiliates.

Investment Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the Funds pursuant to investment management agreements with the Trust (each an “Investment Management Agreement” and collectively, the “Investment Management Agreements”). The Investment Management Agreements permit the Investment Manager to engage, from time to time, one or more Subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreements, the Investment Manager has entered into Subadvisory Agreements with the Funds’ Subadvisors (each a “Subadvisory Agreement” and collectively the “Subadvisory Agreements”).

The Investment Management Agreements and the Subadvisory Agreements provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

The Investment Management Agreement with respect to the Small Cap Equity Fund, the Municipal Enhanced Yield Fund, the Municipal Bond Fund, the Large Cap Growth Fund and the Special Equities Portfolio, the Subadvisory Agreement with Gannett Welsh & Kotler (“GW&K”) with respect to the Small Cap Equity Fund, the Municipal Enhanced Yield Fund and the Municipal Bond Fund, and the Subadvisory Agreement with The Renaissance Group LLC (“Renaissance”) with respect to the Large Cap Growth Fund, may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by the Investment Manager or (in the case of each Subadvisory Agreement) by the Subadvisor on 60 days’ written notice to the other party and to the applicable Fund.

The Investment Management Agreement with respect to the Small Cap Growth Fund and the Mid Cap Growth Fund may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), and by the Investment Manager upon 60 days’ written notice to the other party. The Subadvisory Agreement with TimesSquare Capital Management, LLC (“TimesSquare”) with respect to the Small Cap Growth Fund and the Mid Cap Growth Fund and the Subadvisory Agreement with Skyline Asset Management, L.P. (“Skyline”) with respect to the Special Equities Portfolio may be terminated, at anytime without penalty, by the Manager at anytime upon notice to the Subadvisor and the Trust, by the Trust or by vote of a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) on notice to the Subadvisor, or by the Subadvisor upon 30 days’ written notice to the Investment Manager and the Trust.

The Investment Management Agreements and the Subadvisory Agreements terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The Investment Management Agreements provide that the Investment Manager is specifically responsible for:

•

developing and furnishing continuously an investment program and strategy for each Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of each Fund;

•

determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by each Fund and what portion, if any, of the assets of each Fund shall be held in cash or cash equivalents;

•	making changes on behalf of the Trust in the investments of the Funds;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•

providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreements, each Subadvisor manages all of a Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund in accordance with the Fund’s investment objectives, policies, and investment restrictions. The Subadvisors provide these services subject to the general supervision of the Investment Manager and the Trust’s Board of Trustees. The provision of investment advisory services by a Subadvisor to its Fund will not be exclusive under the terms of the Subadvisory Agreements, and the Subadvisors will be free to and expect to render investment advisory services to others.

Each Fund pays all expenses not borne by the Investment Manager or Subadvisors including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of each Fund’s shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisors or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreements require the Subadvisors to provide fair and equitable treatment to the respective Fund in the selection of portfolio investments and the allocation of investment opportunities. However, they do not obligate the Subadvisors to acquire for the Funds a position in any investment that any of the Subadvisors’ other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisors make investment decisions for the Funds independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When a Fund and another client of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit each Fund.

The Investment Management Agreements provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to the Funds or any Fund shareholder for any act or omission in the course of, or connected with, the matters to which the Investment Management Agreements relate. The Subadvisory Agreements provide that the Subadvisors shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreements, except by reason of the Subadvisors’ willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisors’ reckless disregard of its obligations and duties under the Subadvisory Agreements.

The Trust may rely on an exemptive order from the SEC that, subject to compliance with its conditions, would permit the Investment Manager to enter into subadvisory agreements with unaffiliated subadvisors without shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Trustees but without shareholder approval, to employ new unaffiliated subadvisors for a Fund, change the terms of the subadvisory agreement for an unaffiliated subadvisor, or continue the employment of an unaffiliated subadvisor after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated subadvisor. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of a Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. The Investment Manager may not change a Subadvisor to the Funds without approval of the Trust’s Board of Trustees and, to the extent required by the 1940 Act, shareholder approval.

Compensation of the Investment Manager and the Subadvisor

As compensation for the investment management services rendered and related expenses under the Investment Management Agreements, each Fund has agreed to pay the Investment Manager an investment management fee, at the annual rates included in the table below, which is computed daily as a percentage of the value of the average daily net assets of the applicable Fund and may be paid monthly.

Fund	Investment Management Fee
Small Cap Equity Fund	0.75%

Municipal Enhanced Yield Fund	0.50%

Municipal Bond Fund	0.35%

Large Cap Growth Fund	0.55%

Small Cap Growth Fund	1.00%

Mid Cap Growth Fund	1.00%

Special Equities Portfolio	0.90%

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreements, the Investment Manager has agreed to pay each Subadvisor all or a portion of the investment management fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolio, which is also computed daily and paid monthly based on the average daily net assets that the Subadvisor manages. The fee paid to each Subadvisor is paid out of the fee the Investment Manager receives from a Fund and does not increase a Fund’s expenses.

Investment Management Fees Paid by the Funds.

Investment management fees paid to the Investment Manager by (i) the Municipal Bond Fund for the period from June 30, 2009 (the date of the Fund’s inception) through December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011; and (ii) the Large Cap Growth Fund for the period from June 3, 2009 (the date of the Fund’s inception) through December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011 for advisory services are as follows. Management fees waived and/or reimbursed are described below under “Expense Limitations.”

Fund	Total	Waived/Reimbursed	Net
Municipal Bond Fund
Fiscal Year Ended December 31, 2011	$131,814	$0	$131,814
Fiscal Year Ended December 31, 2010	$59,185	$0	$59,185
Period from June 30, 2009 through December 31, 2009	$21,899	$0	$21,899

Large Cap Growth Fund
Fiscal Year Ended December 31, 2011	$147,003	$0	$147,003

Fiscal Year Ended December 31, 2010	$125,235	$0	$125,235
Period from June 3, 2009 through December 31, 2009	$55,314	$0	$55,314

Investment management fees paid to the Investment Manager by the Small Cap Equity Fund, the Municipal Enhanced Yield Fund, the Small Cap Growth Fund, the Mid Cap Growth Fund and the Special Equities Portfolio for advisory services for the fiscal years ended December 31, 2009, December 31, 2010 and December 31, 2011 are as follows. Management fees waived and/or reimbursed are described below under “Expense Limitations.”

Fund	Total	Waived/Reimbursed	Net
Small Cap Equity Fund
Fiscal Year Ended December 31, 2011	$369,563	$0	$369,563
Fiscal Year Ended December 31, 2010	$221,438	$0	$221,438
Fiscal Year Ended December 31, 2009	$191,691	$1,075	$190,616

Municipal Enhanced Yield Fund
Fiscal Year Ended December 31, 2011	$414,930	$0	$414,930
Fiscal Year Ended December 31, 2010	$178,521	$0	$178,521
Fiscal Year Ended December 31, 2009	$54,006	$0	$54,006

Small Cap Growth Fund
Fiscal Year Ended December 31, 2011	$6,543,954	$0	$6,543,954
Fiscal Year Ended December 31, 2010	$5,498,725	$1,786	$5,496,939
Fiscal Year Ended December 31, 2009	$4,523,516	$3,607	$4,519,909

Mid Cap Growth Fund
Fiscal Year Ended December 31, 2011	$15,558,342	$5,585	$15,552,757
Fiscal Year Ended December 31, 2010	$13,637,283	$10,296	$13,626,987
Fiscal Year Ended December 31, 2009	$8,794,387	$6,559	$8,787,828

Special Equities Portfolio	Total	Waived/Reimbursed	Net
Fiscal Year Ended December 31, 2011	$1,866,501	$0	$1,866,501
Fiscal Year Ended December 31, 2010	$2,041,501	$917	$2,040,584
Fiscal Year Ended December 31, 2009	$1,796,080	$1,588	$1,794,492

Subadvisory Fees Paid by the Investment Manager. Fees paid by the Investment Manager to the Subadvisors for subadvisory services with respect to (i) the Municipal Bond Fund for the period from June 30, 2009 (the date of the Fund’s inception) through December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011; (ii) the Large Cap Growth Fund for the period from June 3, 2009 (the date of the Fund’s inception) through December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011; and (iii) the Small Cap Equity Fund, the Municipal Enhanced Yield Fund, the Small Cap Growth Fund, the Mid Cap Growth Fund and the Special Equities Portfolio for the fiscal years ended December 31, 2009, December 31, 2010, and December 31, 2011 are as follows:

Municipal Bond Fund
Fiscal Year Ended December 31, 2011	$ 86,502

Fiscal Year Ended December 31, 2010	$ 42,275
Period from June 30, 2009 through December 31, 2009	$ 15,642

Large Cap Growth Fund
Fiscal Year Ended December 31, 2011	$ 120,275
Fiscal Year Ended December 31, 2010	$ 118,955
Period from June 3, 2009 through December 31, 2009	$ 15,422

Small Cap Equity Fund
Fiscal Year Ended December 31, 2011	$ 369,563
Fiscal Year Ended December 31, 2010	$ 221,438
Fiscal Year Ended December 31, 2009	$ 183,611

Municipal Enhanced Yield Fund
Fiscal Year Ended December 31, 2011	$ 414,930
Fiscal Year Ended December 31, 2010	$ 178,521
Fiscal Year Ended December 31, 2009	$ 54,006

Small Cap Growth Fund
Fiscal Year Ended December 31, 2011	$ 5,475,182
Fiscal Year Ended December 31, 2010	$ 4,535,557
Fiscal Year Ended December 31, 2009	$ 3,629,750

Mid Cap Growth Fund
Fiscal Year Ended December 31, 2011	$ 13,476,676
Fiscal Year Ended December 31, 2010	$ 11,765,533
Fiscal Year Ended December 31, 2009	$ 7,199,899

Special Equities Portfolio
Fiscal Year Ended December 31, 2011	$ 1,596,895
Fiscal Year Ended December 31, 2010	$ 1,746,618
Fiscal Year Ended December 31, 2009	$ 1,536,646

Expense Limitations

From time to time, the Investment Manager, and, in certain cases, a Subadvisor, may agree to limit a Fund’s expenses by agreeing to waive all or a portion of the investment management fee and other fees it would otherwise be entitled to receive from a Fund and/or reimburse certain Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager or Subadvisor may waive all or a portion of its fees and/or reimburse Fund expenses for a number of reasons, such as passing on to a Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Investment Manager or Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from a Fund, or attempting to make a Fund’s performance more competitive as compared to similar funds. The effect of any contractual expense limitations in effect at the date of this SAI is reflected in the tables below and in the Annual Fund Operating Expenses table (including footnotes thereto) located in the front of each Fund’s Prospectus. With the exception of the Special Equities Portfolio, in general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant a Fund’s contractual expense limitation, the Investment Manager and, in certain cases, a Subadvisor, may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. In addition, the Investment Manager or Subadvisor may voluntarily agree to waive or reimburse a portion of its management fee from time to time. Any voluntary expense limitations by the Investment Manager or by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or Subadvisor. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective.

All fees waived and/or expenses reimbursed to (i) the Municipal Bond Fund for the period from June 30, 2009 (the date of the Fund’s inception) through December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011; (ii) the Large Cap Growth Fund for the period from June 3, 2009 (the date of the Fund’s inception) through December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011; (iii) the Small Cap Equity Fund, the Municipal Enhanced Yield Fund, the Small Cap Growth Fund, the Mid Cap Growth Fund and the Special Equities Portfolio for the fiscal years ended December 31, 2009, December 31, 2010, and December 31, 2011 are as follows:

Municipal Bond Fund
Fiscal Year Ended December 31, 2011	$ 198,531
Fiscal Year Ended December 31, 2010	$ 119,493
Period from June 30, 2009 through December 31, 2009	$ 108,448

Large Cap Growth Fund
Fiscal Year Ended December 31, 2011	$ 143,816
Fiscal Year Ended December 31, 2010	$ 113,287
Period from June 3, 2009 through December 31, 2009	$ 115,583

Small Cap Equity Fund
Fiscal Year Ended December 31, 2011	$ 158,683
Fiscal Year Ended December 31, 2010	$ 124,475
Fiscal Year Ended December 31, 2009	$ 83,241

Municipal Enhanced Yield Fund
Fiscal Year Ended December 31, 2011	$ 182,324
Fiscal Year Ended December 31, 2010	$ 105,195
Fiscal Year Ended December 31, 2009	$ 56,254

Small Cap Growth Fund
Fiscal Year Ended December 31, 2011	$ 96,273
Fiscal Year Ended December 31, 2010	$ 124,659
Fiscal Year Ended December 31, 2009	$ 170,069

Mid Cap Growth Fund
Fiscal Year Ended December 31, 2011	$ 5,585
Fiscal Year Ended December 31, 2010	$ 10,296
Fiscal Year Ended December 31, 2009	$ 6,559

Special Equities Portfolio
Fiscal Year Ended December 31, 2011	$ 389,841
Fiscal Year Ended December 31, 2010	$ 453,271
Fiscal Year Ended December 31, 2009	$ 422,866

The Investment Manager also serves as the administrator to the Funds and receives compensation from the Trust for certain Funds pursuant to administration and shareholder servicing agreements (the “Fund Administration Agreements”) between the Trust and the Investment Manager. For more information about the Fund Administration Agreements, see “Administrative Services; Distribution Arrangements” below.

Portfolio Managers of the Funds

Unless indicated otherwise, all information below is as of December 31, 2011.

GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund and GW&K Municipal Bond Fund

Gannett Welsh & Kotler, LLC (“GW&K”)

GW&K has served as Subadvisor to the Small Cap Equity Fund and the Municipal Enhanced Yield Fund since the Funds commenced operations, and has served as Subadvisor to the Municipal Bond Fund since the Fund’s inception. AMG has a majority ownership and controlling interest in GW&K that it acquired from The Bank of New York Mellon (“BNY”) on October 1, 2008. As of December 31, 2011, GW&K’s assets under management were approximately $12.9 billion.

Daniel L. Miller and Jeffrey W. Thibault serve as the portfolio managers primarily responsible for the day-to-day management of the Small Cap Equity Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Daniel L. Miller, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	3,041	$1,411.00	None	$0

Portfolio Manager: Jeffrey W. Thibault, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	None	$0	None	$0

Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	2,431	$949.00	None	$0

Nancy Angell, John Fox, Martin Tourigny and Brian Moreland serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Municipal Enhanced Yield Fund.

Nancy Angell, John Fox and Martin Tourigny serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Municipal Bond Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Nancy G. Angell, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	1	$10.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	11,799	$11,240.00	None	$0

Portfolio Manager: John B. Fox, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	1	$10.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	11,799	$11,240.00	None	$0

Portfolio Manager: Martin R. Tourigny, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	1	$10.00	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	9,511	$9,224.00	None	$0

Portfolio Manager: Brian T. Moreland, CFA

Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	20	$75.00	None	$0

Potential Material Conflicts of Interest

GW&K’s portfolio managers simultaneously manage multiple types of portfolios, including separate accounts, wrap fee programs and sub advised mutual funds, according to the same or a similar investment strategy as the applicable Fund. However, the portfolios managed by a portfolio manager may not have portfolio compositions identical to those of the Fund managed by the portfolio manager due, for example, to specific investment limitations or guidelines present in some portfolios or funds but not others. The portfolio managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A portfolio manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the advisory fees paid by a Fund, which can cause potential conflicts in the allocation of investment opportunities between the Funds and the other accounts. However, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

While GW&K has policies and procedures to help ensure accounts are treated fairly and equitably over time not all accounts within a strategy will be managed the same at all times. Different client guidelines and/or differences within the investment strategies may lead to the use of different investment practices for accounts within the same or similar investment strategy.

Portfolio Manager Compensation

Portfolio manager compensation is a formula that balances investment management results and growth of the product. Compensation is comprised of a fixed base salary which is determined by the individual’s experience and position relative to market data, as well as a bonus that incorporates 4 components:

•	Performance (of strategies managed by the portfolio manager based on composite returns) Relative to Peers

•	Risk-Adjusted Performance (of strategies managed by the portfolio manager based on composite returns) Relative to applicable Benchmarks

•	Revenue Growth

•	Discretionary

The bonus is not based specifically on the performance of the Fund nor is it based specifically on the assets held by the Fund.

Portfolio Managers’ Ownership of Fund Shares

Small Cap Equity Fund:

Mr. Miller:	None
Mr. Thibault:	$10,001 to $50,000

Municipal Enhanced Yield Fund

Ms. Angell:	$100,001 to $500,000
Mr. Fox:	$100,001 to $500,000
Mr. Tourigny:	$100,001 to $500,000
Mr. Moreland:	None

Municipal Bond Fund:

Ms. Angell:	$50,001 to $100,000
Mr. Fox:	None
Mr. Tourigny:	$100,001 to $500,000

Renaissance Large Cap Growth Fund

The Renaissance Group LLC (“Renaissance”)

Renaissance has served as Subadvisor to the Large Cap Growth Fund since the Fund’s inception. Renaissance operates under the name of Renaissance Investment Management and is majority owned by AMG. As of December 31, 2011, Renaissance’s assets under management were approximately $3.7 billion. Michael E. Schroer serves as the portfolio manager primarily responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Manager

Portfolio Manager: Michael E. Schroer
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	3	$516.50	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	299	$1847.90	None	$0

Potential Material Conflicts of Interest

Actual or potential conflicts may arise in managing the Fund and in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below.

Allocation of Investment Opportunities: If Renaissance identifies a limited investment opportunity that may be suitable for multiple client accounts, the Fund may not be able to take full advantage of that opportunity due to liquidity constraints and other factors. Renaissance has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Although Renaissance uses the same buy list of securities for all accounts within a strategy, performance of each account may vary due to a variety of factors, including differing account restrictions, tax management, cash flows, and inception dates of accounts within a time period, etc. As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

Allocation of Partially filled Transactions in Securities: Renaissance often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Renaissance is unable to fill an aggregated order completely, but receives a partial fill, Renaissance will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis. Renaissance may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

Opposite (e.g. Contradictory) Transactions in Securities: Renaissance provides investment advisory services for various clients, including the Fund, and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any individual client account.

In the course of providing advisory services, Renaissance may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Renaissance is forced to sell a security that is ranked a buy in a model portfolio.

Renaissance has and potentially will purchase publicly traded securities of clients, brokers and vendors. This potential conflict is mitigated by the fact that Renaissance utilizes quantitative models to select potential securities to purchase and only considers purchasing securities which fall into the top quintile of its model portfolio. Securities are sold if they fall out of the top two quintiles of the model portfolio.

Personal Securities Transactions: Renaissance allows its employees to trade in securities that it recommends to clients on an exception basis. These exception transactions may occur at or about the same time that Renaissance is purchasing, holding or selling the same or similar securities or investment products for client account portfolios. The actions taken by such persons on a personal basis may be or be deemed to be, inconsistent with the actions taken by Renaissance for its client accounts. Clients should understand that these activities might create a conflict of interest between Renaissance, its access persons and its clients.

Renaissance employees may also invest in mutual funds and other commingled vehicles that are managed by Renaissance. To address this, Renaissance has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholder’s interests in the Fund).

Portfolio Manager Compensation

The portfolio manager is a Managing Partner of Renaissance and receives distributions from the firm representing a set percentage of the firm’s revenues. Additionally, each Managing Partner is compensated through a share of the bottom line profits of the firm. Compensation is not based directly on the Fund’s performance or any other incentive arrangements.

Portfolio Manager Ownership of Fund Shares

Mr. Schroer: $100,001 to $500,000

TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund

TimesSquare Capital Management, LLC (“TimesSquare”)

TimesSquare has day-to-day responsibility for managing each of the Small Cap Growth Fund’s and the Mid Cap Growth Fund’s portfolio and has managed each Fund since its inception. TimesSquare is the successor firm to TimesSquare Capital Management, Inc., which was a wholly-owned subsidiary of the CIGNA Corporation. An indirect subsidiary of AMG is the Managing Member of and owns a majority interest in TimesSquare. As of December 31, 2011, TimesSquare’s assets under management totaled approximately $13.3 billion.

Grant R. Babyak and Kenneth C. Duca are the portfolio managers jointly and primarily responsible for the day-to-day management of the Small Cap Growth Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Grant R. Babyak
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	9	$3,129.70	None	$0
Other Pooled Investment Vehicles	3	$118.25	1	$114.48
Other Accounts	165	$9,283.11	12	$763.40

Portfolio Manager: Kenneth C. Duca, CFA
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)

Registered Investment Companies	3	$1,128.97	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	39	$1,675.21	2	$178.16

Grant R. Babyak and Ian Anthony Rosenthal are the portfolio managers jointly and primarily responsible for the day-to-day management of the Mid Cap Growth Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: Grant R. Babyak
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	9	$2,329.60	None	$0
Other Pooled Investment Vehicles	3	$118.25	1	$114.48
Other Accounts	165	$9,283.11	12	$763.40

Portfolio Manager: Ian Anthony Rosenthal
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	7	$557.52	None	$0
Other Pooled Investment Vehicles	3	$118.25	1	$114.48
Other Accounts	129	$7,612.22	10	$585.25

Potential Material Conflicts of Interest

TimesSquare is committed to ensuring that first and foremost any conflicts of interest, whether actual or apparent, are avoided. Towards that aim, TimesSquare implemented and continues to maintain a compliance program that includes written policies and procedures that address reasonably foreseeable potential areas of conflict. TimesSquare has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective. The following highlights of TimesSquare’s compliance program are critical in the firm’s avoidance of conflicts of interest.

Code of Ethics - Personal Trading Conflicts:

As a relatively small entity, TimesSquare treats all personnel as “Access Persons.” All personnel are required to follow the Access Person rules as described in detail in its compliance policies and procedures, including preclearance and holdings declarations. To ensure that TimesSquare avoids conflicts of interests its compliance department prohibits individual stock transactions in issues less than $15 billion in market capitalization or in any stock that is held in any portfolios managed by TimesSquare. The $15 billion limitation is extremely effective in avoiding conflicts since TimesSquare primarily manages investment portfolios with small to mid cap market mandates with a market capitalization range below $15 billion for most clients. TimesSquare’s Code of Ethics and Compliance Manual also contain a gift policy that restricts the giving and receiving of gifts by employees.

Investment Opportunity Conflicts:

Portfolio managers for all advised accounts have equal access to all suitable transactions, consistent with its policy of treating all client accounts in a manner that is fair and equitable over time. Requests for publicly-traded securities may be filled by TimesSquare’s trading desk in the order in which they are received, but are generally aggregated for advised accounts (including affiliated accounts). Such aggregation is appropriate, in TimesSquare’s judgment, for the purpose of achieving best execution, and all participating accounts benefit equally from any reduced price or transaction costs. Except as directed by clients, TimesSquare and its related advisers use a proportional allocation system in the case of aggregated trades where not enough securities are available to satisfy all accounts’ requests. In the event that this pro rata procedure results in an allocation that is not consistent with the portfolio’s relative sizes, sector allocations, diversification, and/or cash positions, as determined by the portfolio manager, then the portfolio manager may change the allocation.

Such aggregation does not always include “program trades” for actively managed equity accounts. Program trades are defined by TimesSquare as trades of more than one security that are periodically required to rebalance portfolios. Program trades also include groups of trades required to establish desired initial portfolios for new accounts. Program trades are executed through specific program trading firms selected by TimesSquare’s active equity trading desk. TimesSquare’s trading desk delegates the execution and management of program trades to the program trading firms, subject to review for best execution. In the opinion of TimesSquare, it is not always advantageous to aggregate program trades with non-program trading activity. Decisions to aggregate/not aggregate program trades with non-program trades are made on a case-by-case basis taking into consideration, for example, liquidity of securities involved, price limits on orders and the size of the program trade(s) as compared to non-program trades.

Where the actual allocation of new growth equity issues is significantly lower than that requested, using the original intended allocation proportions may result in allocations to portfolios that are not meaningful. In those situations, the portfolio manager may allocate the securities received to significantly fewer portfolios than originally intended. Those portfolios chosen to receive the smaller allocations are selected non-systematically based on a combination of portfolio performance, size, cash position, sector allocations, number of positions in the portfolio, diversification among similar companies, and minimization of custodian transaction costs to the client. While the intention is to over time allocate similar proportional amounts to all portfolios, using this methodology the largest accounts are unlikely to receive small allocations and over time may not receive similar proportional amounts. On a quarterly basis, portfolio managers and compliance personnel monitor the proportional amounts allocated to all portfolios and the dispersion of performance for all accounts, for the last rolling twelve month period. The objective of the reviews is to evaluate dispersion of performance and relative allocations, if any, and to determine if future allocations of IPOs and secondary offerings should be adjusted.

Conflict Management:

To date, TimesSquare does not believe that it has been faced with a material conflict of interest. However, in the event that a conflict did arise, the firm would follow its written policies in that particular area. As per the firm’s policies, the firm’s Chief Compliance Officer would be directly involved and charged with the management of the situation. The Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict. To the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare’s fiduciary duty and the best interests of its clients.

TimesSquare’s entire equity growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

Portfolio Manager Compensation

TimesSquare’s compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The program is tied exclusively to our client’s investment performance and financial results of the firm and its investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers. Investment professionals’ compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm, as described below.

Base Salaries.

Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. We adjust base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan.

Bonuses for portfolio managers and investment analysts are determined primarily by investment performance (and not assets under management) using both manager-relative and benchmark-relative measures over multiple time horizons. Such performance is measured over 1 and 3 year time periods versus the relative benchmarks (Russell Mid Cap Growth Index for the Mid Cap Growth Fund and Russell Small Cap Growth Index for the Small Cap Growth Fund). Performance is analyzed on a pre-tax basis.

Equity Ownership.

Senior investment professionals receive significant equity ownership in the firm, subject to a five year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in our business, portfolio managers should benefit from client retention and business growth. Currently, substantially all our investment professionals retain ownership.

Portfolio Managers Ownership of Fund Shares

Small Cap Growth Fund
Mr. Babyak:	$100,001 to $500,000
Mr. Duca:	$100,001 to $500,000

Mid Cap Growth Fund
Mr. Babyak:	$100,001 to $500,000
Mr. Rosenthal:	$500,001 to $1,000,000

Skyline Special Equities Portfolio

Skyline Asset Management, L.P. (“Skyline”)

Skyline has day-to-day responsibility for managing the portfolio of the Special Equities Portfolio and has managed the Fund and the Skyline Predecessor Fund since 1995. Skyline is 100% wholly owned by its management team. As of December 31, 2011, Skyline’s assets under management totaled approximately $228 million. William F. Fiedler, Michael Maloney, and Mark N. Odegard are the portfolio managers jointly and primarily responsible for the day-to-day portfolio management of the Fund.

Other Accounts Managed by the Portfolio Managers

Portfolio Manager: William F. Fiedler
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	2	$37.00	None	$0

Portfolio Manager: Michael Maloney
Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	1	$2.80	1	$2.80
Other Accounts	2	$37.00	None	$0

Portfolio Manager: Mark N. Odegard

Type of Account	Number Of Accounts Managed	Total Assets Managed ($millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	2	$37.00	None	$0

Potential Material Conflicts of Interest

As indicated in the previous table, Messrs. Fiedler, Maloney and Odegard are primarily responsible for the day-to-day management of other small cap value separate accounts other than the Fund. Mr. Maloney is also the portfolio manager for the fund of funds, which is an other pooled investment vehicle. The side-by-side management of both the Fund and the separately managed small cap value accounts may raise potential conflicts of interest for Skyline. A conflict may exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. Skyline utilizes certain guidelines and procedures, discussed in the following, to mitigate the potential of conflicts negatively affecting the Fund or its other accounts.

The overriding principle to be followed in applying Skyline’s allocation guidelines is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid even the appearance of favoritism or discrimination among clients. Skyline has adopted a policy of pro rata allocation per client account based upon order size as determined by the portfolio manager at the time of order entry because Skyline believes that, in most instances, a pro rata allocation will assure fairness over time. Under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if Skyline believes that such allocation is fair and reasonable.

In the event that Skyline’s access to an investment opportunity is limited (such as in the case of an IPO, Skyline seeks to allocate such investment opportunities in an equitable manner among accounts for which such securities are an appropriate investment, including, where appropriate, proprietary and affiliated accounts. Generally, such allocation shall be made pro rata among accounts based upon the relative size of the accounts for which the security has been determined to be an appropriate investment.

In the case of purchases, no preference is given to clients who may already own the security in question versus clients who do not currently own the security. In the event of unobtainable order size for purchases, including participation in IPOs, and for equities, allocations will generally be made pro rata based upon the appropriate equity asset sizes of accounts.

Portfolio Manager Compensation

The portfolio managers responsible for managing the Fund are all limited partners of Skyline. As limited partners, their compensation comes from a combination of salary and a share of Skyline’s profits based on their individual contribution to the success of the Fund and Skyline. Total compensation is influenced by Skyline’s overall profitability, which is directly related to fees generated by Skyline’s assets under management (including those of the Fund).

Each portfolio manager’s salary and share of profits of Skyline are determined by Skyline’s executive committee, who takes into account many factors, including the portfolio manager’s contribution to the success of the Fund and Skyline, successful stock selection and favorable sector weightings. Contributions in other sectors of the Fund and other areas of Skyline, such as trading, client service and retention, and asset growth, are also considered. There is no set formula for any of the above components, and an effort is made to consider a portfolio manager’s pre-tax performance against the Russell 2000® Value Index (including with respect to the Fund), primarily for the most recent one-year period with two- and three-year performance records also considered.

In addition, the portfolio managers are provided benefits packages that include life insurance, health insurance, and participation in Skyline’s 401(k) plan comparable to that received by other employees of Skyline.

Portfolio Manager Ownership of Fund Shares

Mr. Fiedler:	Over $1,000,000
Mr. Maloney:	Over $1,000,000
Mr. Odegard:	$500,001 to $1,000,000

Proxy Voting Policies and Procedures

Proxies for each Fund’s portfolio securities are voted in accordance with the proxy voting policies and procedures of the Subadvisor responsible for managing the portion of the Fund’s assets that includes the security with respect to which a proxy is solicited, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors. The proxy voting policies and procedures for GW&K, Renaissance, TimesSquare and Skyline are attached to this SAI as Appendix B, C, D and E, respectively. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, 2011, is available: (i) without charge, by calling 1-(800) 835-3879; and (ii) on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Trust, the Investment Manager, MDI and the Subadvisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services; Distribution Arrangements

Under the Fund Administration Agreements between the Trust and the Investment Manager, the Investment Manager also serves as administrator of the Small Cap Equity Fund, Municipal Enhanced Yield Fund, Municipal Bond Fund, Large Cap Growth Fund and Special Equities Portfolio and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder servicing. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating Fund share purchases and redemptions, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-

accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for the Funds. For these services, each Fund will pay the Investment Manager 0.25% of its average daily net assets per annum. The Fund Administration Agreements generally may be terminated by the Investment Manager upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Investment Manager.

Fees paid under the Fund Administration Agreements for administrative services by (i) the Municipal Bond Fund for the period from June 30, 2009 (the date of the Fund’s inception) through December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011; (ii) the Large Cap Growth Fund for the period from June 3, 2009 (the date of the Fund’s inception) through December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011; and (iii) the Small Cap Equity Fund, the Municipal Enhanced Yield Fund, and the Special Equities Portfolio for the fiscal years ended December 31, 2009, December 31, 2010 and December 31, 2011 are as follows:

Municipal Bond Fund
Fiscal Year Ended December 31, 2011	$ 94,153
Fiscal Year Ended December 31, 2010	$ 42,275
Period from June 30, 2009 through December 31, 2009	$ 15,642

Large Cap Growth Fund
Fiscal Year Ended December 31, 2011	$ 66,819
Fiscal Year Ended December 31, 2010	$ 56,925
Period from June 3, 2009 through December 31, 2009	$ 25,142

Small Cap Equity Fund
Fiscal Year Ended December 31, 2011	$ 123,188
Fiscal Year Ended December 31, 2010	$ 73,813
Fiscal Year Ended December 31, 2009	$ 63,897

Municipal Enhanced Yield Fund
Fiscal Year Ended December 31, 2011	$ 207,465
Fiscal Year Ended December 31, 2010	$ 89,260
Fiscal Year Ended December 31, 2009	$ 27,003

Special Equities Portfolio
Fiscal Year Ended December 31, 2011	$ 518,473
Fiscal Year Ended December 31, 2010	$ 567,084
Fiscal Year Ended December 31, 2009	$ 498,911

With respect to the Small Cap Growth Fund and the Mid Cap Growth Fund, the Investment Manager provides a variety of administrative services to the Funds pursuant to the Funds’ Investment Management Agreement discussed above. Pursuant to an Administration Agreement between the Investment Manager and the Funds’ Subadvisor, TimesSquare, the Subadvisor reimburses the Investment Manager for the administrative services it provides to the Funds.

Under a Distribution Agreement (the “Distribution Agreement”) between the Trust and MDI, MDI serves as the principal distributor and underwriter for the Funds. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangements discussed below, generally MDI bears a portion of the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of each Fund’s Prospectus for sales purposes and any advertising or sales literature. Any costs and expenses not allocated to MDI shall be borne by the Investment Manager or an affiliate of the Investment Manager as agreed upon between MDI and the Investment Manager from time to time. MDI is not obligated to sell any specific amount of shares of any Fund. All shares and classes of the Funds are sold without a front end or contingent deferred sales load and Institutional Class shares, Service Class shares and Premier Class shares of the Funds and shares of the Special Equities Portfolio are not subject to the expenses of any Rule 12b-1 Plan of Distribution.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreements. The Distribution Agreement continues in effect for two years from the date of its execution and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund and (ii) by a majority of the Trustees of the Trust who are not “interested persons” of the Trust or MDI (as that term is defined in the 1940 Act).

With respect to sales of shares of the Funds (excluding the Small Cap Growth Fund, Mid Cap Growth Fund and Special Equities Portfolio), MDI may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. With respect to each Fund discussed in this SAI, certain programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made pursuant to the Rule 12b-1 distribution and service plan described below or, in the case of such shares that are not subject to a Rule 12b-1 distribution and service plan, by MDI or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sales.

MDI’s principal address is 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Rule 12b-1 Distribution and Service Plan – Small Cap Equity Fund, Municipal Enhanced Yield Fund, Municipal Bond Fund and Large Cap Growth Fund only. The Trust has adopted a distribution and service plan with respect to the Investor Class shares of each of the Small Cap Equity Fund, Municipal Enhanced Yield Fund, Municipal Bond Fund and Large Cap Growth Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges.

Pursuant to the Plan, the Funds may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of Investor Class shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class.

The Plan further provides for periodic payments by the Trust or MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Investor Class shares of each Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, MDI provides to each Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or any related agreements, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Fund, and material amendments to the Plan must also be approved by the Trustees in a manner described therein. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operations of the Plan or any related agreements, or by a vote of a majority of the outstanding voting securities of the applicable Fund (as that term is defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment.

For the fiscal year ended December 31, 2011, the Investor Class shares of each of the Small Cap Equity Fund, the Municipal Enhanced Yield Fund, the Municipal Bond Fund and the Large Cap Growth Fund paid the following amounts under the Plan:

Small Cap Equity Fund
Fiscal Year Ended December 31, 2011	$ 6,737

Municipal Enhanced Yield Fund
Fiscal Year Ended December 31, 2011	$ 3,016

Municipal Bond Fund
Fiscal Year Ended December 31, 2011	$ 13,041

Large Cap Growth Fund
Fiscal Year Ended December 31, 2011	$ 3,153

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York 10286, is the Custodian for the Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the name of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769 (the “Transfer Agent”), is the transfer agent for the Funds and the sub-transfer agent for the ManagersChoice® asset allocation program and also serves as the dividend disbursing agent for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each Fund, assists in the preparation and/or review of each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreements provide that each Subadvisor places all orders for the purchase and sale of securities that are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of each Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. Each Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, each Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. Each Subadvisor is also authorized to cause a Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. Each Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which each Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. Each Fund may purchase and sell portfolio securities through brokers who provide the Subadvisors with research services.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by a Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of each Subadvisor are not reduced by reason of its receipt of such brokerage and research services. Generally, a Subadvisor does not provide any services to a Fund except portfolio investment management and related record-keeping services. The Investment Manager may request that a Subadvisor employ certain specific brokers who have agreed to pay certain Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Commissions

Aggregate brokerage commissions paid by (i) the Municipal Bond Fund for the period from June 30, 2009 (the date of the Fund’s inception) through December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011; (ii) the Large Cap Growth Fund for the period from June 3, 2009 (the date of the Fund’s inception) through December 31, 2009 and the fiscal years ended December 31, 2010 and December 31, 2011; and (iii) the Small Cap Equity Fund, the Municipal Enhanced Yield Fund, the Small Cap Growth Fund, the Mid Cap Growth Fund and the Special Equities Portfolio for the fiscal years ended December 31, 2009, December 31, 2010 and December 31, 2011, are as follows:

Municipal Bond Fund
Fiscal Year Ended December 31, 2011	$ 0
Fiscal Year Ended December 31, 2010	$ 0
Period from June 30, 2009 through December 31, 2009	$ 0

Large Cap Growth Fund
Fiscal Year Ended December 31, 2011	$ 43,157
Fiscal Year Ended December 31, 2010	$ 45,780
Period from June 3, 2009 through December 31, 2009	$ 44,498

Small Cap Equity Fund*
Fiscal Year Ended December 31, 2011	$ 56,412
Fiscal Year Ended December 31, 2010	$ 19,656
Fiscal Year Ended December 31, 2009	$ 57,963

Municipal Enhanced Yield Fund
Fiscal Year Ended December 31, 2011	$ 23
Fiscal Year Ended December 31, 2010	$ 0
Fiscal Year Ended December 31, 2009	$ 0

Small Cap Growth Fund
Fiscal Year Ended December 31, 2011	$ 906,519
Fiscal Year Ended December 31, 2010	$1,112,200
Fiscal Year Ended December 31, 2009	$1,155,056

Mid Cap Growth Fund
Fiscal Year Ended December 31, 2011	$2,050,320
Fiscal Year Ended December 31, 2010	$1,705,846
Fiscal Year Ended December 31, 2009	$1,776,912

Skyline Special Equities Portfolio
Fiscal Year Ended December 31, 2011	$542,507

Fiscal Year Ended December 31, 2010	$817,343
Fiscal Year Ended December 31, 2009	$807,430

* The increase in brokerage fees paid by the Fund for the fiscal year ended December 31, 2011 from the fiscal year ended December 31, 2010 was the result of an increase in assets in the Fund, which led to an increase in trading.

Brokerage Recapture Arrangements

For certain Funds, the Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by the Funds may be directed by the Funds to pay expenses of the Funds. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. There is no specific amount of brokerage that is required to be placed through such brokers. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisor.

Fund Ownership of Broker-Dealer Securities

During the fiscal year ended December 31, 2011, the GW&K Small Cap Equity Fund acquired securities of its “regular broker-dealers” as such term is defined in Rule 10b-1 under the 1940 Act. As of December 31, 2011, the Fund held $1,082,809 worth of securities of Stifel Financial Corp.

During the fiscal year ended December 31, 2011, the TimesSquare Mid Cap Growth Fund acquired securities of its “regular broker-dealers” as such term is defined in Rule 10b-1 under the 1940 Act. As of December 31, 2011, the Fund held $11,498,844 worth of securities of Lazard, Ltd., Class A.

Affiliated Brokerage

Certain affiliates of JPMorgan Chase & Co. may be deemed to be affiliated persons of the Small Cap Growth Fund because of their record ownership of the Fund. For the fiscal years ended December 31, 2009, December 31, 2010 and December 31, 2011, the Small Cap Growth Fund paid brokerage commissions to such broker-dealer affiliates of $64,315, $43,629 and $24,521, respectively. For the fiscal year ended December 31, 2011, 2.7% of the Small Cap Growth Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended December 31, 2011, 0.004% of the Small Cap Growth Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

Certain affiliates of JPMorgan Chase & Co. may be deemed to be affiliated persons of the Mid Cap Growth Fund because of their record ownership of the Fund. For the fiscal years ended December 31, 2009, December 31, 2010 and December 31, 2011, the Mid Cap Growth Fund paid brokerage commissions to such broker-dealer affiliates of $74,863, $59,694 and $47,239, respectively. For the fiscal year ended December 31, 2011, 2.3% of the Mid Cap Growth Fund’s aggregate brokerage commissions were paid to such broker-dealer affiliates. For the fiscal year ended December 31, 2011, 0.003% of the Mid Cap Growth Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions were effected through such broker-dealer affiliates.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in each Fund’s current Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell a Fund’s shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for recordkeeping or other shareholder related services.

Purchase orders received by the Trust by 4:00 p.m. New York time at the address listed in each Fund’s current Prospectus on any day that the NYSE is open for business will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Investment Manager will also receive that day’s offering price, provided that the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectuses will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. However, during this 15 calendar-day period, such shareholder may exchange such shares into any series of the Trust, The Managers Funds, Managers Trust I or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any day that the NYSE is open for business will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to a Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in each Fund’s current Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. With respect to the Small Cap Equity Fund, Municipal Enhanced Yield Fund, Municipal Bond Fund, Large Cap Growth Fund, Small Cap Growth Fund and Mid Cap Growth Fund, there is no redemption charge. With respect to the Special Equities Portfolio, the Fund will deduct a redemption/exchange fee (the “Redemption/Exchange Fee”) of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. The Redemption/Exchange Fee may not apply in certain circumstances, as described in the Special Equities Portfolio’s Prospectus. For the purpose of determining whether a redemption is subject to the Redemption/Exchange Fee, redemptions of shares of the Special Equities Portfolio are conducted in a first in/first out (“FIFO”) basis such that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last.

The Trust reserves the right to redeem a shareholder account (after 60 days’ notice and the opportunity to reestablish the account balance) when the value of a Fund’s shares in the account falls below the following amounts due to redemptions: (i) $500 with respect to Investor Class shares and Service Class shares of the Small Cap Equity Fund, Municipal Enhanced Yield Fund, Municipal Bond Fund and Large Cap Growth Fund; (ii) $25,000 with respect to Institutional Class shares of the Small Cap Equity Fund, Municipal Enhanced Yield Fund, Municipal Bond Fund and Large Cap Growth Fund; (iii) $5,000,000 with respect to Institutional Class shares of the Small Cap Growth Fund and Mid Cap Growth Fund; (iv) $1,000,000 with respect to Premier Class shares of the Small Cap Growth Fund and Mid Cap Growth Fund; or (v) $500 with respect to the Special Equities Portfolio. Whether the Trust will exercise the right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value” below, and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from a Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for business other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

As described in each Fund’s Prospectus, an investor may exchange shares of a Fund for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load) or, with respect to Funds offering multiple classes of shares, into shares of the same class of any of the other funds managed by the Investment Manager. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers’ funds described above, an investor also may exchange shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”) (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund. With respect to the Special Equities Portfolio, the Fund will apply and deduct the Redemption/Exchange Fee of 2% from the proceeds of any redemption by exchange if the exchange occurs within 30 days of the purchase of those shares. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from the redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in each Fund’s Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Cost Basis Reporting

Upon the redemption or exchange of a Fund’s shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund’s shares you redeemed or exchanged. See each Fund’s current Prospectus for more information.

Net Asset Value

Each Fund or class computes its net asset value (“NAV”) once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of a Fund or class is equal to the value of the Fund’s or class’s net worth (assets minus liabilities) divided by the number of shares outstanding. Equity securities listed on a U.S. securities exchange (including ADRs and GDRs) are valued at the last quoted sale price on the exchange where such securities are principally traded as of the close of the exchange’s or such market’s regular trading hours on the valuation date, or, lacking any sales, at the last quoted bid price. Equity securities traded on NASDAQ or in a U.S. OTC market (including ADRs) are valued at the official closing price as of the close of the market’s regular trading hours on the valuation date, or, lacking any sales, on the basis of the last quoted bid price. Equity securities traded primarily on non-U.S. stock exchanges or in non-U.S. OTC markets are valued at each market’s official closing price if one is available and is representative of the overall market. Otherwise, equity securities traded primarily on non-U.S. stock exchanges or in non-U.S. OTC markets are valued on the basis of the last quoted sale price as of the close of the regular trading hours of the principal exchange or the OTC market on which the security is traded on the valuation date, or, lacking any sales, on the basis of the last quoted bid price. Debt obligations with maturities of sixty (60) days or less are valued at amortized cost. Debt obligations with maturities of more than 60 days are valued using the evaluated bid price or the mean between the evaluated bid and ask prices. Notwithstanding the foregoing, currencies, financial derivative instruments (including futures contracts on equity and fixed-income securities, security indexes and options on futures contracts securities and security indexes, swap contracts and exchange traded swaps and IPOs) will be valued in accordance with each Fund’s valuation procedures adopted from time to time. In the event that the market quotation for a portfolio instrument is not deemed to be readily available or if a Fund’s service providers believe the quotation to be unreliable pursuant to the Fund’s Market Value Procedures, the portfolio instrument is valued at fair value, as determined in good faith and pursuant to the Fund’s Fair Value Procedures established by the Trustees. All portfolio instrument valuations described above on a valuation date shall be valuations of such instruments as of or prior to the close of business of the NYSE.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of a Fund’s shares, and no compensation or other consideration is received by a Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each Fund declares and pays dividends and distributions as described in its Prospectus.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code (as defined above), the regulations thereunder, published rulings and court decisions, in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Funds—in General

Each Fund has elected to be treated and intends to qualify and to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and be treated, each Fund must, among other things:

(a)	derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income “Qualifying Income”);

(b)

invest the Fund’s assets in such a manner that, as of the close of each quarter of the taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote and that are engaged in the same or similar trades or businesses or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and any capital losses carried forward from prior years), if any, that it distributes to shareholders in the form of dividends (including Capital Gain Dividends, as defined below) on a timely basis.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of a Fund as a regulated investment company.

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify for treatment as a regulated investment company for such year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a Fund, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions may be eligible for treatment as “qualified dividend income” (defined below) for individuals and for the dividends-received deduction for corporate shareholders. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or a later date if a Fund is eligible to elect and so elects), plus such amounts retained from the prior year, such Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or a later date if a Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year. Also for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of the Funds’ Investments

Original Issue Discount; Market Discount. For U.S. federal income tax purposes, some debt obligations, including all zero coupon debt obligations, with a fixed maturity date of more than one year from the date of issuance will be treated as having original issue discount (“OID”). OID generally can be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated for U.S. federal income tax purposes as interest income earned by a Fund, which will comprise a part of the Fund’s investment company taxable income or net tax-exempt income required to be distributed to shareholders as described above, whether or not cash on the debt security is actually received. Generally, the amount of OID accrued each year is determined on the basis of a constant yield to maturity which takes into account the compounding of interest.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price (or, in the case of original issue discount obligations, the revised issue price) of a debt security over the purchase price of such security. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID. Generally, a Fund will be required to include the acquisition discount or OID in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from cash assets or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so.

Higher-Risk Securities. To the extent such investments are permissible for a Fund, each Fund, and in particular the Municipal Enhanced Yield Fund, may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for such Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a particular debt obligation has market discount. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to (and thus, may affect the cash flow of) the issuer. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the corporate dividends received deduction (described below) to the extent of the deemed dividend portion of such accrued interest.

Repurchase Agreements and Securities Loans. A Fund’s participation in repurchase agreements and loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a repurchase agreement or a securities loan, (i) any amounts received by a Fund in place of dividends or interest earned on the security during the period that such security was not directly held by the Fund may not give rise to exempt-interest dividends, qualified dividend income or distributions qualifying for the corporate dividends-received deduction (each of which is described below); and (ii) any withholding taxes accrued on dividends during the period that such security was not directly held by a Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

Options, Futures, Forward Contracts, Swap Agreements, and Other Derivatives. A Fund’s use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of a Fund’s distributions. The character of a Fund’s taxable income will, in some cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax laws, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, short sales, foreign securities, securities loan transactions and other similar transactions. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

The tax treatment of certain futures contracts entered into by a Fund, as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities, equity indices and futures contracts), will be governed by section 1256 of the Code (“section 1256 contracts”). Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (“60/40”); however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary in character (See “Foreign Currency Transactions and Hedging” below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. In addition, the tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts, and swaps undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Foreign Currency Transactions and Hedging. Gains or losses attributable to fluctuations in exchange rates that occur between the time each Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in value of the foreign currency between the acquisition and disposition of the position, also are treated as ordinary income or loss. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years. However, in certain circumstances, a Fund may elect to treat gains or losses from certain foreign currency positions as capital gains or losses.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and the sum of the Fund’s taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate income tax liability at the Fund level.

Real Estate Investment Trusts. A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

Mortgage-Related Securities. Certain of the Funds may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly.

In general, excess inclusion income that is allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. As a result, a Fund investing in mortgage-related securities may not be a suitable investment for a charitable remainder trust (see “Tax-Exempt Shareholders” below).

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject such Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to that Fund’s shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Investments in Other Investment Companies. If a Fund receives dividends from another mutual fund, an ETF, or other company that is taxed as a regulated investment company (each, an “investment company”), and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Taxation of Certain Investments. As described above, certain of each Fund’s investments will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such investments. The character of a Fund’s taxable income will, in many cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which the Funds may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of each Fund.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income other than exempt-interest dividends (defined below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net capital gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain. Taxable income that is retained by a Fund will be subject to tax at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. A distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, a shareholder that purchases shares of a Fund just prior to a taxable distribution will then receive a return of investment upon distribution which may nevertheless be taxable to the shareholder as ordinary income or capital gain.

For taxable years beginning before January 1, 2013, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.

A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for the purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC. Distributions received by a Fund from REITs generally will not constitute qualified dividend income. The Municipal Enhanced Yield Fund and Municipal Bond Fund do not expect a significant portion of their distributions to be derived from qualified dividend income.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only capital gain included in the term “gross income” is the excess of net short term capital gain over net long term capital loss.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a Fund from PFICs and REITs will not qualify for the corporate dividends-received deduction. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Municipal Enhanced Yield Fund and Municipal Bond Fund do not expect a significant portion of their distributions to be derived from qualified dividend income or to be eligible for the dividends-received deduction.

The Municipal Enhanced Yield Fund and Municipal Bond Fund intend to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by the Funds for U.S. federal income tax purposes (“exempt-interest dividends”). A Fund is eligible to pay exempt-interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from U.S. federal income tax under section 103(a) of the Code. The Municipal Enhanced Yield Fund and Municipal Bond Fund intend to satisfy this requirement. Fund distributions reported as exempt-interest dividends are not generally subject to U.S. federal income tax, but they may be subject to state and local taxes. In addition, an investment in the Municipal Enhanced Yield Fund or Municipal Bond Fund may result in liability for U.S. federal alternative minimum tax, both for individual and corporate shareholders. For example, if the Municipal Enhanced Yield Fund or Municipal Bond Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds. The Municipal Enhanced Yield Fund may invest up to 50% of its net assets in bonds that generate income potentially subject to the alternative minimum tax, and the Municipal Bond Fund may invest up to 100% of its assets in such bonds. A shareholder who receives Social Security or railroad retirement benefits, should consult his or her tax advisor to determine what effect, if any, an investment in the Fund may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains a Fund realizes that year, in which case the excess generally will reduce the shareholder’s tax basis in such Fund’s shares, with any amounts exceeding such basis treated as gains from the sale of such shares. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on the subsequent taxable disposition by a shareholder of its shares.

Sale, Exchange or Redemption of Shares

The sale, exchange, or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of a Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. If shares of the Municipal Bond Fund or the Municipal Enhanced Yield Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

Foreign Taxes

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gain) on certain foreign securities may occur. Consequently, a Fund’s yield on those securities will be decreased. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of any Fund’s total assets will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be entitled to take any credits or deductions for such foreign taxes.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code

Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). (See “Mortgage-Related Securities” above).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, if at any time during any taxable year a “disqualified organization” (a CRT or one of certain other tax-exempt shareholders, including the United States, a state or political subdivision or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. The extent to which the October 2006 guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts.

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements.

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued preliminary guidance with respect to these new rules; such guidance is potentially subject to material change. Very generally, it is possible that distributions made by a Fund on or after the dates noted above (or such later date as may be provided in future guidance), including a distribution in redemption of shares, to a shareholder will be treated as a withholdable payment subject to withholding. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder timely enters into and complies with an agreement with the IRS or qualifies for an exception from entering into such an agreement. Payments to shareholders that are U.S. persons will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with these rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

State and Local Taxes

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor the Funds are liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that the Funds continue to qualify as a regulated investment company under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which such Fund is deemed to be doing business. In addition, the treatment of the Funds and their shareholders in those states which have income tax laws might differ from treatment under the U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Funds.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

Each Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust (the “Declaration of Trust”) is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of a Fund and that every written agreement, obligation, instrument or undertaking made on behalf of a Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee, agent or shareholder of the Funds is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Funds each represent a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of three classes of shares of each of the Small Cap Equity Fund, the Municipal Enhanced Yield Fund, the Municipal Bond fund and the Large Cap Growth fund – the Institutional Class, Service Class, and Investor Class shares. The Trustees have authorized the issuance of two classes of shares of each of the Small Cap Growth Fund and Mid Cap Growth Fund – the Institutional Class and the Premier Class. The Special Equities Portfolio currently does not offer multiple share classes.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Funds or assets of another series, if applicable. Each share of the Funds represents an equal proportional interest in the Funds with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Funds have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in each Fund’s Prospectus and in this SAI.

The shareholders of a Fund in the Trust are entitled to one vote for each dollar of NAV (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Each class will vote separately on matters affecting only that class or as otherwise required by law. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Trust’s Declaration of Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of a Fund having a NAV of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanied by a form of communication and request that they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and each Fund’s Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in this SAI and each Fund’s Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in each Fund’s Prospectus or this SAI, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or MDI. Each Fund’s Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or MDI to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2011 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, from each Fund’s Annual Report for the fiscal year ended December 31, 2011 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Funds’ Annual Reports are available without charge by calling the Funds at (800) 835-3879 or by visiting the Funds’ Website at www.managersinvest.com or on the Securities and Exchange Commission’s Website at www.sec.gov.

On November 10, 2008, each of the Small Cap Equity Fund and the Municipal Enhanced Yield Fund acquired the assets of its respective GW&K Predecessor Fund. Pursuant to the Reorganizations, each Fund became the successor fund to the corresponding GW&K Predecessor Fund, each of which was the accounting and performance survivor.

On December 31, 2007, the Special Equities Portfolio acquired the assets of Skyline Special Equities Portfolio, a series of Skyline Funds (the “Skyline Predecessor Fund”). Pursuant to this acquisition, the Skyline Predecessor Fund was reorganized into the Fund and the Fund became the successor fund to the Skyline Predecessor Fund, which was the accounting and performance survivor.

APPENDIX A

Description of Securities Ratings

A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Subadvisor to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. The following is a description of Moody’s and S&P’s rating categories applicable to fixed income securities.

Moody’s Investors Service

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating): This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post bankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U.S. government securities pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

APPENDIX B

GANNETT WELSH & KOTLER, LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Gannett Welsh & Kotler, LLC (“GWK”) maintains policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. As an investment adviser and fiduciary of client assets, GWK understands that proxy voting is an integral aspect of investment management and accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment adviser. In voting proxies, GWK seeks to both maximize the long-term value of its clients' assets and to cast votes that it believes to be fair and in the best interests of the affected clients.

GWK clients will either retain proxy voting authority or delegate it to GWK. If a particular client for whom GWK has investment discretion has not explicitly delegated proxy voting authority to GWK, GWK will vote such client’s proxies. The following is a summary of GWK’s policies and procedures that govern the voting of proxies in situations where GWK is responsible for such voting.

Proxy Voting Policies

GWK has contracted with Broadridge Financial Solutions, an independent third party service provider, to provide proxy voting services. Broadridge in turn uses the proxy voting guidelines developed by Glass Lewis & Co. GWK engaged Broadridge as its proxy voting agent to:

(1)	Conduct in-depth proxy research;

(2)	Process and execute all proxies received in connection with the underlying securities held by GWK’s clients in a timely manner;

(3)	Maintain appropriate records of proxy voting and provide copies of such records to GWK upon request;

(4)	Maintain a record of all proxy votes cast on behalf of GWK’s clients; and

(5)	Handle other administrative functions of proxy voting.

GWK has adopted Glass Lewis & Co’s pre-determined proxy voting policy guidelines as its own and votes GWK's clients' proxies (for those clients over whom it has proxy voting authority) in accordance with those policy guidelines. GWK reserves the right to cast votes contrary to the Glass Lewis & Co’s proxy voting guidelines if it deems it necessary and in the best interest of its clients to do so.

A copy of Glass Lewis & Co’s current U.S. Proxy Voting Guidelines Summary (the “Guidelines”) is included as Exhibit A. Clients may obtain a copy the proxy voting guidelines by submitting a written request to: Proxy Policy Administrator, Gannett Welsh & Kotler, LLC, 222 Berkeley Street, 15th Floor, Boston, MA 02116.

GWK reserves the right to add its own guidelines in addition to Broadridge and Glass Lewis & Co’s guidelines. GWK may amend these Proxy Voting Policies and Procedures from time to time.

Except in instances where a GWK’s client retains proxy voting authority, GWK instructs custodians of client accounts to forward all proxy statements and materials received with respect to client accounts to Broadridge to vote the proxies. GWK updates Broadridge’s client list on a periodic basis.

Proxy Voting Procedures

GWK is responsible for the administration of proxy voting for its clients whom GWK has proxy voting authority. The following is a summary of the procedures that govern the voting of proxies. GWK will ensure that it:

(1)	will vote clients’ proxies (i) if a client has delegated proxy voting authority to GWK; or (ii) if GWK has investment discretion for an account and that client has not explicitly retained proxy voting authority;

(2)	will vote all proxies in a manner that GWK believes is in the best interests of its clients as shareholders, i.e., to maximize economic value;

(3)	may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot;

(4)	will identify and resolve all material proxy-related conflicts of interest between itself or Broadridge and its clients in the best interests of the client;

(5)	will provide clients, upon written request, with copies of its proxy voting policy and procedures, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients;

(6)	will annually review proxy voting records to ensure that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared, disseminated and retained;

(7)	will conduct a periodic review, no less often than annually of the voting records to ensure that all eligible clients’ proxies are voted in accordance with the adopted guidelines; and

(8)	will annually review the adequacy of the proxy voting policies and procedures as well as Broadridge and Glass Lewis & Co’s guidelines to ensure the effectiveness of their implementation.

Responsibility and Oversight

GWK is responsible for administering and overseeing the proxy voting policies and procedures, including the review and approval of the adopted Glass Lewis & Co guidelines. GWK has delegated certain proxy voting responsibilities to Broadridge. GWK will oversee Broadridge to ensure that it is fulfilling its obligations with respect to these policies and procedures. Broadridge may, from time to time, refer proxy questions to GWK for instructions under various circumstances. These circumstances may include, among others: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. GWK will defer to senior management, in certain situations to determine how a proxy should be voted. In addition to addressing situations where there are material conflicts of interest, the senior management will also be responsible for annually reviewing these Proxy Voting Policies and Procedures.

Periodically, but no less frequently than annually, GWK will monitor votes cast by Broadridge on behalf of GWK to ensure that such votes are (i) consistent with the proxy voting guidelines published by Glass Lewis & Co; (ii) that all ballots are being delivered properly and promptly to Broadridge; and (iii) ensure that Broadridge has an updated list of accounts to ensure all votes are being cast for all GWK clients.

Senior management will meet on an as needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee’s review. The Committee will review the issue(s) and direct Broadridge on how to vote the proxies.

Conflicts of Interest

GWK has an agreement with an independent proxy voting agent, Broadridge and has adopted Glass Lewis & Co's proxy voting policies which provide pre-determined guidelines for voting proxies. The intent of these policy guidelines is to remove discretion that GWK may have to interpret how to vote proxies in cases where GWK has a material conflict of interest. By adhering to these pre-determined guidelines GWK may remove conflicts of interest that could affect the outcome of a vote.

Occasions may also arise where Broadridge itself may have a material conflict of interest with respect to a proxy vote that it is voting on GWK’s clients’ behalf. In those situations, Broadridge is obligated to fully or partially abstain from voting the proxy and GWK's senior management will provide the voting recommendation after a review of the vote(s) involved. GWK’s Chief Compliance Officer will also become involved in any other situation, though expected to be rare, where GWK takes voting discretion from Broadridge.

In both of the preceding circumstances, GWK will work to ensure that prior to a vote being made, conflicts of interest are identified and material conflicts are properly addressed such that the proxy may be voted in the best interest of its clients.

Recordkeeping

In accordance with Rule 204-2, as amended, GWK will retain all legally required records relating to the implementation of these proxy voting policies and procedures, including:

(1) a copy of these policies and procedures and any amendments thereto which shall be made available to clients, upon request;

(2) a record of each vote cast and a copy of all records relating to voting proxies or that is material to making a decision on how to vote proxies, or that summarizes that decision; (all records are retained by Broadridge on an application called Proxy Edge on GWK’s behalf); and

(3) a copy of each written request from a client for information on how GWK voted such client’s proxies, and a copy of any written response to any (written or oral) request from a client for information on how GWK voted its proxies or for any such proxy records.

Disclosure

Clients may obtain a copy of GWK’s proxy policies and procedures and information about how GWK voted proxies for securities held in their account(s) by submitting a written request to: Proxy Policy Administrator, Gannett Welsh & Kotler, LLC, 222 Berkeley Street, 15th Floor, Boston, MA 02116.

EXHIBIT A:

GLASS LEWIS PROXY VOTING GUIDELINES.

PROXY PAPER POLICY GUIDELINES

A SUMMARY OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE FOR U.S. COMPANIES

2011 PROXY SEASON

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit

www.glasslewis.com or contact our Chief Policy Officer

Shareholder Proposals	10

V. Environmental and Social Risk	11

I. ELECTION OF DIRECTORS

BOARD OF DIRECTORS

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Board Composition

We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board's commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 20% or more of the company's voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors (or withholding where applicable, here and following) for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who fails to file timely form(s) 4 or 5 (assessed on a case-by-case basis).

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

•	All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

•	We also feel that the following conflicts of interest may hinder a director's performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Board Committee Composition

All key committees including audit, compensation, governance, and nominating committees should be composed solely of independent directors and each committee should be focused on fulfilling its specific duty to shareholders. We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

Review of the Compensation Discussion and Analysis Report

We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. In our evaluation of the CD&A, we examine, among other factors, the extent to which the company has used performance goals in determining overall compensation, how well the company has disclosed performance metrics and goals and the extent to which the performance metrics, targets and goals are implemented to enhance company performance. We would recommend voting against the chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets. However, if a company provides shareholders with an advisory vote on compensation, we will recommend that shareholders only vote against the advisory compensation vote proposal unless the compensation practices are particularly egregious or persistent.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company's board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by such board. This becomes much more complicated when management actually sits on, or chairs, the board.

We view an independent chairman as better able to oversee the executives of the company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend voting against CEOs who serve on or chair the board. However, we do support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy.

In the absence of an independent chairman, we support the appointment of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

MAJORITY VOTING FOR THE ELECTION OF DIRECTORS

Glass Lewis will generally support proposals calling for the election of directors by a majority vote in place of plurality voting. If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

CLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's adviser are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, the following differences from the guidelines at operating companies apply at mutual funds:

We believe three-fourths of the boards of investment companies should be made up of independent directors, a stricter standard than the two-thirds independence standard we employ at operating companies.

We recommend voting against the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund is the same person and the fund does not have an independent lead or presiding director.

II. FINANCIAL REPORTING

AUDITOR RATIFICATION

We believe that role of the auditor is crucial in protecting shareholder value. In our view, shareholders should demand the services of objective and well-qualified auditors at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

Glass Lewis generally supports management's recommendation regarding the selection of an auditor. However, we recommend voting against the ratification of auditors for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•

When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•

When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

AUDITOR ROTATION

We typically support audit related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

PENSION ACCOUNTING ISSUES

Proxy proposals sometimes raise the question as to whether pension accounting should have an effect on the company's net income and therefore be reflected in the performance of the business for purposes of calculating payments to executives. It is our view that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income.

III. COMPENSATION

EQUITY BASED COMPENSATION PLANS

Glass Lewis evaluates option and other equity-based compensation on a case-by-case basis. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the company.

We evaluate option plans based on certain overarching principles:

•	Companies should seek additional shares only when needed.

•	The number of shares requested should be small enough that companies need shareholder approval every three to four years (or more frequently).

•	If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

•	Annual net share count and voting power dilution should be limited.

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

•	The expected annual cost of the plan should be proportional to the value of the business.

•	The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

•	Plans should not permit re-pricing of stock options.

OPTION EXCHANGES

Option exchanges are reviewed on a case-by-case basis, although they are approached with great skepticism. Repricing is tantamount to a re-trade. We will support a repricing only if the following conditions are true:

•	Officers and board members do not participate in the program.

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude.

•	The exchange is value neutral or value creative to shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs.

•	Management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

PERFORMANCE BASED OPTIONS

We generally recommend that shareholders vote in favor of performance-based option requirements. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would attract executives who believe in their ability to guide the company to achieve its targets.

LINKING PAY WITH PERFORMANCE

Executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis grades companies on an A to F scale based on our analysis of executive compensation relative to performance and that of the company’s peers and will recommend voting against the election of compensation committee members at companies that receive a grade of F.

DIRECTOR COMPENSATION PLANS

Non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals.

ADVISORY VOTES ON COMPENSATION

We closely review companies' compensation practices and disclosure as outlined in their CD&As and other company filings to evaluate management-submitted advisory compensation vote proposals. In evaluating these non-binding proposals, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of compensation in comparison to company performance and that of its peers. Glass Lewis will generally recommend voting in favor of shareholder proposals to allow shareholders an advisory vote on compensation.

ADVISORY VOTES ON COMPENSATION FREQUENCY

We believe companies should submit say-on-pay votes to shareholders every year and therefore will generally support annual votes on compensation absent a compelling reason. We believe annual say-on-pay votes encourage beneficial board and shareholder dialogue on compensation and that the relatively minor additional financial burdens on a company with regard to an annual vote are outweighed by the benefits to shareholders of more frequent accountability.

LIMITS ON EXECUTIVE COMPENSATION

Proposals to limit executive compensation will be evaluated on a case-by-case basis. As a general rule, we believe that executive compensation should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue.

LIMITS ON EXECUTIVE STOCK OPTIONS

We favor the grant of options to executives. Options are a very important component of compensation packages designed to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically vote against caps on executive stock options.

IV. GOVERNANCE STRUCTURE

ANTI-TAKEOVER MEASURES

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Right of Shareholders to Call a Special Meeting

We will vote in favor of proposals that allow shareholders to call special meetings. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting.

Shareholder Action by Written Consent

We will vote in favor of proposals that allow shareholders to act by written consent. In order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent.

AUTHORIZED SHARES

Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

•	Stock split

•	Shareholder defenses

•	Financing for acquisitions

•	Financing for operations

Unless we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend in favor of the authorization of additional shares.

VOTING STRUCTURE

Cumulative Voting

Glass Lewis will vote for proposals seeking to allow cumulative voting unless the company has majority voting for the election of directors in which case we will vote against. Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting generally operates as a safeguard for by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

SHAREHOLDER PROPOSALS

Shareholder proposals are evaluated on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company.

V. ENVIRONMENTAL AND SOCIAL RISK

We believe companies should actively evaluate risks to long-term shareholder value stemming from poor governance practices. In addition, we believe companies should consider their exposure to environmental and social risk, including changes in environmental or social regulation with respect to their operations, as well as related legal and reputational risks and should incorporate this exposure into their overall business risk profile. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In egregious cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against directors.

THIS DOCUMENT SETS FORTH THE PROXY VOTING POLICY AND GUIDELINES OF GLASS, LEWIS & CO., LLC. THE POLICIES INCLUDED HEREIN HAVE BEEN DEVELOPED BASED ON GLASS LEWIS' EXPERIENCE WITH PROXY VOTING AND CORPORATE GOVERNANCE ISSUES AND ARE NOT TAILORED TO ANY SPECIFIC PERSON. MOREOVER, THESE GUIDELINES ARE NOT INTENDED TO BE EXHAUSTIVE AND DO NOT INCLUDE ALL POTENTIAL VOTING ISSUES. THE INFORMATION INCLUDED HEREIN IS REVIEWED PERIODICALLY AND UPDATED OR REVISED AS NECESSARY. GLASS LEWIS IS NOT RESPONSIBLE FOR ANY ACTIONS TAKEN OR NOT TAKEN ON THE BASIS OF THIS INFORMATION. THIS DOCUMENT MAY NOT BE REPRODUCED OR DISTRIBUTED IN ANY MANNER WITHOUT THE WRITTEN PERMISSION OF GLASS LEWIS.

COPYRIGHT © 2011 GLASS, LEWIS & CO., LLC. ALL RIGHTS RESERVED.

APPENDIX C

THE RENAISSANCE GROUP LLC

PROXY VOTING POLICIES AND PROCEDURES

            SEPTEMBER 9, 2011

RENAISSANCE INVESTMENT MANAGEMENT

Proxy Voting Policies and Procedures

September 9, 2011

I.	Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When The Renaissance Group LLC d.b.a. Renaissance Investment Management (hereafter “the Firm”) has discretion to vote the proxies of its clients, it is obligated to vote solely in the best economic interest of clients.

II.	Voting Guidelines

In the absence of written direction or receipt of specific voting guidelines from a client, the Firm will vote proxies based on its determination of what is in the best economic interest of the client.

The Firm, through its third party proxy voting provider (“the Provider”), offers three proxy policies that consist of:

(i)	a general profit maximization policy;

(ii)	a Taft Hartley Policy, which is in compliance with the AFL-CIO guidelines; and,

(iii)	a policy incorporating the MacBride principles, which overlays the general profit maximization policy.

It is the Firm’s policy to automatically utilize the Taft Hartley policy for all Taft Hartley and public sector labor clients (e.g. police/firefighter clients) unless otherwise instructed in writing. All non-Taft Hartley/Labor and MacBride clients will utilize the general profit maximization policy in the absence of written instructions to the contrary. A copy of the three available proxy voting guidelines may be obtained upon written request to Renaissance Investment Management, Attn: Compliance Dept., 50 East RiverCenter Blvd., Suite 1200, Covington, KY 41011, via e-mail at compliance@reninv.com, or you may also call the Firm at 513-723-4582 to request the information.

III.	Proxy Voting Procedures

In an effort to manage the process of information gathering and voting proxies, the Firm has outsourced proxy voting to a third party proxy voting provider. All issuer’s proxy ballots are sent directly by the client’s custodian to the Provider. The Provider or the Firm, using independent third party research, provides a voting recommendation and votes the proxy ballots received based upon the voting policy selected as described in the Item II. Voting Guidelines. Ultimately, the Firm maintains the right to determine the final vote.

The Firm has a Proxy Voting Committee, which meets on an as needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee’s review. The Proxy Voting Committee is composed of all the Firm’s portfolio managers and research analysts with the Chief Compliance Officer acting as the independent, nonvoting chair of the Committee.

When an account transitions to the Firm, the Firm typically liquidates some or all of the securities being held in the account. The Firm generally will not vote proxies for the securities in a transitioning account which were held prior to the date in which the Firm begins providing investment management services to the account, but for administrative reasons relating to the transition, the Firm cannot guarantee that all such proxies will not be voted.

The Firm does not recall proxy ballots to vote them if the client has lent the shares out for securities lending purposes.

If proxy voting authority has been delegated to the Firm, and the client would like to direct the Firm’s vote on a particular proxy vote, the client may provide the Firm with written or e-mailed specific instructions, which must be received by the Firm at least 10 business days before the voting deadline date. Please send the written instructions to: Renaissance Investment Management, Attn: Compliance Dept., 50 East RiverCenter Blvd., Suite 1200, Covington, KY 41011 or e-mail to compliance@reninv.com. If a request is received less than 10 business days from the vote deadline date, the Firm will vote the proxy according to the client’s instructions on a best efforts basis, but cannot guarantee the vote will be able to be amended.

If it is an option on the ballot, the Firm has the right to abstain from a vote if no recommendations are available from the Provider and the Firm does not feel it has adequate information to make a decision in the best interest of its clients. The Firm will answer any technical questions listed on a proxy ballot that do not require research, on a case-by-case basis without convening the Proxy Voting Committee, if a recommendation is not available from the Provider (e.g. Does the Firm hold a controlling interest in the company?). In the event that the Provider does not provide a recommendation, the issue is not a technical question and abstaining from the vote is not an option on the ballot, the Chief Compliance Officer will convene the Proxy Voting Committee and tally a vote after completion of the Material Conflicts Form.

IV.	Conflicts of Interest

(1)	The Firm is not presently aware of any material corporate conflicts. However, should such conflicts arise, the Firm will identify the conflicts that exist between the interests of the Firm and its clients. This examination will include a review of the relationship of the Firm with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of the Firm or has some other relationship with the Firm, an affiliate or a client of the Firm.

(2)	If the Provider determines it has a material conflict of interest regarding a vote, the Firm will be notified of the conflict. The Firm will then convene a meeting of its Proxy Voting Committee, screen for any Firm corporate and personal conflicts of interest and instruct the Provider of the voting decision of the Proxy Voting Committee. The Firm will document any such conflicts and exclude any person(s) from the Proxy Voting Committee that may have personal conflicts of interest. The Firm’s Chief Compliance Officer will chair the committee.

V.	Disclosure

The Firm will provide clients with disclosure via Form ADV Part 2 instructing clients to contact the Firm to obtain information on how the Firm voted such client’s proxies; and how to request a copy of the Firm’s Proxy Voting Policies and Procedures. If a client requests this information, the Firm will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and, (3) how the Firm voted the client’s proxy.

VI.	Oversight

On a periodic basis, the Chief Compliance Officer will verify with the Provider that it:

•	Continues to vote according to its pre-determined guidelines;

•	Provides the Firm with any changes in its pre-determined policies;

•	Continues to vote for the Firm’s clients for which the Firm has communicated to it that it has voting authority; and,

•	Received and voted proxies for accounts for which the Firm delegated authority to vote proxies to the Provider.

The Chief Compliance Officer will periodically confirm with the Provider that all documentation regarding any decisions to vote other than according to the Providers predetermined policies are accurate and complete.

VII.	Recordkeeping

The Chief Compliance Officer will maintain files relating to the Firm’s proxy voting procedures. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record. Such records are maintained for the benefit of the Firm’s clients and are available to clients upon request. Records of the following will be included in the files:

1.	Copies of these Proxy Voting Policies and Procedures, and any amendments thereto.

2.	A copy of any records created by the current or previous Provider or any records that the Firm created that was material to making a decision on how to vote proxies, or that memorializes that decision.

3.	A copy of each written client request for information on how the Firm voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Firm voted its proxies.

4.	As the Firm has access to proxy statements and records of each vote cast by the current and any former Providers, the Firm will not maintain paper copies of those records in the office.

Summary of Renaissance’s Proxy Voting Policy and Procedures

The Renaissance Group LLC d.b.a. Renaissance Investment Management (hereafter “the Firm”) has a responsibility to vote proxies of client securities under its management solely in the best interest of its clients if the Firm has been delegated proxy voting responsibility by the client. The Firm votes all proxies with respect to client securities unless the client has reserved that responsibility itself and has so notified the Firm in writing or the Firm has determined it does not have enough information to vote and therefore abstains from the vote.

The Firm has contracted a third party proxy voting provider (“the Provider”) to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While the Provider provides the proxy vote recommendations, the Firm retains the ultimate authority on deciding how to vote. In general, it is the Firm’s policy to vote in accordance with the Provider’s recommendations. However, in the event that the Firm disagrees with the Provider’s proxy voting recommendations and does not vote in accordance to the Provider’s recommendation, the Firm’s Proxy Voting Committee’s rationale and ultimate decision will be internally documented.

If the Firm determines how to vote any client proxies, the Firm will identify any material corporate conflicts that exist between the interest of the Firm and its clients. This examination will include a review of the relationship of the Firm with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of the Firm or has some other relationship with the Firm or a client of the Firm. The Firm is not presently aware of any material corporate conflicts other than potentially voting proxy issues relating to a company who may also be a client. This is mitigated by utilizing the Provider. However, should other material conflicts arise, the Firm will examine the scope of the conflict and will implement its procedures to ensure that the final voting decision is unbiased.

If a client has instructed the Firm to vote its proxies and would like to obtain information on how they were voted or would like a copy of the Firm’s Proxy Voting Policies and Procedures, please send a written request to: Renaissance Investment Management, Attn: Compliance Dept., 50 East RiverCenter Blvd., Suite 1200, Covington, KY 41011; or e-mail compliance@reninv.com; or you may also call the Firm at 513-723-4582 to request the information.

APPENDIX D

TimesSquare Capital Management, LLC

Proxy Voting Policies & Procedures

1.	Compliance identifies those Clients for which TimesSquare has been instructed to vote proxies. Each client typically identifies in their investment management contract whether they would like to retain proxy voting authority or delegate that authority to TimesSquare. However, if requested, TimesSquare will also honor a client’s written direction on voting proxies. As described below, TimesSquare has developed pre-determined proxy voting guidelines that are executed by an independent, third party proxy voting service. Certain clients direct TimesSquare to vote proxies using pre-determined guidelines provided by organizations such as the AFL-CIO. TimesSquare coordinates the use of such guidelines with its third party proxy voting service.

2.	TimesSquare has a Proxy Voting Committee, which meets at least annually to review and consider the third party voting services performance and review potential changes to TimesSquare’s own policies. The Committee also meets on an as needed basis to review any material conflicts of interest or any special factors or circumstances that require the Committee’s review. The Committee will also periodically review a list of clients for which TimesSquare is not responsible to vote. The Proxy Voting Committee is comprised of the Chief Executive Officer, the SVP of Operations, and the Chief Compliance Officer.

3.	As noted above, TimesSquare has developed pre-determined proxy voting guidelines that are executed by an independent, third party proxy voting service. The pre-determined guidelines are developed through consultation with the key proxy voting decision makers, that is, equity analysts and portfolio managers, and are reviewed and approved annually by the Proxy Voting Committee.

To address potential material conflicts of interest between the interests of TimesSquare and its affiliates and the interests of TimesSquare's clients, TimesSquare adheres to pre-determined proxy voting guidelines that are approved by the Proxy Voting Committee. Proposals to vote in a manner inconsistent with the pre-determined guidelines must be approved by the Proxy Voting Committee. The Guidelines are available from the Chief Compliance Officer.

4.	Proxy voting guidelines have been developed to protect/improve shareholder value through protection of shareholder rights, and prevention of excessive and unwarranted compensation for companies' directors, management, and employees.

5.	Compliance is responsible for ensuring that all proxy ballots are voted, and are voted in accordance with policies and procedures described in this policy. The mechanics, administration and record keeping of proxy voting are handled by an independent, third party proxy voting service. All proxy materials are directed to an independent, third party proxy voting service by the portfolios' custodians. The independent, third party proxy voting service votes proxies in accordance with voting guidelines and instructions provided or used by TimesSquare; reconciles all ballots held on record date to shares voted; and maintains records of, and upon request provides quarterly reports on, how each portfolio has voted its proxies.

6.	TimesSquare will make reasonable efforts to vote client proxies in accordance with the Proxy Voting Committee’s recommendation. TimesSquare will generally decline to vote a proxy if voting the proxy would cause a restriction to be placed on TimesSquare’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, TimesSquare may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.

7.	Using voting guidelines provided by TimesSquare, the independent, third party proxy voting service alerts Compliance of proxy ballot issues that are considered on a case-by-case basis. After consulting with equity analysts and portfolio managers, Compliance presents voting recommendations on such ballots to the Proxy Voting Committee, which reviews and approves/disapproves recommendations.

8.	Compliance is responsible for reporting exceptions and/or non-routine or new matters to the Proxy Voting Committee. Compliance also provides the Committee with reports that provide an overview of voting results.

9.	In the case of sub-advised accounts, TimesSquare shall, unless otherwise directed by the account, be responsible for voting proxies.

10.	Oversight

On a periodic basis, TimesSquare monitors the third party voting service to ensure that it continues to vote according to its guidelines and continues to monitor for any potential material conflicts of interest. TimesSquare will also periodically verify that the third party voting service is voting for those clients for which TimesSquare has communicated to the third party voting service that it has voting authority.

TimesSquare will also periodically conduct due diligence over the third party voting service’s operations, including evaluating any relationship the third party voting service has with issuers, reviewing the third party voting service’s conflict resolution procedures and otherwise reviewing it’s practices to ensure the integrity of the Proxy Voting process, and to ensure that TimesSquare has a thorough understanding of the third party voting service’s business.

On a periodic basis, TimesSquare will confirm that clients’ custodians are timely alerting the third party voting service when accounts are set up at the custodian for the third party voting service to begin voting TimesSquare’s clients’ securities and that they are forwarding all proxy material’s pertaining to the client’s portfolios to the third party voting service for execution.

11.	Clients may obtain information about how TimesSquare voted proxies for securities held in their account(s) by contacting TimesSquare.

12.	Upon request, TimesSquare will provide its clients with a description of TimesSquare’s proxy voting policy and procedures. In addition, TimesSquare also discloses information regarding its proxy voting procedures in its Form ADV Part 2A.

APPENDIX E

SKYLINE ASSET MANAGEMENT, L.P.

2011 PROXY VOTING POLICY – OVERVIEW

Skyline Subscribes to ISS’ proxy voting guidelines.

For those accounts for which Skyline Asset Management, L.P. (Skyline) has explicit or implicit authority to vote proxies, Skyline:

1)	applies its proxy voting policy consistently;

2)	documents the reasons for voting;

3)	maintains records of voting activities for clients and regulating authorities; and

4)	monitors voting activity for potential conflicts of interest.

Institutional Shareholder Services

In order to facilitate this proxy voting process, Skyline has retained Institutional Shareholder Services Inc. (ISS) to assist the firm with in-depth proxy research, vote execution, and the recordkeeping necessary for tracking proxy voting for the appropriate client account. ISS specializes in providing a variety of fiduciary-level services related to proxy voting.

Voting Policy

An accepted industry standard for the sound handling of proxy voting has been delineated by the U.S. Department of Labor.

The Employee Retirement Income Security Act, or ERISA, sets forth the tenets under which corporate pension fund assets must be managed and invested. ERISA provided that assets managed on behalf of corporate pension plans’ beneficiaries must be invested “...solely in the best interest of the beneficiaries...” Another requirement is that such assets be managed with “care, skill, prudence and diligence...” Interpretations of ERISA are developed by the U.S. Department of Labor. The duties thus created — of loyalty and prudence — apply to the management of all plan assets, including proxy voting.

Although ERISA technically governs only the assets of corporate and Taft-Hartley pension plans and certain other retirement accounts, Skyline thinks that, in the case of proxy voting, the duties of loyalty and prudence as defined within ERISA are excellent guidance. We therefore adhere to an ERISA standard for voting the proxies attached to all equities in separately managed accounts, including funds from endowments, foundations, and public plans, as well as for non-ERISA accounts such as mutual funds for which Skyline serves as investment advisor or sub-advisor.

The duty of prudence requires that decisions be made based on financial criteria when present. The duty of loyalty requires that decisions reflect the best interest of the beneficiaries or protect the rights of beneficiaries as shareholders. Thus, in making a proxy voting decision, two overriding considerations should be assessed: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be.

The Department of Labor has made it clear that a voting policy must be in place for recurring issues and that non-routine issues be addressed by consistent criteria. It has also been made clear that company-specific analysis must be performed and that automatic voting procedures, specifically the “rubber stamping” of the wishes of management, are not appropriate or acceptable. This position was reinforced by the SEC in its releases proposing and adopting Rule 206(4)-6 under the Investment Advisers Act of 1940.

Therefore, all votes will be reviewed on a case-by-case basis and no issues will be considered routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that — guidelines. When company-specific factors are overlaid, every proxy voting decision becomes a case-by-case decision.

Keeping in mind the concept that no issue is considered “routine,” outlined below are general voting parameters on various types of issues when there are no company-specific reasons for voting to the contrary.

1. Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

•	Tenure of the audit firm;

•	Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price;

•	Length of the rotation period advocated in the proposal; and

•	Significant audit-related issues.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company and is therefore not independent;

•	Fees for non-audit services are excessive; or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining but not limited to, the following factors:

•	Composition of the board and key board committees;

•	Attendance at board and committee meetings;

•	Corporate governance provisions and takeover activity;

•	Disclosures under Section 404 of Sarbanes-Oxley Act;

•	Long-term company performance relative to a market and peer index;

•	Extent of the director’s investment in the company;

•	Existence of related party transactions;

•	Whether the chairman is also serving as CEO;

•	Whether a retired CEO sits on the board; and

•	Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

•	Attend less than 75% of the board and committee meetings without a valid excuse (i.e. illness, service to the nation, work on behalf of the company);

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards;

•	The board failed to vote other than FOR a shareholder proposal that received approval by a majority of the shares outstanding at the last annual or special meeting;

•	The board failed to vote other than FOR a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; and/or

•	Failure to establish a formal nominating committee.

WITHHOLD from the entire board of directors (except new nominees, who should be considered on a CASE-BY-CASE basis) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed; and/or

•

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue.

Director Term Limits

Vote on a CASE-BY-CASE basis, taking into account the average director tenure on a board especially when it exceeds 15 years for the entire board.

Corporate Governance Issue

WITHHOLD from the members of the Audit Committee if:

•	A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; and/or

•	There are chronic internal control issues and an absence of established effective control mechanisms.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access (Shareholder Resolution)

Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Poor Pay Practices

ISS believes that executive pay programs should be fair, reasonable and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. ISS’ poor pay practices policy includes: (i) identifying best pay practices, (ii) providing some examples of poor compensation practices, and (iii) extending the withhold recommendations beyond the compensation committee.

Under the SEC disclosure rules, companies are required to disclose all forms of executive pay, including perks valued at $10,000 and above; deferred compensation; and supplemental executive retirement plans (SERPS). These disclosure rules will enable shareholders to understand each pay element.

In general, ISS may recommend a vote to WITHHOLD from the compensation committee and/or the CEO on a CASE-BY-CASE basis where it identifies poor pay practices.

In addition, ISS may consider recommending WITHHOLD from the entire board if the whole board was involved in and contributed to the egregious compensation problems.

3.	Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority shareholder vote requirements.

4.	Cumulative Voting

ISS will generally recommend voting FOR proposals to restore or provide for cumulative voting unless the company meets all of the following criteria:

•	Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;

•	Annually elected board;

•	Two-thirds of the board composed of independent directors;

•	Nominating committee composed solely of independent directors;

•	Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

•	Ability of shareholders to call special meetings or act by written consent with 90 days notice;

•	Absence of superior voting rights for one or more classes of stock;

•	Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

•	The company has not underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years; and

•	No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

ISS will generally recommend AGAINST proposals to eliminate cumulative voting.

5.	Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election.

In proxy contests, vote FOR confidential voting proposals only if dissidents agree to the same policy that applies to management.

6.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

7.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

ISS will recommend WITHHOLD from director nominees at any company which has 1) adopted a pill beginning January, 2005 without shareholder approval, 2) has not yet received a “Withhold” recommendation from ISS for this reason, and 3) has not committed to putting it to a vote within twelve months of its adoption, either as part of its governance policies or as a specific public commitment.

8.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

9.	Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

10.	Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300% of the current authorized shares that marginally fail the calculated allowable cap (i.e. exceed the allowable cap by no more than 5%), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

•	Rationale;

•	Good performance with respect to peers and index on a five-year total shareholder return basis;

•	Absence of non-shareholder approved poison pill;

•	Reasonable equity compensation burn rate;

•	No non-shareholder approved pay plans; and

•	Absence of egregious equity compensation practices.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders; and/or

•	It is not designed to preserve the voting power of an insider or significant shareholder.

11.	Executive and Director Compensation

Equity Based Compensation

Vote CASE-BY-CASE on equity-based compensation plans.

Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans (as measured by Shareholder Value Transfer) is unreasonable;

•	The plan expressly permits the re-pricing of underwater stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

•	The plan is a vehicle for poor pay practices.

Transferable Stock Option Awards

Vote FOR plans with such awards the following factors apply:

•	The structure and mechanics of the on-going transferable stock option program and structure must be disclosed to shareholders; and

•	Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Management Proposals Seeking Approval to Re-price Options

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns;

•	Rationale for the re-pricing;

•	Value-for-value exchange;

•	Option vesting;

•	Term of the option;

•	Exercise price; and

•	Participation.

In addition to the above considerations, ISS will evaluate the intent, rationale, and timing of the re-pricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. ISS considers re-pricing underwater options after a recent precipitous drop in the company’s stock price to be poor timing. Re-pricing after a recent decline in stock price would trigger additional scrutiny and ISS may recommend AGAINST the proposal. At a minimum, the decline should not have happened within the past year. ISS will also consider the terms of the surrendered options, such as the grant date, exercise price, and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that re-pricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85% of fair market value, and

•	Offering period is 27 months or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Generally vote FOR shareholder proposals that:

•

Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards, and

•	Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

12.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote FOR proposals where the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

13.	Anti-Takeover Matters

Greenmail

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

State Anti-takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes, including:

•	Control share acquisition statutes;

•	Control share cash-out statutes;

•	Freeze-out provisions;

•	Fair price provisions;

•	Stakeholder laws;

•	Poison pill endorsements;

•	Severance pay and labor contract provisions;

•	Anti-greenmail provisions; and

•	Disgorgement provisions.

14.	Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-Case basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to actions, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or an officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and

•	Only if the director’s legal expenses would be covered.

15.	Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights.

In evaluating proposals on preemptive rights, consider the following:

•	Size of a company;

•	The characteristics of its shareholder base; and

•	The liquidity of the stock.

Conflicts of Interest

In material conflicts of interest situations, such as cases where Skyline provides advisory services to the pension plan of a company whose management is soliciting proxies, Skyline will inform the client of the material conflict and obtain consent before voting. For every registered investment company for which Skyline serves as an investment advisor, in the instance where Skyline has a material conflict of interest with the registered investment company, Skyline will vote all proxies according to the policies of ISS.

Proxy Voting Procedures

Skyline is aided in the implementation of its proxy voting policy through the assistance of ISS. ISS provides Skyline with research and voting recommendations consistent with Skyline’s proxy voting policy.

Skyline assesses ISS’ recommendations before voting. Because ISS’ voting recommendations are in conformity with Skyline’s voting policy, Skyline generally affirms ISS’ recommendations on votes in support of management. ISS recommendations in opposition to management obtain additional evaluation. The Skyline portfolio manager most familiar with the proxy issue and the company in question examines ISS’ research and renders an affirming or dissenting decision. All decisions are documented and filed electronically or in hard copy form.

Client reports produced by ISS, which details Skyline’s proxy voting record for each client, is provided quarterly by e-mail. Annual summary reports can also be provided at the request of the client. Historical reports exist on file at ISS and can be obtained upon client request. Records of Skyline’s proxy voting are stored at ISS and are available, again upon client request.

FORM N-1A

PART C. OTHER INFORMATION

To the Registration Statement of Managers AMG Funds (the “Registrant” or the “Trust”)

Item 28. Exhibits.

Exhibit No	Description
a.1	Master Trust Agreement dated June 18, 1999. (i)

a.2	Amendment No. 1 to Master Trust Agreement. (ii)

a.3	Amendment No. 2 to Master Trust Agreement. (ii)

a.4	Amendment No. 3 to Master Trust Agreement. (iii)

a.5	Amendment No. 4 to Master Trust Agreement. (iii)

a.6	Amendment No. 5 to Master Trust Agreement. (iv)

a.7	Amendment No. 6 to Master Trust Agreement. (v)

a.8	Amendment No. 7 to Master Trust Agreement. (vii)

a.9	Amendment No. 8 to Master Trust Agreement. (ix)

a.10	Amendment No. 9 to Master Trust Agreement. (x)

a.11	Amendment No. 10 to Master Trust Agreement (dated December 3, 2004). (xi)

a.12	Amendment No. 10 [sic] to Master Trust Agreement (dated September 12, 2003). (xv)

a.13	Amendment No. 11 [sic] to Master Trust Agreement. (xiii)

a.14	Amendment No. 13 to Master Trust Agreement. (xv)

a.15	Amendment No. 14 to Master Trust Agreement. (xv)

a.16	Amendment No. 15 to Master Trust Agreement. (xv)

a.17	Amendment No. 16 to Master Trust Agreement. (xvi)

a.18	Amendment No. 17 to Master Trust Agreement. (xvii)

a.19	Amendment No. 18 to Master Trust Agreement. (xx)

a.20	Amendment No. 19 to Master Trust Agreement. (xxi)

a.21	Amendment No. 20 to Master Trust Agreement. (xxv)

a.22	Amendment No. 21 to Master Trust Agreement. (xxviii)

a.23	Amendment No. 22 to Master Trust Agreement. (xxxi)

a.24	Amendment No. 23 to Master Trust Agreement. (xxxii)

a.25	Amendment No. 24 to Master Trust Agreement. (xxxvi)

b.1	Amended and Restated By-Laws of the Trust. (xxvi)

c.	Articles IV and V and Sections 6.1, 6.3, 6.5, 6.6, 7.1, 7.2, and 7.3 of the Master Trust Agreement dated June 18, 1999, incorporated by reference herein as Exhibit a.1. (i)

d.1	Investment Management Agreement between the Registrant and Managers Investment Group LLC (formerly, The Managers Funds LLC) (“Managers”), dated as of October 19, 1999. (ii)

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d.2	Letter Agreement to Investment Management Agreement between the Registrant and Managers with respect to the Systematic Value Fund. (xxiv)

d.3	Sub-Advisory Agreement between Managers and Systematic Financial Management, L.P. with respect to the Systematic Value Fund. (vii)

d.4	Letter Agreement to the Investment Management Agreement between the Registrant and Managers with respect to the Essex Small/Micro Cap Growth Fund (formerly, Burridge Small Cap Growth Fund). (ix)

d.5	Sub-Advisory Agreement between Managers and Essex Investment Management Company, LLC with respect to Essex Small/Micro Cap Growth Fund. (xv)

d.6	Investment Advisory Agreement between the Registrant and Managers with respect to each of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund. (xi)

d.7	Subadvisory Agreement between Managers and TimesSquare Capital Management, LLC with respect to each of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund. (xi)

d.8	Letter Agreement to Investment Management Agreement between the Registrant and Managers with respect to Systematic Mid Cap Value Fund. (xvii)

d.9	Sub-Advisory Agreement between Managers and Systematic Financial Management, L.P. with respect to the Systematic Mid Cap Value Fund. (xvii)

d.10	Letter Agreement to the Investment Management Agreement between the Registrant and Managers with respect to the Skyline Special Equities Portfolio is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-146198 (filed September 20, 2007).

d.11	Sub-Advisory Agreement between Managers and Skyline Asset Management, L.P. with respect to the Skyline Special Equities Portfolio dated January 23, 2009. (xxvi)

d.12	Form of Letter Agreement to the Investment Management Agreement between the Registrant and Managers relating to the GW&K Small Cap Equity Fund (formerly, GW&K Multi-Cap Equity Fund) and GW&K Municipal Enhanced Yield Fund is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

d.13	Form of Subadvisory Agreement between Managers and Gannett Welsh & Kotler, LLC relating to the GW&K Small Cap Equity Fund (formerly, GW&K Multi-Cap Equity Fund) and GW&K Municipal Enhanced Yield Fund is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

d.14	Form of Letter Agreement to the Investment Management Agreement between the Registrant and Managers with respect to the GW&K Municipal Bond Fund and the Renaissance Large Cap Growth Fund. (xxviii)

d.15	Form of Letter Agreement to the Subadvisory Agreement between Managers and Gannett Welsh & Kotler, LLC with respect to the GW&K Municipal Bond Fund. (xxviii)

d.16	Form of Subadvisory Agreement between Managers and The Renaissance Group LLC with respect to the Renaissance Large Cap Growth Fund. (xxviii)

d.17	Letter Agreement to the Investment Management Agreement between the Registrant and Managers with respect to Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund. (xxxi)

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d.18	Subadvisory Agreement between Managers and Trilogy Global Advisors, LP with respect to Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund. (xxxi)

d.19	Form of Letter Agreement to the Investment Management Agreement between the Registrant and Managers with respect to Yacktman Focused Fund and Yacktman Fund. (xxxvi)

d.20	Form of Subadvisory Agreement between Managers and Yacktman Asset Management LP with respect to Yacktman Focused Fund and Yacktman Fund. (xxxvi)

e.1	Distribution Agreement between Managers Distributors, Inc. and the Registrant, on behalf of each of its series, dated December 4, 2009. (xxx)

e.2	Letter Agreement to the Amended and Restated Distribution Agreement between Managers Distributors, Inc. and the Registrant with respect to Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund. (xxxi)

e.3	Form of Letter Agreement to the Amended and Restated Distribution Agreement between Managers Distributors, Inc. and the Registrant with respect to Yacktman Focused Fund and Yacktman Fund. (xxxvi)

f.	Not applicable.

g.1	Custodian Agreement between the Registrant and The Bank of New York, dated June 25, 2002. (xii)

g.2	Foreign Custody Manager Agreement between the Registrant, on behalf of each of its series, and The Bank of New York. (xxxii)

h.1	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to TimesSquare Mid Cap Growth Fund. (filed herewith)

h.2	Administration Agreement between the Registrant and Managers with respect to each of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund. (xi)

h.3	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to TimesSquare Small Cap Growth Fund. (filed herewith)

h.4	Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc., which was formerly PFPC Inc.). (xiii)

h.5	Amendment to Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. dated, January 1, 2008. (xxii)

h.6	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to each of Systematic Value Fund and Systematic Mid Cap Value Fund. (xxxiii)

h.7	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to Essex Small/Micro Cap Growth Fund. (xxxiv)

h.8	Expense Limitation Agreement between the Registrant and Managers with respect to Skyline Special Equities Portfolio. (filed herewith)

h.9	Administration and Shareholder Servicing Agreement between the Registrant and Managers with respect to Skyline Special Equities Portfolio is incorporated by reference to an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14, Registration Statement No. 333-146198 (filed October 23, 2007).

h.10	Expense Limitation and Recoupment Agreement between the Registrant and Managers with

3

respect to the GW&K Small Cap Equity Fund. (filed herewith)
h.11	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to the GW&K Municipal Enhanced Yield Fund. (xxxiii)

h.12	Form of Administration and Shareholder Servicing Agreement between the Registrant and Managers with respect to the GW&K Small Cap Equity Fund (formerly, GW&K Multi-Cap Equity Fund) and GW&K Municipal Enhanced Yield Fund is incorporated by reference to an exhibit to the Registrant’s Registration Statement on Form N-14, Registration No. 333-152716 (filed August 1, 2008).

h.13	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to the GW&K Municipal Bond Fund. (filed herewith)

h.14	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to the Renaissance Large Cap Growth Fund. (filed herewith)

h.15	Form of Administration and Shareholder Servicing Agreement between the Registrant and Managers with respect to the GW&K Municipal Bond Fund and the Renaissance Large Cap Growth Fund. (xxviii)

h.16	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to Trilogy Global Equity Fund. (xxxv)

h.17	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to Trilogy Emerging Markets Equity Fund. (xxxv)

h.18	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to Trilogy International Small Cap Fund. (xxxv)

h.19	Form of Administration and Shareholder Servicing Agreement between the Registrant and Managers with respect to Yacktman Focused Fund and Yacktman Fund. (xxxvi)

h.20	Form of Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to Service Class shares of Yacktman Focused Fund. (xxxvi)

h.21	Form of Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to Service Class shares of Yacktman Fund. (xxxvi)

i.1	Opinion and Consent of Goodwin Procter LLP with respect to the Systematic Value Fund. (vii)

i.2	Opinion and Consent of Goodwin Procter LLP with respect to the Essex Small/Micro Cap Growth Fund (formerly, Burridge Small Cap Growth Fund). (ix)

i.3	Opinion and Consent of Goodwin Procter LLP with respect to TimesSquare Mid Cap Growth Fund. (xi)

i.4	Opinion and Consent of Goodwin Procter LLP with respect to TimesSquare Small Cap Growth Fund. (xii)

i.5	Opinion and Consent of Ropes & Gray LLP with respect to Essex Small/Micro Cap Growth Fund and Systematic Value Fund. (xv)

i.6	Opinion and Consent of Ropes & Gray LLP with respect to Systematic Mid Cap Value Fund. (xvii)

i.7	Opinion and Consent of Ropes & Gray LLP with respect to Skyline Special Equities Portfolio. (xxi)

4

i.8	Opinion and Consent of Ropes & Gray LLP with respect to the GW&K Small Cap Equity Fund (formerly, GW&K Multi-Cap Equity Fund) and the GW&K Municipal Enhanced Yield Fund. (xxv)

i.9	Opinion and Consent of Ropes & Gray LLP with respect to the GW&K Municipal Bond Fund and the Renaissance Large Cap Growth Fund. (xxviii)

i.10	Opinion and Consent of Ropes & Gray LLP with respect to Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund and Trilogy International Small Cap Fund. (xxxi)

i.11	Opinion and Consent of Ropes & Gray LLP with respect to Yacktman Focused Fund and Yacktman Fund. (to be filed by amendment)

j.1	Consent of PricewaterhouseCoopers LLP. (filed herewith)

j.2	Power of Attorney for the Trustees and Certain Officers of the Registrant. (xxxvi)

k.	Not Applicable.

l.	Not Applicable.

m.1	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1, dated as of April 4, 2012. (xxxvi)

n.1	Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 with respect to TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund. (xxiv)

n.2	Amended and Restated Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 with respect to Systematic Value Fund, Essex Small/Micro Cap Growth Fund, Systematic Mid Cap Value Fund, GW&K Small Cap Equity Fund, GW&K Municipal Enhanced Yield Fund, GW&K Municipal Bond Fund, Renaissance Large Cap Growth Fund, Trilogy Global Equity Fund, Trilogy Emerging Markets Equity Fund, Trilogy International Small Cap Fund, Yacktman Focused Fund and Yacktman Fund. (xxxvi)

o.	Not applicable.

p.1	Code of Ethics of Managers AMG Funds. (xiv)

p.2	Code of Ethics of Managers and Managers Distributors, Inc. (xviii)

p.3	Code of Ethics of Systematic Financial Management, L.P. (xxii)

p.4	Code of Ethics of TimesSquare Capital Management, LLC. (filed herewith)

p.5	Code of Ethics of Essex Investment Management Company, LLC. (xx)

p.6	Code of Ethics of Skyline Asset Management, L.P. (xxxii).

p.7	Code of Ethics of Gannett Welsh & Kotler, LLC. (filed herewith)

p.8	Code of Ethics of The Renaissance Group LLC. (filed herewith)

p.9	Code of Ethics of Trilogy Global Advisors, LP. (xxxv)

p.10	Code of Ethics of Yacktman Asset Management LP. (xxxvi)

(i)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed August 6, 1999).

(ii)	Filed as an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement

5

on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 21, 1999).

(iii)	Filed as an exhibit to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed November 14, 2000).

(iv)	Filed as an exhibit to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 20, 2001).

(v)	Filed as an exhibit to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 5, 2001).

(vi)	Intentionally omitted.

(vii)	Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 17, 2002).

(viii)	Filed as an exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 30, 2002), under the same exhibit number.

(ix)	Filed as an exhibit to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-095219 (filed April 11, 2002).

(x)	Filed as an exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed January 31, 2003).

(xi)	Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 10, 2004).

(xii)	Filed as an exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 23, 2004).

(xiii)	Filed as an exhibit to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed March 1, 2005).

(xiv)	Filed as an exhibit to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 29, 2005).

(xv)	Filed as an exhibit to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2006).

(xvi)	Filed as an exhibit to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 28, 2006).

(xvii)	Filed as an exhibit to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 20, 2006).

(xviii)	Filed as an exhibit to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2007).

(xix)	Intentionally omitted.

(xx)	Filed as an exhibit to Post Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2007).

(xxi)	Filed as an exhibit to Post Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed December 21, 2007).

(xxii)	Filed as an exhibit to Post Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 29, 2008).

(xxiii)	Filed as an exhibit to Post Effective Amendment No. 56 to the Registrant’s Registration Statement

6

on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 27, 2008).
(xxiv)	Filed as an exhibit to Post Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 26, 2008).

(xxv)	Filed as an exhibit to Post Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed October 29, 2008).

(xxvi)	Filed as an exhibit to Post Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 30, 2009).

(xxvii)	Filed as an exhibit to Post Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed May 28, 2009).

(xxviii)	Filed as an exhibit to Post Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 2, 2009).

(xxix)	Filed as an exhibit to Post Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed July 24, 2009).

(xxx)	Filed as an exhibit to Post Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 30, 2010).

(xxxi)	Filed as an exhibit to Post Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2011).

(xxxii)	Filed as an exhibit to Post Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 29, 2011).

(xxxiii)	Filed as an exhibit to Post Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed June 29, 2011).

(xxxiv)	Filed as an exhibit to Post Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed September 28, 2011).

(xxxv)	Filed as an exhibit to Post Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed February 28, 2012).

(xxxvi)	Filed as an exhibit to Post Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 333-84639 and 811-09521 (filed April 18, 2012).

Item 29. Persons Controlled by or Under Common Control with Registrant.

None.

Item 30. Indemnification.

Under Article VI of the Registrant’s Master Trust Agreement, any present or former Trustee, Officer, agent or employee or person serving in such capacity with another entity at the request of the Registrant (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines or penalties and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any proceeding by or in the name of the Registrant or any shareholder in his capacity as such if: (i) a favorable final decision on the merits is made by a court or administrative body; or (ii) a reasonable determination is made by a vote of the majority of a quorum of disinterested Trustees or by independent legal counsel that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the

7

duties involved in his office (“Disabling Conduct”); or (iii) a determination is made to indemnify the Covered Person under procedures approved by the Board of Trustees which in the opinion of independent legal counsel are not inconsistent with the Investment Company Act of 1940, as amended (the “1940 Act”). Said Article VI further provides that the Registrant shall indemnify any Covered Person against any such liabilities and expenses incurred in connection with the defense or disposition of any other type of proceeding except with respect to any matter as to which the Covered Person shall have engaged in Disabling Conduct or shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Registrant.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the Act, and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or a controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund. The Registrant will maintain a liability insurance policy or policies under which (i) the disinterested Trustees and/or (ii) the Registrant and its Trustees and officers will be named insureds.

Reference is made to the Distribution Agreement with Managers Distributors, Inc., and any amendments thereto, attached as Exhibit e.1, Exhibit e.2 and Exhibit e.3, which is incorporated herein by reference, and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.

Item 31. Business and Other Connections of Investment Adviser.

Managers Investment Group LLC (f/k/a The Managers Funds LLC) (“Managers”), a registered investment adviser, serves as investment manager to the Trust. Managers is a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and AMG serves as its Managing Member. Managers serves as an investment manager to investment companies registered under the 1940 Act and to various separate accounts. Managers also provides non-discretionary back office, trading execution and support, administrative and/or marketing services to affiliated entities in connection with such entities’ provision of advisory services to or through various investment products and programs. The business and other connections of the officers and directors of Managers Investment Group LLC are listed in Schedules A and D of its Form ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file number of this Form ADV is 801-56365.

Managers has hired one or more Subadvisor(s) for each series of the Trust. The business and other connections of the officers and directors of each Subadvisor are listed in their respective Schedules A and D of their Forms ADV as currently on file with the SEC, the text of which Schedules are hereby incorporated herein by reference. The file numbers of said Forms ADV are listed below. Except for Skyline Asset Management, L.P., each of the Subadvisors is majority owned by AMG and is an affiliate of Managers and the Registrant.

Subadvisor	File Number	Funds
Essex Investment Management Company, LLC	801-55496	Essex Small/Micro Cap Growth Fund

Systematic Financial	801-48908	Systematic Mid Cap Value Fund;

8

Management, L.P.		Systematic Value Fund

TimesSquare Capital Management, LLC	801-63492	TimesSquare Mid Cap Growth Fund; TimesSquare Small Cap Growth Fund

Skyline Asset Management, L.P.	801-49603	Skyline Special Equities Portfolio

Gannett Welsh & Kotler, LLC	801-61559	GW&K Small Cap Equity Fund; GW&K Municipal Enhanced Yield Fund; GW&K Municipal Bond Fund

The Renaissance Group LLC	801-50177	Renaissance Large Cap Growth Fund

Trilogy Global Advisors, LP	801-57139	Trilogy Global Equity Fund; Trilogy Emerging Markets Equity Fund; Trilogy International Small Cap Fund

Yacktman Asset Management LP	801-41058	Yacktman Focused Fund; Yacktman Fund

Item 32. Principal Underwriters.

(a)	Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers Distributors, Inc. also acts as principal underwriter for The Managers Funds, Managers Trust I and Managers Trust II.

(b)	The following information relates to the directors, officers and partners of Managers Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds

Jeffrey S. Murphy c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director	None

Dean A. Maines c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director	None

John Kingston, III c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Director and Secretary	None

Keitha L. Kinne c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	President	President, Principal Executive Officer, and Chief Operating Officer

9

Donald S. Rumery c/o Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854	Treasurer and Chief Financial Officer	Treasurer, Chief Financial Officer, and Principal Financial Officer

Patrick Spellman c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossing, Massachusetts 01965	Chief Compliance Officer	None

(c)	Not applicable.

Item 33. Location of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are kept by the Registrant, each Subadvisor, and the listed entities at the following offices:

(1)	At the offices of the Registrant at 800 Connecticut Avenue, Norwalk, Connecticut 06854, at the offices of Managers Investment Group LLC, 333 W. Wacker Drive, Chicago, Illinois 60606, at the offices of the Custodian, The Bank of New York Mellon, 2 Hanson Place, Brooklyn, New York, New York 11217 and at the offices of the Transfer Agent, BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

(2)	Essex Investment Management Company, LLC, 125 High Street, 29th Floor, Boston, Massachusetts 02110.

(3)	Skyline Asset Management, L.P., 120 S. LaSalle Street, Suite 1320, Chicago, Illinois 60603.

(4)	TimesSquare Capital Management, LLC, 1177 Avenue of the Americas, 39th Floor, New York, New York 10036.

(5)	Systematic Financial Management, L.P., 300 Frank W. Burr Boulevard, 7th Floor Glenpointe East, Teaneck, New Jersey 07666.

(6)	Gannett Welsh & Kotler, LLC, 222 Berkeley Street, 15th Floor, Boston, Massachusetts 02116.

(7)	The Renaissance Group LLC, 50 East RiverCenter Boulevard, Suite 1200, Covington, Kentucky 41011.

(8)	Trilogy Global Advisors, LP, 1114 Avenue of the Americas, 28th Floor, New York, New York 10036-7701.

(9)	Yacktman Asset Management LP, 6300 Bridgepoint Parkway, Building One, Suite 320, Austin, Texas 78730-5073.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

None.

10

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, Managers AMG Funds certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Norwalk, and State of Connecticut, on the 27th day of April, 2012.

MANAGERS AMG FUNDS

By:	/s/ Donald S. Rumery
Donald S. Rumery
Treasurer, Chief Financial Officer, and Principal Financial Officer

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Jack W. Aber*	Trustee	April 27, 2012
Jack W. Aber

/s/ Christine C. Carsman*	Trustee	April 27, 2012
Christine C. Carsman

/s/ William E. Chapman, II*	Trustee	April 27, 2012
William E. Chapman, II

/s/ Edward J. Kaier*	Trustee	April 27, 2012
Edward J. Kaier

/s/ Steven J. Paggioli*	Trustee	April 27, 2012
Steven J. Paggioli

/s/ Eric Rakowski*	Trustee	April 27, 2012
Eric Rakowski

/s/ Thomas R. Schneeweis*	Trustee	April 27, 2012
Thomas R. Schneeweis

/s/ Keitha L. Kinne	President and	April 27, 2012
Keitha L. Kinne	Principal Executive Officer
(Principal Executive Officer)

/s/ Donald S. Rumery	Treasurer,	April 27, 2012
Donald S. Rumery	Chief Financial Officer, and
Principal Financial Officer
(Principal Accounting Officer)
(Principal Financial Officer)

*By:	/s/ Donald S. Rumery
Donald S. Rumery
Pursuant to Powers of Attorney incorporated herein by reference
Date: April 27, 2012

Managers AMG Funds

Exhibit Index

Exhibit No.	Description
h.1	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to TimesSquare Mid Cap Growth Fund.

h.3	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to TimesSquare Small Cap Growth Fund.

h.8	Expense Limitation Agreement between the Registrant and Managers with respect to Skyline Special Equities Portfolio.

h.10	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to the GW&K Small Cap Equity Fund.

h.13	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to the GW&K Municipal Bond Fund.

h.14	Expense Limitation and Recoupment Agreement between the Registrant and Managers with respect to the Renaissance Large Cap Growth Fund.

j.1	Consent of PricewaterhouseCoopers LLP.

p.4	Code of Ethics of TimesSquare Capital Management, LLC.

p.7	Code of Ethics of Gannett Welsh & Kotler, LLC.

p.8	Code of Ethics of The Renaissance Group LLC.